UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 911-22123
                                                     ---------------------

                 Nuveen Municipal High Income Opportunity Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
    April 30, 2008

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                             NUVEEN INVESTMENT
                                                             QUALITY MUNICIPAL
                                                             FUND, INC.
                                                             NQM

                                                             NUVEEN SELECT
                                                             QUALITY MUNICIPAL
                                                             FUND, INC.
                                                             NQS

                                                             NUVEEN QUALITY
                                                             INCOME MUNICIPAL
                                                             FUND, INC.
                                                             NQU

                                                             NUVEEN PREMIER
                                                             MUNICIPAL INCOME
                                                             FUND, INC.
                                                             NPF

                                                             NUVEEN MUNICIPAL
                                                             HIGH INCOME
                                                             OPPORTUNITY FUND
                                                             NMZ

                                                             NUVEEN MUNICIPAL
                                                             HIGH INCOME
                                                             OPPORTUNITY FUND 2
                                                             NMD


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger  |  Chairman of the Board

It is with a variety of emotions that I write my last letter to Nuveen Fund shareholders. For a dozen years, it has been my privilege to communicate periodically with you through these annual and semi-annual reports about the performance and uses of your Fund. Over that time, I've tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification. I firmly believe that all our Fund shareholders, working in conjunction with a trusted financial advisor, have the potential to reach their financial objectives by using Nuveen Funds as a core component of a well-balanced portfolio.

As I noted in your Fund's last shareholder report, Nuveen Investments was acquired in November 2007 by a group led by Madison Dearborn Partners, LLC. While this event had no impact on the investment objectives, portfolio management strategies or dividend policies of your Fund, it did provide a convenient point to begin implementing a long-planned transition in the senior management team at Nuveen. As a part of this process, I will be leaving the Board of the Nuveen Funds on June 30, 2008.

In addition, Nuveen and your Fund's Board determined that Fund shareholders would be best served by having an independent director serve as the new chairman of the Fund Board. Therefore, I am very excited and pleased to report that I will be succeeded as chairman of your Nuveen Fund Board by Robert Bremner. A member of the Board since 1997, Bob is a management consultant and private investor not affiliated with Nuveen. Over the years, he has played a critical role on the Fund Board, most recently as the lead independent director, and I know Bob and the other Board members are determined to maintain the standards and commitment to quality that you have come to expect from your Nuveen investment.

Please take the time to review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of Bob Bremner and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
June 16, 2008

Portfolio Managers' COMMENTS
Nuveen Investments Municipal Closed-End Funds

NQM, NQS, NQU,
NPF, NMZ, NMD


Portfolio managers Paul Brennan, Tom Spalding, John Miller, and Johnathan Wilhelm review key investment strategies and the six-month performance of these six national Funds. With 19 years of industry experience, Paul assumed portfolio management responsibility for NQM and NPF in 2006. A 31-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. John, who has 15 years of municipal market experience, has managed NMZ and NMD since their inceptions in 2003 and November 2007, respectively. Johnathan, who came to Nuveen in 2001 with 18 years of industry experience, joined John as co-portfolio manager for NMZ and NMD in 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2008?

During this six-month period, the municipal market experienced a great deal of volatility, as issues related to the sub-prime mortgage industry had an indirect, but important, influence on the municipal market's performance. Tighter liquidity stemming from problems in the credit markets contributed to a turbulent municipal market environment, as did the continued uncertainty about municipal bond insurers and the flight to quality driven by dislocations in the financial markets. We sought to capitalize on this environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

As the market discounted bonds that were out of favor, such as those with lower credit quality and higher yields, we took advantage of opportunities that we considered overlooked and undervalued to selectively add these types of bonds to our portfolios, especially bonds rated BBB. In addition, we believed that the steepening municipal yield curve began to offer better reward opportunities for purchases made further out on the curve. As a result, many of the additions to our portfolios emphasized longer maturities.

Among the credits we added to the Funds were uninsured health care bonds, marking the first time in a while that we found bonds in this sector at attractive levels relative to their credit quality. NQM, NQS and NQU also purchased zero coupon bonds, which we believed offered good long-term potential at discounted prices. In NQM and NPF, we added exposure to the short end of the yield curve by purchasing variable rate demand obligations (VRDOs) at very attractive yields. VRDOs are floating-rate securities that offer interest rates set daily or weekly based on an index of short-term municipal rates. In NMZ, we added high-grade issues such as Duke University at attractive yields as well as non-rated bonds such as those issued for the Old Palm and Pine Island (Florida)




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

community development districts (CDD). Although the market for these CDD, or land-secured, offerings was under pressure due to the housing market slowdown, we used a bottom-up approach to find the strongest credits at attractive prices, adding both yield and price appreciation potential to our portfolio.

To generate cash for purchases, NQM, NQS, NQU, and NPF selectively sold some holdings with shorter durations,(1) including pre-refunded bonds,(2) at attractive prices resulting from high demand. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. NMZ sold bonds with lower embedded yields, particularly subinvestment-grade bonds, to take advantage of situations offering better yields and more upside price potential in both the new issue and secondary markets. In addition, a number of our new purchases were funded with cash generated by bond redemptions and calls, especially in NMZ.

As mentioned earlier, over the course of the entire reporting period, we saw the municipal yield curve steepen, as municipal bond interest rates at the short end of the curve declined and longer rates rose. In this environment, we continued to emphasize disciplined approach to duration management. As part of this strategy, we used inverse floating rate securities,(3) a type of derivative financial instrument, in all six of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NPF also used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage NPF's common share net asset value (NAV) volatility without having a negative impact on its income stream or common share dividends over the short term.

In November 2007, we introduced the Nuveen Municipal High Income Opportunity Fund 2 (NMD), which--like NMZ--was established as a high-yield Fund that invests at least 50% of its portfolio in investment-grade quality municipal securities and up to 50% in municipal credits that are rated subinvestment-grade quality or that are unrated but judged to be of comparable quality. Our management strategies for NMZ during this time focused on the successful completion of the Fund's initial investment phase. At the end of this reporting period, the Fund was fully invested and had met all of its targeted objectives in terms of individual credit, diversification, and yield expectations. Our focus during the investment phase was primarily on credit-specific analysis and selection, which we believe are critical, especially in the high-yield segment of the market. Potential Fund holdings were analyzed on the basis of credit quality, credit spreads, and relative value. The investment process was facilitated by a market that provided ample supply of the types of bonds we were seeking for NMD's portfolio, including hospitals and long-term care, limited tax obligations, community development districts, charter schools and transportation.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 4/30/08

                            Six-Month       1-Year       5-Year      10-Year

NQM                            -1.25%       -1.67%        4.26%        5.44%
NQS                            -1.71%       -1.52%        4.76%        5.71%
NQU                             0.31%        0.38%        5.24%        5.60%
NPF                            -2.65%       -3.55%        3.54%        5.18%

Lipper General
Leveraged
Municipal Debt
Funds Average(4)               -2.54%       -3.47%        4.64%        5.24%

Lehman Brothers
Municipal
Bond Index(5)                   1.47%        2.79%        4.03%        5.16%

NMZ                            -6.66%       -7.65%          N/A          N/A
NMD(6)**                       -2.90%          N/A          N/A          N/A

Lipper High-Yield
Municipal Debt
Funds Average(4)               -4.71%       -5.96%          N/A          N/A

Lehman Brothers
High-Yield Municipal
Bond Index(5)                  -5.60%       -6.65%          N/A          N/A


For the six months ended April 30, 2008, the cumulative returns on common share NAV for NQM, NQS, NQU and NPF underperformed the return on the Lehman Brothers Municipal Bond Index. The performance of NQM, NQS, and NQU exceeded the average return for their Lipper General Leveraged Municipal Debt Funds Average, while NPF slightly trailed the average. NMZ underperformed both the Lehman Brothers High-Yield Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Average. Because its results are based on less than six months, NMD's return should not be compared directly with the six-month returns for the Lehman Brothers High-Yield Municipal Bond Index and Lipper High-Yield Municipal Debt Funds Average. However, these returns can serve as relative guidelines for NMD's performance over this period.

One of the major factors impacting the six-month performance of NQM, NQS, NQU, NPF and NMZ in relation to those of their respective unleveraged Lehman Brothers




* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

** NMD's cumulative return represents the period from its inception on November 15, 2007, through April 30, 2008; the six-month returns for the Lehman Brothers High-Yield Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Average represent the period November 1, 2007, through April 30, 2008.

     Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

     For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six months, 54; 1 year, 54; 5 years, 52; and 10 years, 38. Fund and Lipper returns assume reinvestment of dividends. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all 15 closed-end funds in this category for the six-month and one-year periods. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Lehman indexes do not reflect any expenses.

(6) NMD is an unleveraged Fund; the remaining five Funds in this report are leveraged.

Municipal Bond Indexes was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their preferred shareholders. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by certain municipal bond insurers.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of eight years or less, especially those maturing in two to six years, benefited the most from changes in the interest rate environment. As a result, these shorter maturity bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns. As previously noted, one of our strategies during this period focused on adding longer bonds to our portfolios as the yield curve steepened, based on our belief that these bonds offered solid long-term potential. This purchase activity helped to extend the Funds' durations, which generally had a negative impact on performance during these past six months. While NQU benefited from having the shortest duration among these Funds, on the whole the Funds were overexposed to the underperforming longer part of the yield curve, with NMZ and NMD having the longest durations.

As mentioned earlier, NPF used forward interest rate swaps to synthetically shorten duration and move the Fund closer to our strategic duration target. During this period, in contrast to historical trends, the U.S. Treasury market and the municipal market moved in the opposite directions. As municipal market performance lagged the significant gains made by Treasuries, these forward interest rate swaps performed poorly, hurting NPF's performance. In addition, the inverse floaters used by all six of these Funds had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the inverse floaters also benefited the Funds by helping to support their income streams.

As credit spreads widened, bonds rated BBB or below posted poor returns. The underperformance of the lower credit quality sector was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. As of April 30, 2008, holdings of bonds rated BBB ranged from 7% in NQU and 10% in NQM to 11% in NPF and 14% in NQS. These allocations were generally higher than that of the Lehman Brothers Municipal Bond Index, and the negative impact of this greater exposure to credit risk accounted for some of the performance differential between these Funds and the index.

In addition to its holdings of approximately 16% in bonds rated BBB, NMZ held 15% in bonds rated BB or lower (subinvestment-grade) and 41% in non-rated bonds, some of which Nuveen has determined to be of investment-grade quality. NMD's lower-rated holdings comprised 28% in BBB rated bonds, 11% in bonds rated BB or lower, and 35% in non-rated bonds. Overall, conditions in the high-yield market were poor due to the flight to quality, low demand for high-yield paper, and credit spreads that widened significantly. These factors were the main drivers behind the performance of these Funds' holdings of higher-yielding credits.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 4% to 5% of the portfolios of these Funds as of April 30, 2008. NMZ also held two credits that experienced some financial stress, which resulted in declines in valuation: Pontiac Hospital Finance Authority for North Oakland Medical Center in Michigan and the Las Vegas monorail project in Nevada. The four-year-old monorail project, which has been struggling to build ridership and turn a profit, was penalized by the market for dipping into its debt service reserve fund to cover scheduled bond principal and interest payments.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, water and sewer, electric utilities and special tax issues. Pre-refunded bonds performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Funds, NQU had the heaviest allocation of bonds that had been advance refunded, while NPF had the fewest. (As a newly established Fund, NMD did not hold any bonds pre-refunded as of April 30, 2008.) NMZ continued to see positive contributions from advance refunding activity, which benefited the Fund through price appreciation and enhanced credit quality. Some of the larger advance refundings included bonds issued by New Jersey Tobacco Settlement Financing Corporation, West Penn Allegheny Health System, and Nataki Talibah Schoolhouse in Michigan.

Another factor that had an impact on the performance of these Funds was their position in bonds backed by certain municipal insurers. As concern increased about the balance sheets of municipal bond insurers, prices on bonds insured by these companies declined, detracting from the performance of the Funds. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. During the period covered by this report, at least one rating agency reduced the rating for AMBAC-insured and MBIA-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds to BB. Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A. As of April 30, 2008, at least one rating agency has placed XLCA-insured bonds on "negative credit watch" and one or more rating agencies have placed each of these insurers on "negative outlook", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.


RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report except NMD use leverage to potentially enhance opportunities for additional income for common shareholders. This strategy continued to provide support for the leveraged Funds' income streams during this turbulent period. As a result, the dividends of NQM, NQS, NQU, NPF and NMZ remained stable throughout the six-month reporting period ended April 30, 2008. NMD, which was introduced in November 2007, paid its first regular monthly dividend in January 2008, and its dividend continued to be stable during the remainder of this period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                     Short-Term Capital Gains
          Long-Term Capital Gains      and/or Ordinary Income
                      (per share)                 (per share)

NQM                            --                     $0.0041
NMZ                       $0.0905                     $0.0028

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2008, all of the funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NQM, NQS, NQU and NPF, had negative UNII balances while NMZ and NMD had positive UNII balances for financial statement purposes.

As of April 30, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                              4/30/08          Six-Month Average
                     Premium/Discount          Premium/Discount

NQM                            -5.12%                    -6.31%
NQS                            -0.90%                    -3.59%
NQU                            -7.87%                    -8.27%
NPF                            -8.53%                   -10.64%
NMZ                           +12.56%                    +5.99%
NMD                            +7.06%                    +4.76%


COMMONSHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Directors of NPF approved an open market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's common shares. Repurchases not only help to support the market price, but because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, NPF may repurchase up to 10% of its outstanding common shares. As of April 30, 2008, NPF had repurchased 186,800 common shares, representing 0.9% of the Fund's total common shares outstanding.



SHELF EQUITY PROGRAM

On September 24, 2007, a registration statement filed by NMZ became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's NAV per common share. NMZ issued 297,054 shares during the reporting period at an average price of $15.75 and an average premium to NAV of 4.99% per common share.

NQM
Performance
OVERVIEW

Nuveen Investment
Quality Municipal
Fund, Inc.
                as of April 30, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              62%
AA                               13%
A                                12%
BBB                              10%
BB or Lower                       1%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
May                           0.0675
Jun                           0.0675
Jul                           0.0675
Aug                           0.0675
Sep                           0.0645
Oct                           0.0645
Nov                           0.0645
Dec                           0.0645
Jan                           0.0645
Feb                           0.0645
Mar                           0.0645
Apr                           0.0645

Line Chart:
Common Share Price Performance -- Weekly Closing Price
5/01/07                       15.67
                              15.7
                              15.66
                              15.62
                              15.48
                              15.46
                              15.13
                              14.89
                              14.92
                              14.89
                              14.877
                              14.75
                              14.75
                              14.67
                              14.7201
                              14.6
                              14.78
                              14.49
                              14.47
                              14.65
                              14.5
                              14.37
                              14.4
                              14.53
                              14.54
                              14.69
                              13.82
                              13.78
                              13.4
                              13.23
                              13.31
                              13.5
                              13.65
                              13.46
                              13.28
                              13.6
                              14.11
                              14.23
                              14.23
                              14.49
                              14.61
                              14.66
                              13.92
                              13.62
                              13.57
                              13.7
                              13.52
                              13.36
                              13.58
                              13.69
                              13.62
                              13.7
                              13.83
4/30/08                       13.71



FUND SNAPSHOT
------------------------------------
Common Share Price            $13.71
------------------------------------
Common Share Net Asset Value  $14.45
------------------------------------
Premium/(Discount) to NAV     -5.12%
------------------------------------
Market Yield                   5.65%
------------------------------------
Taxable-Equivalent Yield(2)    7.85%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $517,704
------------------------------------
Average Effective Maturity on
Securities (Years)             14.48
------------------------------------
Leverage-Adjusted Duration     11.96
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative      1.60%        -1.25%
------------------------------------
1-Year         -7.64%        -1.67%
------------------------------------
5-Year          3.98%         4.26%
------------------------------------
10-Year         5.22%         5.44%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     13.5%
------------------------------------
New York                       10.2%
------------------------------------
Texas                           8.9%
------------------------------------
Illinois                        7.8%
------------------------------------
Washington                      5.8%
------------------------------------
Minnesota                       4.6%
------------------------------------
District of Columbia            4.3%
------------------------------------
Georgia                         3.0%
------------------------------------
Nevada                          2.9%
------------------------------------
Ohio                            2.8%
------------------------------------
Michigan                        2.6%
------------------------------------
Wisconsin                       2.5%
------------------------------------
Louisiana                       2.4%
------------------------------------
Florida                         2.4%
------------------------------------
Indiana                         2.1%
------------------------------------
Oklahoma                        2.0%
------------------------------------
Massachusetts                   1.9%
------------------------------------
Pennsylvania                    1.8%
------------------------------------
Colorado                        1.7%
------------------------------------
South Carolina                  1.6%
------------------------------------
New Jersey                      1.4%
------------------------------------
Other                          13.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.6%
------------------------------------
Health Care                    14.7%
------------------------------------
Tax Obligation/General         12.9%
------------------------------------
Tax Obligation/Limited         11.5%
------------------------------------
Transportation                  9.5%
------------------------------------
Water and Sewer                 6.3%
------------------------------------
Utilities                       5.8%
------------------------------------
Other                          12.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $0.0041 per share.

NQS
Performance
OVERVIEW

Nuveen Select
Quality Municipal
Fund, Inc.
                as of April 30, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              64%
AA                                9%
A                                 8%
BBB                              14%
BB or Lower                       4%
N/R                               1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
May                           0.0705
Jun                            0.067
Jul                            0.067
Aug                            0.067
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                            0.067
Apr                            0.067


Line Chart:
Common Share Price Performance -- Weekly Closing Price
5/01/07                       16.45
                              16.6
                              16.6
                              16.36
                              16
                              15.84
                              15.54
                              14.96
                              14.84
                              14.97
                              14.84
                              14.76
                              15.01
                              14.77
                              14.74
                              14.62
                              14.4
                              14.5
                              14.83
                              14.93
                              14.76
                              14.72
                              14.86
                              14.8
                              14.74
                              15.1
                              15.15
                              14.81
                              14.12
                              13.76
                              14.11
                              13.95
                              14.05
                              14
                              13.84
                              13.72
                              14.53
                              14.82
                              14.51
                              14.87
                              14.98
                              14.93
                              14.14
                              13.75
                              13.35
                              13.8
                              13.33
                              13.25
                              13.73
                              13.82
                              14.09
                              14.23
                              14.24
4/30/08                       14.26


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.26
------------------------------------
Common Share Net Asset Value  $14.39
------------------------------------
Premium/(Discount) to NAV     -0.90%
------------------------------------
Market Yield                   5.64%
------------------------------------
Taxable-Equivalent Yield(2)    7.83%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $489,646
------------------------------------
Average Effective Maturity on
Securities (Years)             14.78
------------------------------------
Leverage-Adjusted Duration     11.04
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative     -2.18%        -1.71%
------------------------------------
1-Year         -8.03%        -1.52%
------------------------------------
5-Year          5.64%         4.76%
------------------------------------
10-Year         5.62%         5.71%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                           9.4%
------------------------------------
Illinois                        9.2%
------------------------------------
Colorado                        7.7%
------------------------------------
New York                        7.2%
------------------------------------
South Carolina                  6.2%
------------------------------------
Michigan                        5.3%
------------------------------------
Nevada                          4.8%
------------------------------------
New Jersey                      4.6%
------------------------------------
Tennessee                       4.1%
------------------------------------
California                      3.8%
------------------------------------
Ohio                            3.8%
------------------------------------
New Mexico                      3.1%
------------------------------------
Florida                         2.7%
------------------------------------
Utah                            2.6%
------------------------------------
Washington                      2.4%
------------------------------------
North Carolina                  2.4%
------------------------------------
District of Columbia            2.1%
------------------------------------
Alabama                         2.1%
------------------------------------
Wisconsin                       1.9%
------------------------------------
Other                          14.6%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                30.4%
------------------------------------
Health Care                    14.5%
------------------------------------
Utilities                      14.3%
------------------------------------
Transportation                 12.3%
------------------------------------
Tax Obligation/General          8.2%
------------------------------------
Tax Obligation/Limited          7.7%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Other                           6.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQU
Performance
OVERVIEW

Nuveen Quality
Income Municipal
Fund, Inc.
                as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              70%
AA                               10%
A                                 8%
BBB                               7%
BB or Lower                       4%
N/R                               1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
May                           0.0635
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605


Line Chart:
Common Share Price Performance -- Weekly Closing Price
5/01/07                       15.58
                              15.59
                              15.47
                              15.22
                              15.13
                              15.04
                              14.7
                              14.1
                              13.92
                              13.96
                              13.94
                              13.72
                              13.72
                              13.75
                              13.81
                              13.56
                              13.5
                              13.65
                              13.8
                              14.24
                              13.89
                              13.65
                              13.72
                              13.66
                              13.74
                              13.97
                              13.62
                              13.58
                              13.16
                              12.95
                              13.1
                              13.35
                              13.32
                              12.99
                              12.98
                              13.16
                              14.25
                              14.2
                              14.03
                              14.35
                              14.28
                              14.36
                              13.5
                              13.196
                              12.94
                              13.53
                              13.44
                              13.29
                              13.46
                              13.44
                              13.31
                              13.46
                              13.46
4/30/08                       13.47


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.47
------------------------------------
Common Share Net Asset Value  $14.62
------------------------------------
Premium/(Discount) to NAV     -7.87%
------------------------------------
Market Yield                   5.39%
------------------------------------
Taxable-Equivalent Yield(2)    7.49%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $792,663
------------------------------------
Average Effective Maturity on
Securities (Years)             13.02
------------------------------------
Leverage-Adjusted Duration     10.21
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative      1.40%         0.31%
------------------------------------
1-Year         -8.60%         0.38%
------------------------------------
5-Year          4.50%         5.24%
------------------------------------
10-Year         4.55%         5.60%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          10.9%
------------------------------------
New York                       10.6%
------------------------------------
Illinois                        9.7%
------------------------------------
California                      8.5%
------------------------------------
South Carolina                  5.8%
------------------------------------
Washington                      5.6%
------------------------------------
Massachusetts                   5.0%
------------------------------------
Oklahoma                        4.3%
------------------------------------
Nevada                          3.8%
------------------------------------
Colorado                        3.3%
------------------------------------
New Jersey                      3.1%
------------------------------------
Puerto Rico                     3.0%
------------------------------------
Ohio                            2.7%
------------------------------------
Pennsylvania                    2.3%
------------------------------------
Louisiana                       2.2%
------------------------------------
Alabama                         2.0%
------------------------------------
North Carolina                  1.9%
------------------------------------
Iowa                            1.4%
------------------------------------
Other                          13.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                37.0%
------------------------------------
Tax Obligation/General         14.6%
------------------------------------
Transportation                 13.6%
------------------------------------
Utilities                       9.0%
------------------------------------
Health Care                     8.0%
------------------------------------
Tax Obligation/Limited          5.4%
------------------------------------
Other                          12.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that qualified dividend income, the Taxable-Equivalent Yield is lower.

NPF
Performance
OVERVIEW

Nuveen Premier
Municipal Income
Fund, Inc.
                as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
AAA/U.S. Guaranteed              46%
AA                               21%
A                                21%
BBB                              11%
N/R                               1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
May                            0.056
Jun                            0.056
Jul                            0.056
Aug                            0.056
Sep                            0.056
Oct                            0.056
Nov                            0.056
Dec                            0.056
Jan                            0.056
Feb                            0.056
Mar                            0.056
Apr                            0.056


Line Chart:
Common Share Price Performance -- Weekly Closing Price
5/01/07                       14.12
                              14.19
                              14.16
                              14.12
                              13.93
                              13.88
                              13.61
                              13.48
                              13.5
                              13.61
                              13.5
                              13.43
                              13.461
                              13.49
                              13.66
                              13.25
                              13.15
                              13.05
                              13.4
                              13.58
                              13.54
                              13.28
                              13.3
                              13.26
                              13.2
                              13.21
                              13.2109
                              13.04
                              12.66
                              12.4
                              12.63
                              12.74
                              12.81
                              12.65
                              12.65
                              12.85
                              13.3
                              13.55
                              13.36
                              13.44
                              13.27
                              13.37
                              12.72
                              12.61
                              12.18
                              12.49
                              12.31
                              12.2201
                              12.64
                              12.55
                              12.74
                              12.78
                              12.93
4/30/08                       12.86


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.86
------------------------------------
Common Share Net Asset Value  $14.06
------------------------------------
Premium/(Discount) to NAV     -8.53%
------------------------------------
Market Yield                   5.23%
------------------------------------
Taxable-Equivalent Yield(3)    7.26%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $279,886
------------------------------------
Average Effective Maturity on
Securities (Years)             15.26
------------------------------------
Leverage-Adjusted Duration     11.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative     -0.76%        -2.65%
------------------------------------
1-Year         -4.18%        -3.55%
------------------------------------
5-Year          2.98%         3.54%
------------------------------------
10-Year         4.10%         5.18%
------------------------------------

STATES
(as a % of total investments)(2)
------------------------------------
California                     13.6%
------------------------------------
New York                       12.3%
------------------------------------
Illinois                        7.6%
------------------------------------
Colorado                        6.2%
------------------------------------
Washington                      5.2%
------------------------------------
South Carolina                  4.6%
------------------------------------
Louisiana                       4.3%
------------------------------------
Arizona                         4.2%
------------------------------------
Texas                           3.6%
------------------------------------
Wisconsin                       3.4%
------------------------------------
New Jersey                      3.3%
------------------------------------
Minnesota                       2.9%
------------------------------------
Georgia                         2.5%
------------------------------------
Michigan                        2.3%
------------------------------------
North Carolina                  2.3%
------------------------------------
Indiana                         1.8%
------------------------------------
Nebraska                        1.6%
------------------------------------
Ohio                            1.6%
------------------------------------
Rhode Island                    1.5%
------------------------------------
Oklahoma                        1.4%
------------------------------------
Other                          13.8%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Tax Obligation/Limited         17.4%
------------------------------------
U.S. Guaranteed                13.9%
------------------------------------
Utilities                      13.6%
------------------------------------
Tax Obligation/General         12.9%
------------------------------------
Health Care                    12.2%
------------------------------------
Transportation                  9.7%
------------------------------------
Water and Sewer                 5.7%
------------------------------------
Other                          14.6%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMZ
Performance
OVERVIEW

Nuveen Municipal
High Income
Opportunity Fund

                              as of April 30, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              18%
AA                                6%
A                                 4%
BBB                              16%
BB or Lower                      15%
N/R                              41%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
May                           0.0815
Jun                           0.0815
Jul                           0.0815
Aug                           0.0815
Sep                           0.0815
Oct                           0.0815
Nov                           0.0815
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0815
Apr                           0.0815


Line Chart:
Common Share Price Performance -- Weekly Closing Price
5/01/07                       18.03
                              18.1112
                              18.16
                              17.82
                              17.69
                              17.6
                              16.65
                              16.44
                              16.9
                              17.06
                              16.99
                              16.74
                              16.31
                              16.15
                              16.2001
                              16.29
                              15.33
                              16.01
                              16.5
                              16.81
                              16.45
                              16.21
                              16.17
                              16.07
                              16.11
                              16
                              15.85
                              15.87
                              15.69
                              15.51
                              15.31
                              14.98
                              15.38
                              15
                              14.34
                              14.57
                              15.52
                              15.98
                              15.5399
                              15.81
                              15.97
                              16.03
                              15.01
                              14.95
                              14.92
                              15.26
                              15.03
                              14.75
                              15.21
                              15.24
                              15.22
                              15.4
                              15.31
4/30/08                       15.5


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.50
------------------------------------
Common Share Net Asset Value  $13.77
------------------------------------
Premium/(Discount) to NAV     12.56%
------------------------------------
Market Yield                   6.31%
------------------------------------
Taxable-Equivalent Yield(2)    8.76%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $328,504
------------------------------------
Average Effective Maturity on
Securities (Years)             19.17
------------------------------------
Leverage-Adjusted Duration     13.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative      1.90%        -6.66%
------------------------------------
1-Year         -8.51%        -7.65%
------------------------------------
Since
Inception       7.62%         6.13%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                      9.1%
------------------------------------
Colorado                        6.6%
------------------------------------
Indiana                         6.4%
------------------------------------
Texas                           6.2%
------------------------------------
Ohio                            6.1%
------------------------------------
Wisconsin                       6.1%
------------------------------------
Louisiana                       5.9%
------------------------------------
Florida                         5.8%
------------------------------------
Illinois                        4.8%
------------------------------------
Arizona                         3.5%
------------------------------------
Pennsylvania                    3.3%
------------------------------------
Virginia                        3.3%
------------------------------------
New Jersey                      3.1%
------------------------------------
Washington                      2.7%
------------------------------------
Michigan                        2.6%
------------------------------------
Maryland                        2.2%
------------------------------------
Minnesota                       2.1%
------------------------------------
Tennessee                       1.8%
------------------------------------
Nebraska                        1.8%
------------------------------------
Missouri                        1.7%
------------------------------------
Other                          14.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    19.6%
------------------------------------
Tax Obligation/Limited         15.7%
------------------------------------
U.S. Guaranteed                14.4%
------------------------------------
Housing/Multifamily             8.1%
------------------------------------
Utilities                       6.1%
------------------------------------
Transportation                  5.5%
------------------------------------
Industrials                     5.1%
------------------------------------
Water and Sewer                 5.0%
------------------------------------
Education and Civic
   Organizations                5.0%
------------------------------------
Materials                       4.5%
------------------------------------
Other                          11.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0933 per share.

NMD
Performance
OVERVIEW

Nuveen Municipal
High Income
Opportunity Fund 2
                as of April 30, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
AAA/U.S. Guaranteed               4%
AA                                6%
A                                16%
BBB                              28%
BB or Lower                      11%
N/R                              35%


Bar Chart:
2008 Monthly Tax-Free Dividends Per Common Share
Jan                           0.0785
Feb                           0.0785
Mar                           0.0785
Apr                           0.0785


Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/16/07                      15
                              15
                              15.01
                              15.01
                              15.04
                              14.97
                              14.85
                              15.09
                              15
                              15.03
                              15.01
                              15.1
                              15.14
                              14.6601
                              14.45
                              14.05
                              14.15
                              13.7
                              13.64
                              13.85
                              13.92
                              14.12
                              14.26
                              14.42
4/30/08                       14.55


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.55
------------------------------------
Common Share Net Asset Value  $13.59
------------------------------------
Premium/(Discount) to NAV      7.06%
------------------------------------
Market Yield                   6.47%
------------------------------------
Taxable-Equivalent Yield(3)    8.99%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $214,608
------------------------------------
Average Effective Maturity on
Securities (Years)             26.93
------------------------------------
Modified Duration              18.09
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/07)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
Since
Inception      -0.77%        -2.90%
------------------------------------

STATES
(as a % of total investments)(2)
------------------------------------
California                     18.2%
------------------------------------
Florida                         9.9%
------------------------------------
Illinois                        7.2%
------------------------------------
Texas                           7.0%
------------------------------------
Louisiana                       7.0%
------------------------------------
Colorado                        5.4%
------------------------------------
Wisconsin                       5.1%
------------------------------------
Washington                      4.2%
------------------------------------
South Carolina                  3.3%
------------------------------------
New Jersey                      3.2%
------------------------------------
Utah                            3.2%
------------------------------------
Arizona                         3.1%
------------------------------------
Ohio                            3.0%
------------------------------------
Georgia                         2.1%
------------------------------------
Indiana                         2.1%
------------------------------------
Minnesota                       1.9%
------------------------------------
Other                          14.1%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Health Care                    31.4%
------------------------------------
Tax Obligation/Limited         22.7%
------------------------------------
Education and Civic
   Organizations               11.0%
------------------------------------
Consumer Discretionary          5.5%
------------------------------------
Transportation                  5.0%
------------------------------------
Industrials                     4.8%
------------------------------------
Consumer Staples                4.4%
------------------------------------
Utilities                       4.0%
------------------------------------
Other                          11.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that qualified dividend income, the Taxable-Equivalent Yield is lower.

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       3,800   Alabama Special Care Facilities Financing Authority, Revenue Bonds,   11/16 at 100.00        Aa1        $ 3,754,362
                 Ascension Health, Series 2006C-2, 5.000%, 11/15/36

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        1,200    5.250%, 11/15/20                                                     11/15 at 100.00       Baa1          1,167,744
          800    5.000%, 11/15/30                                                     11/15 at 100.00       Baa1            696,472

        1,250   Courtland Industrial Development Board, Alabama, Pollution             6/15 at 100.00        BBB          1,090,250
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
        7,050   Total Alabama                                                                                             6,708,828
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.7% (1.0% OF TOTAL INVESTMENTS)

        4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/10 at 100.00        AAA          4,300,720
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

                Northern Tobacco Securitization Corporation, Alaska, Tobacco
                Settlement Asset-Backed Bonds, Series 2006A:
        4,000    5.000%, 6/01/32                                                       6/14 at 100.00       Baa3          3,287,040
        1,500    5.000%, 6/01/46                                                       6/14 at 100.00       Baa3          1,172,025

------------------------------------------------------------------------------------------------------------------------------------
        9,500   Total Alaska                                                                                              8,759,785
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                     12/15 at 100.00        BBB            197,376
          265    5.250%, 12/01/25                                                     12/15 at 100.00        BBB            259,920

        3,335   Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs,       7/17 at 100.00        Aaa          2,620,343
                 Series 11032- 11034, 7.452%, 7/01/31 - FSA Insured (IF)

        2,450   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-          2,199,610
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        6,250   Total Arizona                                                                                             5,277,249
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,125   Arkansas Development Finance Authority, Home Mortgage Revenue          7/08 at 101.50        AAA          1,146,150
                 Bonds, FNMA/GNMA Mortgage-Backed Securities Program,
                 Series 1998A, 5.150%, 7/01/17

                University of Arkansas, Pine Bluff Campus, Revenue Bonds,
                Series 2005A:
        3,290    5.000%, 12/01/30 - AMBAC Insured                                     12/15 at 100.00        Aaa          3,360,669
        2,000    5.000%, 12/01/35 - AMBAC Insured                                     12/15 at 100.00        Aaa          2,036,560

                Van Buren County, Arkansas, Sales and Use Tax Revenue Refunding
                and Construction Bonds, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                     12/10 at 100.00        Aaa          1,096,303
        2,960    5.650%, 12/01/31 - AMBAC Insured                                     12/10 at 100.00        Aaa          3,080,383

        1,000   Washington County, Arkansas, Hospital Revenue Bonds, Washington        2/15 at 100.00        BBB            925,000
                 Regional Medical Center, Series 2005B, 5.000%, 2/01/30

------------------------------------------------------------------------------------------------------------------------------------
       11,430   Total Arkansas                                                                                           11,645,065
------------------------------------------------------------------------------------------------------------------------------------


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 20.8% (12.9% OF TOTAL INVESTMENTS)

$       2,250   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00        AA+        $ 2,272,343
                 University of Southern California, Series 2005, 4.750%, 10/01/28

        1,000   California Educational Facilities Authority, Revenue Bonds,           11/15 at 100.00         A2          1,000,000
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

        2,500   California Health Facilities Financing Authority, Revenue Bonds,      11/15 at 100.00         A2          2,504,600
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        4,285   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+          4,151,137
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        5,500   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        AA-          5,367,340
                 Sutter Health, Series 2007A, 5.000%, 11/15/42

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,000    5.250%, 7/01/30                                                       7/15 at 100.00       BBB+            925,920
        1,000    5.000%, 7/01/39                                                       7/15 at 100.00       BBB+            860,900

       10,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/25     8/13 at 100.00         A+         10,327,800

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,         6/14 at 102.00         A2          1,934,922
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,530   Commerce Joint Power Financing Authority, California, Tax              8/13 at 100.00         AA          2,473,100
                 Allocation Refunding Bonds, Redevelopment Projects 2 and 3,
                 Series 2003A, 5.000%, 8/01/28 - RAAI Insured

          145   Commerce Joint Power Financing Authority, California, Tax Allocation   8/13 at 100.00    N/R (4)            158,643
                 Refunding Bonds, Redevelopment Projects 2 and 3, Series 2003A,
                 5.000%, 8/01/28 (Pre-refunded 8/01/13) - RAAI Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        3,000    5.000%, 6/01/33                                                       6/17 at 100.00        BBB          2,561,610
          610    5.125%, 6/01/47                                                       6/17 at 100.00        BBB            493,679

        9,740   Huntington Park Redevelopment Agency, California, Single Family          No Opt. Call        AAA         13,406,136
                 Residential Mortgage Revenue Refunding Bonds, Series 1986A,
                 8.000%, 12/01/19 (ETM)

        1,030   Natomas Union School District, Sacramento County, California,            No Opt. Call        AAA          1,153,713
                 General Obligation Refunding Bonds, Series 1999,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino County,        No Opt. Call        AAA         20,094,132
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.400%, 8/01/25 - MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities Program              No Opt. Call        AAA         18,147,593
                 Single Family Mortgage Revenue Bonds, Series 1988B,
                 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)

        3,415   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00     A3 (4)          3,864,380
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        5,000   Riverside Unified School District, Riverside County, California,       2/12 at 101.00         A+          5,014,300
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                 FGIC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                       9/15 at 102.00       Baa3            240,218
          275    5.000%, 9/01/23                                                       9/15 at 102.00       Baa3            259,633

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        6,175    0.000%, 1/15/28 - MBIA Insured                                          No Opt. Call        AAA          1,940,741
        8,135    0.000%, 1/15/34 - MBIA Insured                                          No Opt. Call        AAA          1,735,684
       17,195    0.000%, 1/15/35 - MBIA Insured                                          No Opt. Call        AAA          3,454,819

        3,185   University of California, General Revenue Bonds, Series 2005G,         5/13 at 101.00        AAA          3,186,593
                 4.750%, 5/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      119,035   Total California                                                                                         107,529,936
------------------------------------------------------------------------------------------------------------------------------------


                                       19

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.7% (1.7% OF TOTAL INVESTMENTS)

$       1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical       6/16 at 100.00         A-        $   941,570
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     3/15 at 100.00       BBB+            381,148
                 Health Care, Series 2005F, 5.000%, 3/01/25

           10   Colorado Housing Finance Authority, Single Family Program              5/08 at 104.50        Aaa             10,195
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue              11/10 at 100.00        AAA         12,706,470
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,860   Total Colorado                                                                                           14,039,383
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 6.9% (4.3% OF TOTAL INVESTMENTS)

       23,745   District of Columbia Water and Sewerage Authority, Public Utility      4/09 at 160.00        AAA         26,600,570
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23 - FSA Insured

        3,000   District of Columbia, General Obligation Bonds, Series 1998B,            No Opt. Call        AAA          3,457,710
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, Revenue Bonds, Georgetown University,             4/11 at 31.03        AAA          4,532,671
                 Series 2001A, 0.000%, 4/01/31 (Pre-refunded 4/01/11) -
                 MBIA Insured

        1,200   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00         AA            991,296
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 8.033%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       43,895   Total District of Columbia                                                                               35,582,247
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.9% (2.4% OF TOTAL INVESTMENTS)

        1,000   Board of Regents, Florida State University, Housing Facility           5/15 at 101.00        AAA          1,017,150
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured

        4,230   Brevard County Health Facilities Authority, Florida, Revenue           4/16 at 100.00          A          4,193,199
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        1,580   Escambia County Health Facilities Authority, Florida, Health Facility 10/08 at 101.00       BBB+          1,573,854
                 Revenue Refunding Bonds, Baptist Hospital and Baptist Manor,
                 Series 1998, 5.125%, 10/01/19

        3,200   Hillsborough County Industrial Development Authority, Florida,         4/10 at 101.00        N/R          3,116,800
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

        1,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             10/17 at 100.00        AAA            935,350
                 International Airport Hub, Series 2007B, 4.500%, 10/01/31 -
                 MBIA Insured

        4,335   Miami-Dade County, Florida, Aviation Revenue Bonds, Residuals         10/17 at 100.00         AA          3,494,357
                 Series 1016, 2.967%, 10/01/31 - MBIA Insured (IF)

        5,895   South Miami Health Facilities Authority, Florida, Hospital             8/17 at 100.00        AA-          5,752,872
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42

------------------------------------------------------------------------------------------------------------------------------------
       21,240   Total Florida                                                                                            20,083,582
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.8% (3.0% OF TOTAL INVESTMENTS)

       10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00     A+ (4)         10,601,900
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) -
                 FGIC Insured

        2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 11/14 at 100.00        AAA          2,805,744
                 Series 2004, 5.000%, 11/01/23 - FSA Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,             No Opt. Call        AAA          2,202,520
                 Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 -
                 MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds,           9/11 at 102.00        AAA          6,365,291
                 Georgia State University - TUFF/Atlanta Housing LLC,
                 Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special                No Opt. Call         A+          2,623,883
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
       22,940   Total Georgia                                                                                            24,599,338
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.1% (0.7% OF TOTAL INVESTMENTS)

$       4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,             12/11 at 100.00        Aaa        $ 4,974,791
                 5.375%, 12/01/31 - MBIA Insured

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
          500    5.250%, 9/01/26                                                       9/16 at 100.00       BBB-            452,925
          500    5.250%, 9/01/30                                                       9/16 at 100.00       BBB-            436,390

------------------------------------------------------------------------------------------------------------------------------------
        5,810   Total Idaho                                                                                               5,864,106
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.5.% (7.8% OF TOTAL INVESTMENTS)

        4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University,      3/10 at 101.00     AA (4)          5,062,251
                 Series 2000, 6.250%, 3/01/20 (Pre-refunded 3/01/10) -
                 RAAI Insured

       14,600   Chicago Greater Metropolitan Area Sanitary District, Illinois,        12/16 at 100.00        AAA         16,288,490
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35
                 (Pre-refunded 12/01/16) (UB)

        4,775   Chicago Public Building Commission, Illinois, General Obligation       3/13 at 100.00        AAA          5,247,200
                 Lease Bonds, Chicago Transit Authority, Series 2003,
                 5.250%, 3/01/23 (Pre-refunded 3/01/13) - AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government Program       1/11 at 100.00        Aaa          2,292,916
                 Revenue Bonds, DuPage and Cook Counties Community Unit
                 School District 205 - Elmhurst, Series 2000, 6.000%, 1/01/19
                 (Pre-refunded 1/01/11) - FSA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
                Series 2004:
        2,500    5.250%, 11/15/21                                                      5/14 at 100.00          A          2,492,750
        1,000    5.250%, 11/15/22                                                      5/14 at 100.00          A            989,960

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,           1/16 at 100.00       BBB-            359,640
                 Series 2006, 5.125%, 1/01/25

        2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical   5/12 at 100.00       Baa3          2,486,484
                 Center, Series 2002, 5.500%, 5/15/32

       12,725   Kane, Cook and DuPage Counties School District 46, Elgin, Illinois,      No Opt. Call        Aaa         14,803,629
                 General Obligation School Bonds, Series 1997,
                 7.800%, 1/01/12 - FSA Insured

        6,300   Madison County Community Unit School District 7, Edwardsville,           No Opt. Call   Baa3 (4)          6,872,922
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 -
                 FGIC Insured (ETM)

        6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue            No Opt. Call        AAA          3,114,326
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

                Will County High School District 204, Joliet, Illinois, General
                Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                          No Opt. Call        AAA          1,463,608
        1,300    8.700%, 12/01/14 - FSA Insured                                          No Opt. Call        AAA          1,706,588

        1,180   Will County School District 17, Channahon, Illinois, General             No Opt. Call        Aaa          1,488,995
                 Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       61,350   Total Illinois                                                                                           64,669,759
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.3% (2.1% OF TOTAL INVESTMENTS)

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage        4/11 at 101.00    Aa3 (4)          6,057,175
                 Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded 4/01/11)

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00        Aaa          1,940,498
                 Mortgage Revenue Bonds, Cloverleaf Apartments Project Phase I,
                 Series 2000, 6.000%, 1/20/31

        2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing          7/10 at 102.00        Aaa          2,567,006
                 Revenue Bonds, Blueridge Terrace Project, Series 2000,
                 6.050%, 1/20/36

                St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                Madison Center Inc., Series 2005:
        1,550    5.250%, 2/15/23                                                       2/15 at 100.00        BBB          1,460,100
        2,500    5.375%, 2/15/34                                                       2/15 at 100.00        BBB          2,203,925

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage         1/13 at 101.00        AAA          3,114,358
                 Bonds, Series 2001, 5.750%, 7/15/14 (Pre-refunded 1/15/13) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total Indiana                                                                                            17,343,062
------------------------------------------------------------------------------------------------------------------------------------


                                       21

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement             6/15 at 100.00        BBB        $ 6,840,480
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        1,000   Kansas Development Finance Authority, Health Facilities Revenue       11/15 at 100.00         A2          1,006,530
                 Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22

          565   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed              No Opt. Call        Aaa            596,663
                 Securities Program Single Family Revenue Bonds, Series 1997A-1,
                 6.950%, 6/01/29 (Alternative Minimum Tax)

        3,400   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest            8/16 at 100.00        AAA          4,260,200
                 Hotel Corporation, Series 1988, 9.500%, 10/01/16
                 (Pre-refunded 8/15/16) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,965   Total Kansas                                                                                              5,863,393
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding        7/08 at 101.00        AAA          2,022,520
                 Bonds, Jewish Hospital HealthCare Services Inc., Series 1996,
                 5.700%, 1/01/21 - AMBAC Insured

          510   Louisville and Jefferson County Metropolitan Government,              10/16 at 100.00        N/R            478,196
                 Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy
                 of the Americas, Series 2006, 5.000%, 10/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,510   Total Kentucky                                                                                            2,500,716
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.9% (2.4% OF TOTAL INVESTMENTS)

          785   East Baton Rouge Mortgage Finance Authority, Louisiana,               10/08 at 101.50        Aaa            795,260
                 GNMA/FNMA Mortgage-Backed Securities Program Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single Family
                Mortgage Revenue Bonds, Series 2000G-2:
          885    6.300%, 6/01/32 (Alternative Minimum Tax)                            12/10 at 102.00        Aaa            915,948
          595    5.550%, 6/01/32 (Alternative Minimum Tax)                            12/10 at 102.00        Aaa            601,896

          380   Jefferson Parish Home Mortgage Authority, Louisiana, Single Family    12/09 at 103.00        Aaa            396,431
                 Mortgage Revenue Refunding Bonds, Series 2000A-2,
                 7.500%, 12/01/30 (Alternative Minimum Tax)

        3,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,         8/15 at 100.00         A+          3,008,760
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        2,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00         A3          2,402,000
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

       11,545   Orleans Parish School Board, Louisiana, General Obligation               No Opt. Call        AAA         12,129,523
                 Refunding Bonds, Series 1987, 9.000%, 2/01/09 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,690   Total Louisiana                                                                                          20,249,818
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-          2,518,350
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.1% (1.9% OF TOTAL INVESTMENTS)

        4,925   Massachusetts Development Financing Authority, Assisted Living        12/09 at 102.00        N/R          4,993,655
                 Revenue Bonds, Prospect House Apartments, Series 1999,
                 7.000%, 12/01/31

        1,105   Massachusetts Health and Educational Facilities Authority,             1/09 at 101.00        BBB          1,091,033
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

        1,875   Massachusetts Health and Educational Facilities Authority,             7/11 at 100.00        BBB          1,942,988
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.500%, 7/01/21

        2,030   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00        BBB          2,032,923
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        5,100   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00        AAA          5,317,872
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured (UB)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       1,040   Massachusetts Water Resources Authority, General Revenue               2/17 at 100.00        Aaa        $   819,374
                 Bonds, Series 2007, Residual Trust 7039, 4.069%, 8/01/46 -
                 FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       16,075   Total Massachusetts                                                                                      16,197,845
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.2% (2.6% OF TOTAL INVESTMENTS)

        4,250   Detroit City School District, Wayne County, Michigan, Unlimited Tax    5/12 at 100.00        AAA          4,659,360
                 School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/20 (Pre-refunded 5/01/12) - FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding Bonds,          No Opt. Call         A+         11,675,439
                 Series 1993, 6.500%, 7/01/15 - FGIC Insured

        1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,              7/15 at 100.00        BBB          1,792,656
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        1,350   Michigan State Building Authority, Revenue Bonds, Facilities          10/15 at 100.00        AAA          1,400,126
                 Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured

        2,000   Michigan State Hospital Finance Authority, Revenue Bonds, Trinity     12/16 at 100.00         AA          1,994,420
                 Health Care Group, Series 2006A, 5.000%, 12/01/31

          340   Monroe County Hospital Finance Authority, Michigan, Mercy              6/16 at 100.00       Baa3            292,883
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
       19,955   Total Michigan                                                                                           21,814,884
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 7.4% (4.6% OF TOTAL INVESTMENTS)

        8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc.,     7/14 at 100.00         A-          8,106,038
                 Series 2004, 4.950%, 7/01/22

        5,000   Dakota and Washington Counties Housing and Redevelopment                 No Opt. Call        AAA          6,990,300
                 Authority, Minnesota, GNMA Mortgage-Backed Securities Program
                 Single Family Residential Mortgage Revenue Bonds, Series
                 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

          620   Minnesota Agricultural and Economic Development Board,                11/10 at 101.00          A            644,434
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29

       19,380   Minnesota Agricultural and Economic Development Board,                11/10 at 101.00      A (4)         21,379,626
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29
                 (Pre-refunded 11/15/10)

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,              11/15 at 100.00       Baa3          1,012,960
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       34,250   Total Minnesota                                                                                          38,133,358
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,275   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00         AA          2,287,103
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.6% (0.4% OF TOTAL INVESTMENTS)

          200   Hannibal Industrial Development Authority, Missouri, Health            3/16 at 100.00       BBB+            195,112
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        1,000   Jackson County Reorganized School District R-7, Lees Summit,           3/16 at 100.00        Aaa          1,054,410
                 Missouri, General Obligation Bonds, Series 2006,
                 5.250%, 3/01/26 - MBIA Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                         No Opt. Call       BBB+            832,182
        1,225    5.000%, 6/01/35                                                       6/15 at 100.00       BBB+          1,082,018

------------------------------------------------------------------------------------------------------------------------------------
        3,205   Total Missouri                                                                                            3,163,722
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Montana Board of Housing, Single Family Program Bonds,                 6/14 at 100.00        AA+          2,780,970
                 Series 2005-RA-1, 4.750%, 6/01/44
------------------------------------------------------------------------------------------------------------------------------------


                                       23

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       6,000   Lincoln Electric System, Nebraska, Electric System Revenue             9/17 at 100.00         AA        $ 5,417,880
                 Bonds, Series 2007A, Residuals 07-1007-9, 3.374%, 9/01/37 -
                 FGIC Insured (IF)

        2,015   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,           9/08 at 100.00        N/R          2,037,508
                 Series 1993B, 5.875%, 6/01/14 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,015   Total Nebraska                                                                                            7,455,388
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.7% (2.9% OF TOTAL INVESTMENTS)

       11,000   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00        AAA         12,093,180
                 Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) -
                 MBIA Insured

       14,530   Director of Nevada State Department of Business and Industry,          1/10 at 102.00        AAA         12,337,278
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,530   Total Nevada                                                                                             24,430,458
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 2.3% (1.4% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                       9/15 at 100.00        AA-          1,394,033
        1,000    5.250%, 9/01/26                                                       9/15 at 100.00        AA-          1,045,720

          680   New Jersey Health Care Facilities Financing Authority,                 7/18 at 100.00       Baa2            663,048
                 New Jersey, Revenue Bonds, Saint Peters University Hospital,
                 Series 2007, 5.750%, 7/01/37

        3,425   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call        AA-          3,792,160
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        1,645   Tobacco Settlement Financing Corporation, New Jersey,                  6/12 at 100.00        AAA          1,784,726
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32 (Pre-refunded 6/01/12)

        4,000   Tobacco Settlement Financing Corporation, New Jersey,                  6/17 at 100.00        BBB          3,163,680
                 Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                 4.750%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
       12,075   Total New Jersey                                                                                         11,843,367
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                Regional Medical Center Inc., Series 2004A:
          880    5.125%, 6/01/17                                                       6/14 at 100.00         A3            884,752
        1,295    5.125%, 6/01/19                                                       6/14 at 100.00         A3          1,279,318

------------------------------------------------------------------------------------------------------------------------------------
        2,175   Total New Mexico                                                                                          2,164,070
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 16.3% (10.2% OF TOTAL INVESTMENTS)

        1,665   Dormitory Authority of the State of New York, State Personal           3/15 at 100.00        AAA          1,732,649
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

           25   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00         AA             19,970
                 Bonds, Driver Trust 1649, 2006, 6.799%, 2/15/47 -
                 MBIA Insured (IF)

        3,980   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00         AA          3,712,982
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,000   Long Island Power Authority, New York, Electric System Revenue        11/16 at 100.00         AA          2,773,650
                 Bonds, Series 2006, 4.250%, 5/01/33 - MBIA Insured (UB)

        2,250   Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00        AAA          2,278,148
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 - AMBAC Insured

        3,200   Metropolitan Transportation Authority, New York, Transportation       11/15 at 100.00          A          3,225,920
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        7,800   New York City Municipal Water Finance Authority, New York,            12/14 at 100.00        AAA          7,998,432
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/28 - AMBAC Insured

        5,570   New York City Transitional Finance Authority, New York, Future         2/14 at 100.00        AAA          5,791,797
                 Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22

        1,745   New York City, New York, General Obligation Bonds, Fiscal              6/13 at 100.00         AA          1,883,396
                 Series 2003J, 5.500%, 6/01/20


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       3,255   New York City, New York, General Obligation Bonds, Fiscal              6/13 at 100.00     AA (4)        $ 3,634,500
                 Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)

        5,000   New York City, New York, General Obligation Bonds, Fiscal              8/14 at 100.00         AA          5,265,850
                 Series 2004C, 5.250%, 8/15/20

        4,200   New York City, New York, General Obligation Bonds, Fiscal              3/15 at 100.00         AA          4,312,182
                 Series 2005J, 5.000%, 3/01/25

        7,000   New York City, New York, General Obligation Bonds, Fiscal              4/15 at 100.00         AA          7,197,470
                 Series 2005M, 5.000%, 4/01/24

        5,000   New York State Municipal Bond Bank Agency, Special School              6/13 at 100.00         A+          5,302,600
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

        5,400   New York State Tobacco Settlement Financing Corporation,               6/10 at 100.00        AA-          5,567,994
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        4,205   New York State Urban Development Corporation, State Personal           3/14 at 100.00        AAA          4,365,042
                 Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 -
                 FGIC Insured

       16,445   Port Authority of New York and New Jersey, Special Project               No Opt. Call        AAA         18,307,723
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,             3/16 at 100.00          A          1,032,650
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       80,740   Total New York                                                                                           84,402,955
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,420   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00     AA (4)          8,077,412
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/26 (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
        3,520    5.125%, 6/01/24                                                       6/17 at 100.00        BBB          3,315,594
          530    5.875%, 6/01/30                                                       6/17 at 100.00        BBB            493,165
          525    5.750%, 6/01/34                                                       6/17 at 100.00        BBB            474,595
        1,180    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          1,044,206

        8,650   Cuyahoga County, Ohio, Hospital Revenue and Improvement                2/09 at 101.00     A- (4)          8,994,703
                 Bonds, MetroHealth System, Series 1999, 6.150%, 2/15/29
                 (Pre-refunded 2/15/09)

          250   Port of Greater Cincinnati Development Authority, Ohio, Economic      10/16 at 100.00        N/R            244,305
                 Development Revenue Bonds, Sisters of Mercy of the Americas,
                 Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
       14,655   Total Ohio                                                                                               14,566,568
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 3.3% (2.0% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
          500    5.375%, 9/01/29                                                       9/16 at 100.00        BBB            498,075
          750    5.375%, 9/01/36                                                       9/16 at 100.00        BBB            729,218

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        6,100    5.000%, 2/15/37                                                       2/17 at 100.00        AA-          6,008,012
        2,480    5.000%, 2/15/42                                                       2/17 at 100.00        AA-          2,424,423

        3,940   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00         AA          3,886,613
                 Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            12/08 at 100.00          B          3,284,886
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       17,070   Total Oklahoma                                                                                           16,831,227
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.9% (1.8% OF TOTAL INVESTMENTS)

          500   Bucks County Industrial Development Authority, Pennsylvania,           3/17 at 100.00        BBB            416,010
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        3,000   Commonwealth Financing Authority, Pennsylvania, State                  6/16 at 100.00        AAA          3,115,050
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                 FSA Insured



                                       25

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       5,125   Pennsylvania Public School Building Authority, Lease Revenue          12/16 at 100.00        AAA        $ 4,992,468
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds,                  3/11 at 100.00        AAA          5,356,550
                 Series 2001, 5.250%, 9/15/18 (Pre-refunded 3/15/11) -
                 FSA Insured

        1,000   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00     A1 (4)          1,125,540
                 Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24
                 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       14,625   Total Pennsylvania                                                                                       15,005,618
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          1,562,145
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,225   Puerto Rico Municipal Finance Agency, Series 2005C,                      No Opt. Call         A+          1,225,821
                 5.250%, 8/01/21 - CIFG Insured

       14,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call         A+          1,882,160
                 Bonds, Series 2007A, 0.000%, 8/01/42 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,725   Total Puerto Rico                                                                                         4,670,126
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.5% (1.0% OF TOTAL INVESTMENTS)

        2,410   Rhode Island Health and Educational Building Corporation,              5/08 at 101.00        AAA          2,438,028
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.750%, 5/15/23 - MBIA Insured

        5,610   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00        BBB          5,556,986
                 Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
        8,020   Total Rhode Island                                                                                        7,995,014
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        2,000   Berkeley County School District, South Carolina, Installment          12/13 at 100.00         A-          2,039,620
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment      12/14 at 100.00          A          4,372,403
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        1,355   South Carolina JOBS Economic Development Authority,                   11/12 at 100.00     A- (4)          1,506,475
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30
                 (Pre-refunded 11/15/12)

        5,145   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00         A-          5,218,831
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002B, 5.625%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
       12,905   Total South Carolina                                                                                     13,137,329
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,             11/14 at 100.00        AA-          1,779,610
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.6% (1.0% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board, Tennessee,       7/16 at 100.00       BBB+          2,983,488
                 Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                 5.500%, 7/01/36

        3,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00        Ba2          3,106,890
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.500%, 4/15/31

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
          700    5.500%, 11/01/37                                                     11/17 at 100.00        N/R            650,951
        1,700    5.500%, 11/01/46                                                     11/17 at 100.00        N/R          1,541,441

------------------------------------------------------------------------------------------------------------------------------------
        8,600   Total Tennessee                                                                                           8,282,770
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 14.3% (8.9% OF TOTAL INVESTMENTS)

        3,117   Austin Housing Finance Corporation, Texas, GNMA Collateralized        12/10 at 105.00        Aaa          3,321,257
                 Mortgage Loan Multifamily Housing Revenue Bonds, Santa Maria
                 Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Board of Regents, University of Texas System, Financing System         2/17 at 100.00        Aaa        $ 4,351,858
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

          635   Clear Creek Independent School District, Galveston and Harris          2/10 at 100.00        AAA            655,491
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22

       18,075   Clear Creek Independent School District, Galveston and Harris          2/10 at 100.00        AAA         19,064,243
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22 (Pre-refunded 2/15/10)

        2,735   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call        AAA          2,887,203
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

          755   Harris County Hospital District, Texas, Revenue Refunding Bonds,         No Opt. Call        AAA            791,187
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

        2,256   Heart of Texas Housing Finance Corporation, GNMA Collateralized        6/10 at 105.00        Aaa          2,382,855
                 Mortgage Loan Revenue Bonds, Robinson Garden Project,
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

       11,950   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call        AAA          6,120,671
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                 FSA Insured (ETM)

        4,680   Houston, Texas, Junior Lien Water and Sewerage System Revenue            No Opt. Call        AAA          2,306,585
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          800    5.250%, 8/15/21                                                         No Opt. Call       BBB-            778,312
        1,220    5.125%, 8/15/26                                                         No Opt. Call       BBB-          1,127,805

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,       11/15 at 100.00       Caa1            741,640
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax            9/15 at 100.00          A          4,072,702
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        7,100   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00        AA-          6,994,565
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36

        5,125   Tarrant County Health Facilities Development Corporation,             12/10 at 105.00        Aaa          5,555,859
                 Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                 Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas
                Turnpike System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                         No Opt. Call        AAA          5,041,300
       12,000    0.000%, 8/15/23 - AMBAC Insured                                         No Opt. Call        AAA          5,376,360

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,             7/15 at 100.00       Baa3          2,392,100
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
       92,908   Total Texas                                                                                              73,961,993
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Amherst Industrial Development Authority, Virginia, Revenue            9/16 at 100.00        BBB            937,690
                 Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26

        1,905   Virginia Beach Development Authority, Virginia, Multifamily           10/14 at 102.00        N/R          2,027,530
                 Residential Rental Housing Revenue Bonds, Hamptons and
                 Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Virginia                                                                                            2,965,220
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.3% (5.8% OF TOTAL INVESTMENTS)

$      11,345   Chelan County Public Utility District 1, Washington, Columbia            No Opt. Call        AAA        $ 6,654,864
                 River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/19 - MBIA Insured

       17,075   Port of Seattle, Washington, Limited Tax General Obligation Bonds,    12/10 at 100.00        AAA         17,563,857
                 Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,              8/10 at 100.00        AAA         17,904,578
                 5.625%, 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,             10/11 at 100.00        Aa2          5,087,450
                 5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)

        1,000   Washington State Health Care Facilities Authority, Revenue Bonds,        No Opt. Call        N/R            934,050
                 Northwest Hospital and Medical Center of Seattle, Series 2007,
                 5.700%, 12/01/32

------------------------------------------------------------------------------------------------------------------------------------
       51,170   Total Washington                                                                                         48,144,799
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00        BBB          4,895,100
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.9% (2.5% OF TOTAL INVESTMENTS)

        6,710   Badger Tobacco Asset Securitization Corporation, Wisconsin,            6/12 at 100.00        BBB          6,725,165
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

          315   Wisconsin Health and Educational Facilities Authority, Revenue         5/16 at 100.00        BBB            278,114
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Eagle River Memorial Hospital Inc., Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                        8/10 at 101.00         AA          1,028,400
        3,000    5.875%, 8/15/30 - RAAI Insured                                        8/10 at 101.00         AA          3,062,460

        1,150   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00       BBB+          1,155,198
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

        4,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00         A-          3,436,080
                 Bonds, Wheaton Franciscan Healthcare System, Series 2006,
                 5.250%, 8/15/34

        4,600   Wisconsin State, General Obligation Bonds, Series 2006A,               5/16 at 100.00        AA-          4,688,964
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,775   Total Wisconsin                                                                                          20,374,381
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue              12/15 at 100.00        BBB          2,304,350
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     861,068   Total Long-Term Investments (cost $799,049,783) - 157.9%                                                 817,740,734
=============-----------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.6% (1.6% OF TOTAL INVESTMENTS)

$       5,000   Golden State Tobacco Securitization Corporation, California,                              VMIG-1        $ 5,000,000
                 Tobacco Settlement Enhanced Revenue Bonds, Trust 1220,
                 Variable Rate Demand Obligations, 6.000%, 6/01/35 -
                 FGIC Insured (5)

        8,300   Ohio Air Quality Development Authority, Pollution Control Revenue                         VMIG-1          8,300,000
                 Bonds, Dayton Power and Light Company Project, Trust 1223,
                 Variable Rate Demand Obligations, 5.500%, 1/01/34 -
                 FGIC Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$      13,300   Total Short-Term Investments (cost $13,300,000)                                                          13,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $812,349,783) - 160.5%                                                          831,040,734
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.8)%                                                                      (24,930,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     12,593,666
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (58.1)% (6)                                                   (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $517,704,400
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQS
Nuveen Select Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$      10,000   Lauderdale County and Florence Health Authority, Alabama,              7/10 at 102.00        AAA        $10,613,900
                 Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                     5/12 at 100.00        BBB          5,105,512
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,155   Total Alabama                                                                                            15,719,412
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.5% (0.3% OF TOTAL INVESTMENTS)

          500   Alaska Housing Finance Corporation, General Housing Purpose           12/14 at 100.00         AA            508,960
                 Bonds, Series 2005A, 5.000%, 12/01/26 - FGIC Insured

        2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai          8/13 at 100.00         A3          1,997,740
                 Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Alaska                                                                                              2,506,700
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 2.3% (1.5% OF TOTAL INVESTMENTS)

        3,750   Salt River Project Agricultural Improvement and Power District,       12/13 at 100.00        AAA          3,904,313
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

        8,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-          7,182,400
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
       11,750   Total Arizona                                                                                            11,086,713
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax           No Opt. Call         A3          5,218,020
                 Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 5.9% (3.8% OF TOTAL INVESTMENTS)

                Calexico Unified School District, Imperial County, California,
                General Obligation Bonds, Series 2005B:
        3,685    0.000%, 8/01/31 - FGIC Insured                                          No Opt. Call       BBB+            959,795
        4,505    0.000%, 8/01/33 - FGIC Insured                                          No Opt. Call       BBB+          1,046,962

          550   California Pollution Control Financing Authority, Remarketed           4/11 at 102.00        AAA            571,142
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                  5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)

        1,550   California Statewide Community Development Authority, Revenue          7/18 at 100.00        AA-          1,610,466
                 Bonds, St. Joseph Health System, Series 2007A,
                 5.750%, 7/01/47 - FGIC Insured

        1,000   Coachella Valley Unified School District, Riverside County,              No Opt. Call         A-            291,750
                 California, General Obligation Bonds, Series 2005A,
                 0.000%, 8/01/30 - FGIC Insured

                Colton Joint Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2006C:
        3,200    0.000%, 2/01/30 - FGIC Insured                                         2/15 at 45.69          A            928,480
        6,800    0.000%, 2/01/35 - FGIC Insured                                         2/15 at 34.85          A          1,464,244

                Cupertino Union School District, Santa Clara County, California,
                General Obligation Bonds, Series 2003B:
        8,100    0.000%, 8/01/24 - FGIC Insured                                         8/13 at 58.68         AA          3,353,562
       11,430    0.000%, 8/01/27 - FGIC Insured                                         8/13 at 49.98         AA          3,909,974


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       7,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00          A        $ 5,916,540
                 Enhanced Tobacco Settlement Revenue Bonds, Residual
                 Series 2040, 9.530%, 6/01/45 - FGIC Insured (IF)

        1,045   Lake Tahoe Unified School District, El Dorado County, California,        No Opt. Call        Aaa            358,027
                 General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 -
                 MBIA Insured

        6,000   Placentia-Yorba Linda Unified School District, Orange County,            No Opt. Call         A+          1,350,840
                 California, Certificates of Participation, Series 2006,
                 0.000%, 10/01/34 - FGIC Insured

        5,000   Riverside County Asset Leasing Corporation, California, Leasehold        No Opt. Call        AAA          2,083,350
                 Revenue Bonds, Riverside County Hospital Project, Series 1997,
                 0.000%, 6/01/25 - MBIA Insured

       14,605   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call        AAA          2,934,437
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

        5,000   Santa Monica Community College District, Los Angeles County,             No Opt. Call        AAA          1,840,800
                 California, General Obligation Bonds, Series 2005C,
                 0.000%, 8/01/26 - MBIA Insured

        2,000   Yuma Community College District, California, General Obligation         8/17 at 45.45        AAA            477,760
                 Bonds, Series 2007B, 0.000%, 8/01/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       81,470   Total California                                                                                         29,098,129
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 12.1% (7.7% OF TOTAL INVESTMENTS)

       11,000   Colorado Department of Transportation, Revenue Anticipation            6/10 at 100.50        AAA         11,867,570
                 Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10) -
                 AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue Bonds,        7/08 at 101.00        AAA          9,409,193
                 Kaiser Permanente System, Series 1994A, 5.350%, 11/01/16 (ETM)

        1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley     9/18 at 102.00        AAA          1,168,205
                 Health System, Series 2005C, 5.250%, 3/01/40 - FSA Insured

       16,995   Denver City and County, Colorado, Airport System Revenue              11/10 at 100.00        AAA         17,164,439
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,500   Denver Convention Center Hotel Authority, Colorado, Senior            11/16 at 100.00         A-          1,307,715
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.625%, 12/01/30 - XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 1997B:
        1,420    0.000%, 9/01/23 - MBIA Insured                                          No Opt. Call        AAA            611,466
        8,515    0.000%, 9/01/25 - MBIA Insured                                          No Opt. Call        AAA          3,197,723

        7,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          No Opt. Call        AAA          2,173,500
                 Series 2000B, 0.000%, 9/01/29 - MBIA Insured

       13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           9/20 at 45.40        AAA          2,740,140
                 Series 2004B, 0.000%, 9/01/34 - MBIA Insured

        5,000   Ebert Metropolitan District, Colorado, Limited Tax General Obligation 12/17 at 100.00         AA          4,877,950
                 Bonds, Series 2007, 5.350%, 12/01/37 - RAAI Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado, Senior            6/11 at 40.52        AAA          4,491,784
                 Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26
                 (Pre-refunded 6/15/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       87,685   Total Colorado                                                                                           59,009,685
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        2,630   District of Columbia Tobacco Settlement Corporation, Tobacco           5/11 at 101.00        BBB          2,654,143
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

                District of Columbia, General Obligation Bonds, Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                          No Opt. Call        AAA          5,804,950
        7,265    5.250%, 6/01/26 - FSA Insured                                         6/08 at 101.00        AAA          7,346,150

------------------------------------------------------------------------------------------------------------------------------------
       14,895   Total District of Columbia                                                                               15,805,243
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.2% (2.7% OF TOTAL INVESTMENTS)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
$       3,075    5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)             10/10 at 101.00        AAA        $ 3,221,462
        4,860    5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)             10/10 at 101.00        AAA          5,091,482

        9,250   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,           7/17 at 100.00        AAA          9,330,013
                 Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 -
                 MBIA Insured

        3,335   South Miami Health Facilities Authority, Florida, Revenue Bonds,       8/17 at 100.00        AA-          3,093,980
                 Baptist Health Systems of South Florida, Series 2007,
                 ROLS 11151, 9.726%, 8/15/42 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       20,520   Total Florida                                                                                            20,736,937
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,         1/10 at 101.00         A+          3,767,550
                 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.4% (9.2% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        3,855    0.000%, 12/01/25 - FGIC Insured                                         No Opt. Call        AA-          1,549,633
        2,925    0.000%, 12/01/31 - FGIC Insured                                         No Opt. Call        AA-            822,890

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21    7/10 at 101.00        AAA          6,425,166
                 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded 7/01/10) -
                 FGIC Insured

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue       1/11 at 101.00        AAA         14,850,149
                 Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)             1/11 at 101.00        AAA          3,709,378
        5,460    5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)             1/11 at 101.00        AAA          5,315,310

        2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial         8/18 at 100.00        AAA          1,957,500
                 Hospital, Series 2008A, 5.250%, 8/15/47 (WI/DD,
                 Settling 5/15/08) - AGC Insured

        1,000   Illinois Finance Authority, Revenue Bonds, Edward Health Services      2/18 at 100.00        AAA          1,025,710
                 Corporation, Series 2008A, 5.500%, 2/01/40 - AMBAC Insured

        3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health              8/17 at 100.00         A-          3,728,073
                 Systems, Series 2007A, 5.500%, 8/01/37

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical   5/12 at 100.00       Baa3         10,147,000
                 Center, Series 2002, 5.750%, 5/15/22

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care      2/11 at 102.00        Aaa          2,070,260
                 Center I Inc., Series 2001, 5.950%, 2/20/36

        8,945   Lake and McHenry Counties Community Unit School District 118,           1/15 at 74.44        Aaa          4,679,398
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                 0.000%, 1/01/21 - FSA Insured

        9,000   McHenry County Community Unit School District 200, Woodstock,            No Opt. Call         A1          4,217,760
                 Illinois, General Obligation Bonds, Series 2006B,
                 0.000%, 1/15/23 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        6,700    0.000%, 12/15/23 - MBIA Insured                                         No Opt. Call        AAA          3,087,695
        2,920    5.000%, 12/15/28 - MBIA Insured                                       6/12 at 101.00        AAA          2,979,305
        1,100    0.000%, 12/15/35 - MBIA Insured                                         No Opt. Call        AAA            254,463
        2,455    0.000%, 6/15/41 - MBIA Insured                                          No Opt. Call        AAA            417,546


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       7,500   Valley View Public Schools, Community Unit School District 365U          No Opt. Call        AAA        $ 3,127,650
                 of Will County, Illinois, General Obligation Bonds, Series 2005,
                 0.000%, 11/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       94,470   Total Illinois                                                                                           70,364,886
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.0% (1.9% OF TOTAL INVESTMENTS)

        2,000   Hospital Authority of Delaware County, Indiana, Hospital Revenue       8/16 at 100.00       Baa2          1,696,440
                 Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36

        2,000   Indiana Health Facility Financing Authority, Revenue Bonds,            3/17 at 100.00       BBB-          1,757,180
                 Community Foundation of Northwest Indiana, Series 2007,
                 5.500%, 3/01/37

          765   Indiana Housing Finance Authority, Single Family Mortgage              1/10 at 100.00        Aaa            768,534
                 Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds,            1/17 at 100.00        AAA          2,223,042
                 Series 2007A, 5.000%, 1/01/42 - MBIA Insured

        7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/11 at 100.00        AAA          8,266,825
                 Memorial Health System, Series 2000, 5.625%, 8/15/33
                 (Pre-refunded 2/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,650   Total Indiana                                                                                            14,712,021
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,790   Kansas Department of Transportation, Highway Revenue Bonds,            3/14 at 100.00        AAA          3,949,256
                 Series 2004A, 5.000%, 3/01/23
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,500   Maryland Health and Higher Educational Facilities Authority,           7/09 at 101.00     AA (4)          7,873,650
                 Revenue Bonds, Johns Hopkins University, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded 7/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.2% (0.1% OF TOTAL INVESTMENTS)

          880   Massachusetts Educational Finance Authority, Student Loan             12/09 at 101.00        N/R            908,512
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 8.2% (5.3% OF TOTAL INVESTMENTS)

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,             1/10 at 101.00        Aaa         10,648,400
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) -
                 FGIC Insured

        6,475   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00        AAA          6,869,910
                 Ascension Health Credit Group, Series 1999A, 5.750%, 11/15/16
                 (Pre-refunded 11/15/09) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding           8/08 at 100.00        BB-          3,276,212
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        6,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution   9/11 at 100.00         A-          6,028,380
                 Control Revenue Refunding Bonds, Fixed Rate Conversion,
                 Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 -
                 XLCA Insured (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding         12/12 at 100.00         A-          7,439,250
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)

        5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital              11/11 at 100.00        AAA          5,962,599
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/35 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,150   Total Michigan                                                                                           40,224,751
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.1% (1.3% OF TOTAL INVESTMENTS)

$       7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                 1/11 at 100.00        AAA        $ 7,472,360
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC Insured

        2,465   Minnesota Housing Finance Agency, Single Family Mortgage               7/09 at 100.00        AA+          2,573,509
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,465   Total Minnesota                                                                                          10,045,869
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00         AA          2,488,167
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Kansas City Municipal Assistance Corporation, Missouri, Leasehold        No Opt. Call        AAA          1,763,600
                 Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        1,500   Missouri-Illinois Metropolitan District Bi-State Development Agency,  10/13 at 100.00        AAA          1,527,000
                 Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross
                 County Extension Project, Series 2002B, 5.000%, 10/01/32 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Missouri                                                                                            3,290,600
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.4% (4.8% OF TOTAL INVESTMENTS)

        4,885   Clark County, Nevada, Limited Tax General Obligation Bank Bonds,       7/10 at 100.00    AA+ (4)          5,202,574
                 Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,          7/10 at 101.00        AAA          8,137,500
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                 MBIA Insured

        1,950   Director of Nevada State Department of Business and Industry,          1/10 at 102.00        AAA          1,749,599
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/32 - AMBAC Insured

       10,000   Reno, Nevada, Health Facilities, Revenue Bonds, Catholic               7/17 at 100.00          A          9,737,800
                 Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)

       10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,          7/11 at 100.00        AAA         11,561,625
                 Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,085   Total Nevada                                                                                             36,389,098
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 7.2% (4.6% OF TOTAL INVESTMENTS)

        2,400   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00   BBB- (4)          2,669,880
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

       14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer            10/10 at 100.00        AAA         15,432,396
                 Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 -
                 MBIA Insured (Alternative Minimum Tax)

        1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily            5/08 at 101.50        AAA          1,910,163
                 Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 -
                 AMBAC Insured (Alternative Minimum Tax)

       20,000   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call        AAA          5,239,800
                 System Bonds, Series 2006C, 0.000%, 12/15/33 - FSA Insured

        7,690   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00        AAA          8,343,189
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

        2,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/17 at 100.00        BBB          1,600,760
                 Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
       48,860   Total New Jersey                                                                                         35,196,188
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.9% (3.1% OF TOTAL INVESTMENTS)

$       8,500   Farmington, New Mexico, Pollution Control Revenue Refunding           10/08 at 100.00       Baa3        $ 8,487,505
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25 (Pre-refunded 8/01/11)                                8/11 at 101.00    AA- (4)          8,742,960
        6,200    5.500%, 8/01/30 (Pre-refunded 8/01/11)                                8/11 at 101.00    AA- (4)          6,775,794

------------------------------------------------------------------------------------------------------------------------------------
       22,700   Total New Mexico                                                                                         24,006,259
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 11.2% (7.2% OF TOTAL INVESTMENTS)

        5,650   Dormitory Authority of the State of New York, Improvement              8/09 at 101.00        AAA          5,924,195
                 Revenue Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 8/15/24 (Pre-refunded 8/15/09) - FSA Insured

       10,000   Dormitory Authority of the State of New York, New York City,           5/10 at 101.00    AA- (4)         10,825,000
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded 5/15/10)

        7,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00        AA-          7,116,270
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

        5,000   New York City Municipal Water Finance Authority, New York,             6/09 at 101.00        AAA          5,043,800
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1999B, 5.000%, 6/15/29 - FSA Insured

        2,255   New York City Transit Authority, New York, Metropolitan                1/10 at 101.00        AAA          2,403,514
                 Transportation Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20
                 (Pre-refunded 1/01/10) - AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York, Future         5/10 at 101.00        AAA         10,554,375
                 Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                 (Pre-refunded 5/15/10)

        5,400   New York State Mortgage Agency, Homeowner Mortgage Revenue             3/09 at 101.00        Aa1          5,476,086
                 Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)

                New York State Urban Development Corporation, Subordinate Lien
                Corporate Purpose Refunding Bonds, Series 1996:
        4,490    5.500%, 7/01/26 (Pre-refunded 7/01/08)                                7/08 at 100.00        AAA          4,515,997
        3,055    5.500%, 7/01/26 (Pre-refunded 7/01/08)                                7/08 at 100.00        AAA          3,072,688

------------------------------------------------------------------------------------------------------------------------------------
       52,600   Total New York                                                                                           54,931,925
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.8% (2.4% OF TOTAL INVESTMENTS)

       18,555   North Carolina Eastern Municipal Power Agency, Power System            7/08 at 100.00       Baa1         18,566,503
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 5.9% (3.8% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          270    5.125%, 6/01/24                                                       6/17 at 100.00        BBB            254,321
        2,700    5.875%, 6/01/30                                                       6/17 at 100.00        BBB          2,512,350
        2,635    5.750%, 6/01/34                                                       6/17 at 100.00        BBB          2,382,014
        5,895    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          5,216,603

        5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/22 at 100.00        BBB          3,400,288
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-3, 0.000%, 6/01/37

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        5,000    6.750%, 4/01/18 (Pre-refunded 4/01/10)                                4/10 at 101.00      A (4)          5,448,800
        5,000    6.750%, 4/01/22 (Pre-refunded 4/01/10)                                4/10 at 101.00      A (4)          5,448,800


                                       35

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$         230   Ohio Housing Finance Agency, GNMA Mortgage-Backed                      8/10 at 100.00        Aaa        $   239,736
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        4,550   Ohio State Higher Educational Facilities Commission, Revenue           1/17 at 100.00         AA          4,137,179
                 Bonds, University Hospitals Project, Residual Series 2007- 1033,
                 5.151%, 1/15/46 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       31,430   Total Ohio                                                                                               29,040,091
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        2,235   Oklahoma Development Finance Authority, Revenue Bonds,                 2/14 at 100.00        AA-          2,254,959
                 St. John Health System, Series 2004, 5.000%, 2/15/24

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            12/08 at 100.00          B          9,951,200
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,235   Total Oklahoma                                                                                           12,206,159
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

           95   Delaware River Port Authority, New Jersey and Pennsylvania,            1/10 at 100.00        AAA             99,520
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured

        3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00        AA+          2,880,735
                 Revenue Bonds, Series 96A, 4.650%, 10/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,345   Total Pennsylvania                                                                                        2,980,255
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

          800   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call        AAA            667,544
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 0.000%, 7/01/31 - AMBAC Insured

        2,200   Puerto Rico Public Buildings Authority, Guaranteed Government          7/17 at 100.00        Aaa          1,988,272
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 0.000%, 7/01/31 (Pre-refunded 7/01/17) - AMBAC Insured

       20,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call        AAA          1,486,865
                 Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,500   Total Puerto Rico                                                                                         4,142,681
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)

          665   Rhode Island Housing & Mortgage Finance Corporation,                   4/17 at 100.00        AA+            593,885
                 Homeownership Opportunity Bond Program, 2007 Series 57-B,
                 Residual 1038, 10.483%, 10/01/32 (Alternative Minimum Tax) (IF)

        1,000   Rhode Island Housing & Mortgage Finance Corporation,                   4/17 at 100.00        AA+            956,660
                 Homeownership Opportunity Bond Program, Residual Trust 1038,
                 10.342%, 10/01/27 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        1,665   Total Rhode Island                                                                                        1,550,545
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.6% (6.2% OF TOTAL INVESTMENTS)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2002:
        5,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                             12/12 at 101.00    AA- (4)          6,284,190
        4,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                             12/12 at 101.00    AA- (4)          5,141,610

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,             10/11 at 100.00          A          3,780,563
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina,             11/13 at 100.00     A+ (4)          2,798,975
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       2,825   Medical University Hospital Authority, South Carolina,                 8/14 at 100.00        AAA        $ 2,942,916
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/22 - MBIA Insured

       21,565   Piedmont Municipal Power Agency, South Carolina, Electric                No Opt. Call        AAA          6,366,635
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,250   South Carolina Housing Finance and Development Authority,              6/10 at 100.00        Aaa          1,263,038
                 Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 -
                 FSA Insured (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
       11,530    6.000%, 5/15/22                                                       5/11 at 101.00        BBB         11,615,783
        4,000    6.375%, 5/15/28                                                       5/11 at 101.00        BBB          4,024,240
        3,000    6.375%, 5/15/30                                                         No Opt. Call        BBB          2,952,840

------------------------------------------------------------------------------------------------------------------------------------
       60,420   Total South Carolina                                                                                     47,170,790
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,195   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,        10/14 at 100.00        AAA          6,258,780
                 Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16
                 (Pre-refunded 10/15/14) (Alternative Minimum Tax)

        2,280   South Dakota Education Loans Inc., Revenue Bonds, Subordinate          6/08 at 102.00         A2          2,318,053
                 Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)

        1,750   South Dakota Health and Educational Facilities Authority, Revenue     11/14 at 100.00        AA-          1,779,610
                 Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        9,225   Total South Dakota                                                                                       10,356,443
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 6.5% (4.1% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00        Ba2          5,178,150
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities Board,           1/13 at 80.49        AAA         13,134,887
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2002A, 0.000%, 1/01/17 - FSA Insured

       12,500   Metropolitan Government of Nashville-Davidson County Health and       11/09 at 101.00        AAA         13,291,750
                 Educational Facilities Board, Tennessee, Revenue Bonds, Ascension
                 Health Credit Group, Series 1999A, 5.875%, 11/15/28
                 (Pre-refunded 11/15/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,560   Total Tennessee                                                                                          31,604,787
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 14.6% (9.4% OF TOTAL INVESTMENTS)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue               4/13 at 101.00       Caa1          4,997,529
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        7,925   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1          7,404,328
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        4,080   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00       BBB-          3,690,564
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue       12/11 at 100.00        AAA          5,916,790
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        2,000   Ennis Independent School District, Ellis County, Texas, General         8/16 at 54.64        Aaa            666,420
                 Obligation Bonds, Series 2006, 0.000%, 8/15/28


                                       37

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal             4/11 at 101.00        BBB        $ 1,570,894
                 Revenue Bonds, Valero Energy Corporation, Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        7,570   Harris County-Houston Sports Authority, Texas, Junior Lien               No Opt. Call        AAA          1,873,651
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/31 -
                 MBIA Insured

        5,000   Houston Community College, Texas, Limited Tax General                  2/13 at 100.00        AAA          5,110,650
                 Obligation Bonds, Series 2003, 5.000%, 2/15/26 -
                 AMBAC Insured

        4,590   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00        AAA          4,627,317
                 Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        9,000   Matagorda County Navigation District 1, Texas, Collateralized            No Opt. Call        AAA          8,430,570
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                 Minimum Tax)

          340   Panhandle Regional Housing Finance Corporation, Texas,                 5/08 at 100.00        AAA            345,981
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        2,110   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson       12/13 at 100.00       Baa2          2,144,836
                 Regional Medical Center, Series 2004, 6.000%, 12/01/19

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply               10/12 at 100.00       Baa2          4,804,669
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,              8/11 at 100.00        AAA          5,586,240
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        2,920   Tarrant County Cultural and Education Facilities Financing            11/17 at 100.00        AA-          2,650,104
                 Corporation, Texas, Revenue Bonds, County Health Resources,
                 Series 2007B, Residuals 1830, 9.802%, 11/15/47 (IF)

        4,520   Texas, General Obligation Bonds, Water Financial Assistance,           8/09 at 100.00        Aa1          4,616,773
                 State Participation Program, Series 1999C, 5.500%, 8/01/35

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/36                                                        8/15 at 33.75        AAA          1,882,308
        9,110    0.000%, 8/15/41                                                        8/15 at 25.73        AAA          1,394,832
        7,110    0.000%, 8/15/45                                                        8/15 at 20.76        AAA            861,945

        2,175   Winter Garden Housing Finance Corporation, Texas,                     10/08 at 100.00        AAA          2,209,778
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)

        2,000   Wylie Independent School District, Taylor County, Texas,                8/15 at 57.10        AAA            780,640
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/26

------------------------------------------------------------------------------------------------------------------------------------
      101,920   Total Texas                                                                                              71,566,819
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 4.1% (2.6% OF TOTAL INVESTMENTS)

        3,565   Utah Associated Municipal Power Systems, Revenue Bonds,                4/13 at 100.00        AAA          3,700,720
                 Payson Power Project, Series 2003A, 5.000%, 4/01/24 -
                 FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health                  7/08 at 101.00        AAA         16,173,745
                 Services Inc., Series 1997, 5.250%, 8/15/26 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,615   Total Utah                                                                                               19,874,465
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                     12/10 at 101.00        AAA          4,009,714
        4,265    6.250%, 12/01/16 - AMBAC Insured                                     12/10 at 101.00        AAA          4,610,806

        1,340   Vermont Housing Finance Agency, Single Family Housing Bonds,          11/09 at 100.00        AAA          1,356,938
                 Series 2000-13A, 5.950%, 11/01/25 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,325   Total Vermont                                                                                             9,977,458
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.8% (2.4% OF TOTAL INVESTMENTS)

$       8,810   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00        AAA        $ 8,844,976
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,           3/10 at 101.00        AAA          7,387,779
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

        2,500   Washington State Health Care Facilities Authority, Revenue               No Opt. Call        N/R          2,335,125
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32

------------------------------------------------------------------------------------------------------------------------------------
       18,535   Total Washington                                                                                         18,567,880
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00        BBB          4,895,100
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.0% (1.9% OF TOTAL INVESTMENTS)

        7,870   Badger Tobacco Asset Securitization Corporation, Wisconsin,            6/12 at 100.00        BBB          7,887,786
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue                     4/12 at 100.00        AA-          5,116,250
                 Refunding Bonds, Madison Gas and Electric Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00         A-          1,778,028
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
       14,970   Total Wisconsin                                                                                          14,782,064
------------------------------------------------------------------------------------------------------------------------------------
$     947,650   Total Investments (cost $748,498,836) - 156.2%                                                          764,611,611
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.5)%                                                                       (7,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     11,533,974
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.0)% (5)                                                   (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $489,645,585
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.5)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQU
Nuveen Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.3% (2.0% OF TOTAL INVESTMENTS)

$       3,500   Bessemer Governmental Utility Services Corporation, Alabama,           6/08 at 102.00        AAA        $ 3,573,815
                 Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24 -
                 MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                 2/11 at 101.00        AAA          8,109,927
        6,340    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                 2/11 at 101.00        AAA          6,867,932
        6,970    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                 2/11 at 101.00        AAA          7,562,032

------------------------------------------------------------------------------------------------------------------------------------
       24,285   Total Alabama                                                                                            26,113,706
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.9% (1.1% OF TOTAL INVESTMENTS)

        6,110   Alaska Housing Finance Corporation, General Housing Purpose           12/14 at 100.00         AA          6,205,622
                 Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured

       11,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/14 at 100.00       Baa3          8,594,850
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
       17,110   Total Alaska                                                                                             14,800,472
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.9% (1.1% OF TOTAL INVESTMENTS)

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,               7/13 at 100.00        Aaa          5,427,468
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                   No Opt. Call         A+          1,083,520
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00        Aa1          8,238,605
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.125%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
       14,360   Total Arizona                                                                                            14,749,593
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.9% (0.5% OF TOTAL INVESTMENTS)

                Arkansas Development Finance Authority, Tobacco Settlement
                Revenue Bonds, Arkansas Cancer Research Center Project,
                Series 2006:
        2,500    0.000%, 7/01/36 - AMBAC Insured                                         No Opt. Call        Aaa            537,775
       19,800    0.000%, 7/01/46 - AMBAC Insured                                         No Opt. Call        Aaa          2,333,034

        4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical          11/14 at 100.00        Aaa          4,080,040
                 Sciences Campus, Series 2004B, 5.000%, 11/01/34 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,300   Total Arkansas                                                                                            6,950,849
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 13.9% (8.5% OF TOTAL INVESTMENTS)

       12,500   Anaheim Public Finance Authority, California, Subordinate                No Opt. Call        AAA          2,754,625
                 Lease Revenue Bonds, Public Improvement Project,
                 Series 1997C, 0.000%, 9/01/35 - FSA Insured

        1,000   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          1,117,820
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17
                 (Pre-refunded 5/01/12)

        6,000   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00          A          5,657,820
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        3,450   California Infrastructure Economic Development Bank, Revenue          10/11 at 101.00         A-          3,456,590
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

       25,000   California, General Obligation Bonds, Series 2005,                     3/16 at 100.00         AA         24,736,750
                 4.750%, 3/01/35 - MBIA Insured (UB)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,360   California Statewide Community Development Authority, Revenue          7/15 at 100.00       BBB+        $ 1,259,251
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.250%, 7/01/30

        3,600   California Statewide Community Development Authority, Revenue          7/18 at 100.00        AA-          3,740,436
                 Bonds, St. Joseph Health System, Series 2007A,
                 5.750%, 7/01/47 - FGIC Insured

       14,600   California, General Obligation Bonds, Series 2003,                     8/13 at 100.00         A+         14,989,382
                 5.250%, 2/01/28

       16,000   California, General Obligation Bonds, 5.000%, 6/01/37 (UB)             6/17 at 100.00         A+         15,998,080

       10,000   California, Various Purpose General Obligation Bonds,                  4/09 at 101.00        AAA         10,010,500
                 Series 1999, 4.750%, 4/01/29 - MBIA Insured

        8,500   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00        AAA          8,243,725
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
       10,000    5.000%, 6/01/33                                                       6/17 at 100.00        BBB          8,538,700
        1,500    5.125%, 6/01/47                                                       6/17 at 100.00        BBB          1,213,965

       30,000   San Joaquin Hills Transportation Corridor Agency, Orange County,         No Opt. Call        AAA          6,027,600
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

        3,000   San Mateo County Community College District, California,                 No Opt. Call        AAA            935,850
                 General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                 MBIA Insured

        1,500   Tobacco Securitization Authority of Northern California,               6/15 at 100.00        BBB          1,296,225
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
      148,010   Total California                                                                                        109,977,319
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.3% (3.3% OF TOTAL INVESTMENTS)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre            9/18 at 102.00        AAA          1,015,830
                 Valley Health System, Series 2005C, 5.250%, 3/01/40 -
                 FSA Insured

       10,000   Denver City and County, Colorado, Airport System Revenue              11/10 at 100.00        AAA         10,099,700
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,385   E-470 Public Highway Authority, Colorado, Senior Revenue                 No Opt. Call        AAA          1,901,013
                 Bonds, Series 1997B, 0.000%, 9/01/26 - MBIA Insured

       43,000   E-470 Public Highway Authority, Colorado, Senior Revenue                 No Opt. Call        AAA          9,662,960
                 Bonds, Series 2000B, 0.000%, 9/01/33 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 65.63        AAA          8,877,744
                 Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) -
                 MBIA Insured

        7,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,            No Opt. Call        AAA          1,475,460
                 Series 2004A, 0.000%, 9/01/34 - MBIA Insured

        8,740   Larimer County School District R1, Poudre, Colorado, General          12/10 at 100.00    Aa3 (4)          9,311,596
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19
                 (Pre-refunded 12/15/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       89,525   Total Colorado                                                                                           42,344,303
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,395   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,       8/11 at 100.00     A- (4)          4,763,433
                 5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Orange County Health Facilities Authority, Florida, Hospital          11/10 at 101.00     A+ (4)          5,514,250
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii Department of Transportation, Airport System Revenue            7/10 at 101.00         A2         10,472,600
                 Refunding Bonds, Series 2000B, 5.750%, 7/01/21 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.9% (9.7% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
$       1,000    5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured               12/11 at 100.00        AAA        $ 1,093,450
        3,690    5.000%, 12/01/19 (Pre-refunded 12/01/11) - FSA Insured               12/11 at 100.00        AAA          3,972,248
        3,000    5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured               12/11 at 100.00        AAA          3,229,470
        2,000    5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured               12/11 at 100.00        AAA          2,152,980

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                         No Opt. Call        AA-          7,233,394
        4,400    0.000%, 12/01/15 - FGIC Insured                                         No Opt. Call        AA-          3,210,284

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,              No Opt. Call        AA-          8,941,452
                 Series 1999, 0.000%, 1/01/32 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, Neighborhoods
                Alive 21 Program, Series 2000A:
          680    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                 7/10 at 101.00    AA- (4)            737,800
        4,320    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                 7/10 at 101.00    AA- (4)          4,687,200

          190   Chicago, Illinois, General Obligation Bonds, Series 2002A,             7/12 at 100.00        AAA            197,553
                 5.000%, 1/01/18 - AMBAC Insured

                Chicago, Illinois, General Obligation Bonds, Series 2002A:
           70    5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured                7/12 at 100.00        AAA             75,660
        6,190    5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured                7/12 at 100.00        AAA          6,690,462

        5,045   Chicago, Illinois, General Obligation Refunding Bonds,                 1/10 at 101.00        AA-          5,237,265
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

       13,190   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A,        1/09 at 101.00        AAA         12,536,567
                 5.125%, 1/01/35 - MBIA Insured (Alternative Minimum Tax)

                Chicago, Illinois, Second Lien Wastewater Transmission Revenue
                Bonds, Series 2000:
        8,000    5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured                 1/10 at 101.00        AAA          8,520,080
        7,750    6.000%, 1/01/30 (Pre-refunded 1/01/10) - MBIA Insured                 1/10 at 101.00        AAA          8,285,370

                Illinois Educational Facilities Authority, Student Housing Revenue
                Bonds, Educational Advancement Foundation Fund, University
                Center Project, Series 2002:
        3,000    6.625%, 5/01/17 (Pre-refunded 5/01/12)                                5/12 at 101.00        Aaa          3,433,680
        1,800    6.000%, 5/01/22 (Pre-refunded 5/01/12)                                5/12 at 101.00        Aaa          2,018,088

        1,050   Illinois Finance Authority, General Obligation Debt Certificates,     12/14 at 100.00        Aaa          1,076,828
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/20 - AMBAC Insured

       15,000   Illinois Finance Authority, Illinois, Northwestern University,        12/15 at 100.00        AAA         15,207,300
                 Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)

        2,000   Illinois Finance Authority, Revenue Bonds, Children's Memorial         8/18 at 100.00        AAA          1,957,500
                 Hospital, Series 2008A, 5.250%, 8/15/47 (WI/DD,
                 Settling 5/15/08) - AGC Insured

        1,000   Illinois Finance Authority, Revenue Bonds, Edward Health               2/18 at 100.00        AAA          1,025,710
                 Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                 AMBAC Insured

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern                8/14 at 100.00    AA+ (4)          5,640,700
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43
                 (Pre-refunded 8/15/14)

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health       2/10 at 101.00        AAA         10,459,600
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           12/10 at 100.00        AAA          5,233,000
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue          6/12 at 101.00        AAA          2,316,104
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

          986   Montgomery, Illinois, Lakewood Creek Project Special                   3/16 at 100.00         AA            896,629
                 Assessment Bonds, Series 2007, 4.700%, 3/01/30 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
      148,701   Total Illinois                                                                                          126,066,374
------------------------------------------------------------------------------------------------------------------------------------


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.8% (1.1% OF TOTAL INVESTMENTS)

$       2,000   Indiana Health Facility Financing Authority, Hospital Revenue          3/14 at 100.00        AAA        $ 2,037,420
                 Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                 AMBAC Insured

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue          7/12 at 100.00        AAA          3,393,868
                 Bonds, Marion General Hospital, Series 2002, 5.625%, 7/01/19 -
                 AMBAC Insured

        2,400   Indiana Health Facility Financing Authority, Revenue Bonds,            5/15 at 100.00        AAA          2,400,000
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured

        6,540   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          8/08 at 101.00        AAA          6,245,177
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,180   Total Indiana                                                                                            14,076,465
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.3% (1.4% OF TOTAL INVESTMENTS)

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds,             7/08 at 102.00        AAA          8,799,968
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded 7/01/08) - MBIA Insured

                Iowa Tobacco Settlement Authority, Asset Backed Settlement
                Revenue Bonds, Series 2005C:
        4,000    5.375%, 6/01/38                                                       6/15 at 100.00        BBB          3,403,840
        7,000    5.625%, 6/01/46                                                       6/15 at 100.00        BBB          6,078,520

------------------------------------------------------------------------------------------------------------------------------------
       19,585   Total Iowa                                                                                               18,282,328
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,585   Johnson County Unified School District 232, Kansas, General            9/10 at 100.00        Aaa          4,822,686
                 Obligation Bonds, Series 2000, 4.750%, 9/01/19
                 (Pre-refunded 9/01/10) - FSA Insured

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas                6/14 at 100.00        AAA          1,776,443
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,335   Total Kansas                                                                                              6,599,129
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Kentucky State Property and Buildings Commission, Revenue              2/12 at 100.00        AAA          2,716,825
                 Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                 (Pre-refunded 2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,           No Opt. Call        AAA         11,239,700
                 Franciscan Missionaries of Our Lady Health System,
                 Series 1998A, 5.750%, 7/01/25 - FSA Insured

        9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00         A3          8,647,200
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane           7/12 at 100.00        AAA          5,911,125
                 University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                 7/01/12) - AMBAC Insured

        2,600   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00        BBB          2,460,224
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       27,100   Total Louisiana                                                                                          28,258,249
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 8.1% (5.0% OF TOTAL INVESTMENTS)

        7,405   Massachusetts Health and Educational Facilities Authority,               No Opt. Call        AAA          8,488,722
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2002K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00        BBB          6,008,640
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       12,500   Massachusetts Turnpike Authority, Metropolitan Highway                 7/08 at 101.00        AAA         12,508,125
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                 1/09 at 101.00        AAA         13,511,880
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

        1,375   Massachusetts Water Pollution Abatement Trust, Revenue                 8/09 at 101.00        AAA          1,449,044
                 Bonds, MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29 (Pre-refunded 8/01/09)


                                       43

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       5,570   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,          8/09 at 101.00        AAA        $ 5,760,661
                 MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue               8/10 at 101.00     AA (4)         10,795,100
                 Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) -
                 FGIC Insured

        5,730   University of Massachusetts Building Authority, Senior Lien           11/10 at 100.00        AAA          6,110,128
                 Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                 (Pre-refunded 11/01/10) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       62,080   Total Massachusetts                                                                                      64,632,300
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.1% (1.3% OF TOTAL INVESTMENTS)

        5,000   Detroit, Michigan, Second Lien Sewerage Disposal System                7/15 at 100.00        AAA          5,017,600
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        3,790   Michigan Municipal Bond Authority, General Obligation Bonds,           6/15 at 100.00        AAA          3,961,270
                 Detroit City School District, Series 2005, 5.000%, 6/01/20 -
                 FSA Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00     A1 (4)          7,897,601
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       16,215   Total Michigan                                                                                           16,876,471
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.3% (0.8% OF TOTAL INVESTMENTS)

                Chaska, Minnesota, Electric Revenue Bonds, Generating Facility
                Project, Series 2000A:
        1,930    6.000%, 10/01/20 (Pre-refunded 10/01/10)                             10/10 at 100.00     A3 (4)          2,081,216
        2,685    6.000%, 10/01/25 (Pre-refunded 10/01/10)                             10/10 at 100.00     A3 (4)          2,895,370

        3,655   Dakota and Washington Counties Housing and Redevelopment                 No Opt. Call        AAA          5,109,909
                 Authority, Minnesota, GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        8,270   Total Minnesota                                                                                          10,086,495
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,875   Mississippi Hospital Equipment and Facilities Authority, Revenue       9/14 at 100.00         AA          1,884,975
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue       1/11 at 101.00        Aaa          2,697,250
                 Bonds, Forrest County General Hospital, Series 2000,
                 5.500%, 1/01/27 (Pre-refunded 1/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,375   Total Mississippi                                                                                         4,582,225
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.6% (0.9% OF TOTAL INVESTMENTS)

       15,000   Kansas City Municipal Assistance Corporation, Missouri,                  No Opt. Call        AAA          5,290,800
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        2,400   Missouri-Illinois Metropolitan District Bi-State Development          10/13 at 100.00        AAA          2,508,672
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/23 - FSA Insured

       15,350   Springfield Public Building Corporation, Missouri, Lease Revenue         No Opt. Call        AAA          4,519,961
                 Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,750   Total Missouri                                                                                           12,319,433
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 6.2% (3.8% OF TOTAL INVESTMENTS)

       34,470   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00        AAA         37,230,700
                 Series 2002C, 5.000%, 6/15/20 (Pre-refunded 6/15/12) -
                 MBIA Insured

        5,000   Director of Nevada State Department of Business and Industry,            No Opt. Call        AAA          1,852,350
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 0.000%, 1/01/23 - AMBAC Insured

       10,000   Reno, Nevada, Health Facilities Revenue Bonds, Catholic                7/17 at 100.00          A          9,737,800
                 Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       49,470   Total Nevada                                                                                             48,820,850
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 5.1% (3.1% OF TOTAL INVESTMENTS)

$       1,000   New Jersey Building Authority, State Building Revenue Bonds,          12/12 at 100.00        AAA        $ 1,090,480
                 Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                 FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00   BBB- (4)          2,391,768
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

        2,025   New Jersey Transportation Trust Fund Authority, Transportation        12/11 at 100.00        AAA          2,252,003
                 System Bonds, Series 2001B, 6.000%, 12/15/19
                 (Pre-refunded 12/15/11) - MBIA Insured

        3,200   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00        AAA          3,572,160
                 System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       20,000    0.000%, 12/15/33 - FSA Insured                                          No Opt. Call        AAA          5,239,800
       20,000    0.000%, 12/15/35 - AMBAC Insured                                        No Opt. Call        AAA          4,656,600
       20,000    0.000%, 12/15/36 - AMBAC Insured                                        No Opt. Call        AAA          4,400,200

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        2,340    5.750%, 6/01/32 (Pre-refunded 6/01/12)                                6/12 at 100.00        AAA          2,538,760
        1,000    6.125%, 6/01/42 (Pre-refunded 6/01/12)                                6/12 at 100.00        AAA          1,115,510

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        9,420    6.750%, 6/01/39 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA         10,968,271
        1,850    6.250%, 6/01/43 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          2,110,980

------------------------------------------------------------------------------------------------------------------------------------
       82,985   Total New Jersey                                                                                         40,336,532
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue           8/11 at 101.00    AA- (4)          6,475,255
                 Bonds, Presbyterian Healthcare Services, Series 2001A,
                 5.500%, 8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 17.5% (10.6% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
          100    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                 2/10 at 100.00        Aaa            106,454
           65    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                 2/10 at 100.00        AAA             69,159
        1,005    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                 2/10 at 100.00        AAA          1,069,863
        8,830    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                 2/10 at 100.00        AAA          9,399,888

          275   Dormitory Authority of the State of New York, Insured Revenue          7/08 at 101.00        AAA            276,947
                 Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                 MBIA Insured

        2,250   Dormitory Authority of the State of New York, Insured Revenue            No Opt. Call        AAA          2,322,090
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

       20,000   Erie County Tobacco Asset Securitization Corporation, New York,        7/10 at 101.00        AAA         21,693,399
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.125%, 7/15/30 (Pre-refunded 7/15/10)

        1,320   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00        AAA          1,231,441
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured

        1,130   Long Island Power Authority, New York, Electric System General         9/11 at 100.00        AAA          1,227,960
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax         4/10 at 100.00     AA (4)         16,034,550
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded
                 4/01/10) - FGIC Insured

           90   Metropolitan Transportation Authority, New York, Transportation       11/16 at 100.00        Aaa             84,883
                 Revenue Bonds, Series 2006B, Drivers 1662, 8.131%, 11/15/32 -
                 FSA Insured (IF)

       13,335   Metropolitan Transportation Authority, New York, Transportation       11/16 at 100.00        Aaa         13,082,302
                 Revenue Bonds, Series 2006B, 4.500%, 11/15/32 -
                 FSA Insured (UB)

       12,500   Nassau County Tobacco Settlement Corporation, New York,                7/09 at 101.00        AAA         13,245,375
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33 (Pre-refunded 7/15/09)


                                       45

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000B:
$       8,035    5.750%, 11/15/19 (Pre-refunded 5/15/10)                               5/10 at 101.00        AAA        $ 8,659,721
        2,065    5.750%, 11/15/19 (Pre-refunded 5/15/10)                               5/10 at 101.00        AAA          2,225,554

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2002G:
          950    5.000%, 8/01/17                                                       8/12 at 100.00         AA            986,794
        6,555    5.750%, 8/01/18                                                       8/12 at 100.00        AAA          7,092,313

        3,990   New York City, New York, General Obligation Bonds, Fiscal              8/12 at 100.00     AA (4)          4,444,222
                 Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)

        5,000   New York City, New York, General Obligation Bonds, Fiscal              8/12 at 100.00         AA          5,455,500
                 Series 2003A, 5.750%, 8/01/16

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                       6/11 at 100.00        AAA          6,274,227
        6,575    5.000%, 6/15/22                                                       6/11 at 100.00        AAA          6,814,988

       13,620   Port Authority of New York and New Jersey, Consolidated               11/12 at 101.00        AAA         14,333,279
                 Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                 5.000%, 11/01/20 - FSA Insured

        2,250   United Nations Development Corporation, New York, Senior Lien          7/08 at 100.00         A3          2,253,330
                 Revenue Bonds, Series 2004A, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
      130,975   Total New York                                                                                           138,384,239
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.1% (1.9% OF TOTAL INVESTMENTS)

        4,000   North Carolina Medical Care Commission, Health System                 10/17 at 100.00         AA          3,699,680
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2007, 4.500%, 10/01/31

          665   North Carolina Medical Care Commission, Hospital Revenue              12/08 at 101.00        AAA            652,132
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured

       12,405   North Carolina Medical Care Commission, Hospital Revenue              12/08 at 101.00        AAA         12,721,079
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 (Pre-refunded 12/01/08) - MBIA Insured

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric              1/13 at 100.00        AAA          7,857,825
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,570   Total North Carolina                                                                                     24,930,716
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.4% (2.7% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          180    5.125%, 6/01/24                                                       6/17 at 100.00        BBB            169,547
        1,800    5.875%, 6/01/30                                                       6/17 at 100.00        BBB          1,674,900
        1,740    5.750%, 6/01/34                                                       6/17 at 100.00        BBB          1,572,943
        5,430    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          4,805,116

                Cincinnati City School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                        12/12 at 100.00        AAA          2,302,932
        2,600    5.250%, 6/01/21 - FSA Insured                                        12/12 at 100.00        AAA          2,765,646
        2,000    5.000%, 12/01/22 - FSA Insured                                       12/12 at 100.00        AAA          2,092,360

       10,000   Columbus City School District, Franklin County, Ohio, General         12/16 at 100.00        AAA          9,389,500
                 Obligation Bonds, Series 2006, 4.250%, 12/01/32 -
                 FSA Insured (UB)

       10,350   Ohio Water Development Authority, Solid Waste Disposal                 9/08 at 102.00        N/R          9,860,549
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       36,265   Total Ohio                                                                                               34,633,493
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 7.1% (4.3% OF TOTAL INVESTMENTS)

        2,000   Oklahoma Municipal Power Authority, Power Supply System                1/17 at 100.00          A          1,774,880
                 Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                    No Opt. Call        AAA         19,757,233
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.625%, 7/01/10 (ETM)


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA (continued)

$      11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            12/08 at 100.00          B        $11,696,185
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            12/08 at 100.00          B         22,892,735
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       54,265   Total Oklahoma                                                                                           56,121,033
------------------------------------------------------------------------------------------------------------------------------------

                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,000   Deschutes County School District 1, Bend-La Pine, Oregon,              6/11 at 100.00        Aaa          3,252,720
                 General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                 (Pre-refunded 6/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.7% (2.3% OF TOTAL INVESTMENTS)

        2,875   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call       BBB-          2,918,413
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        1,960   Falls Township Hospital Authority, Pennsylvania, FHA-Insured           8/08 at 100.00        AAA          1,975,562
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

        1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00        AA+          1,329,570
                 Revenue Bonds, Series 96A, 4.650%, 10/01/31
                 (Alternative Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             12/14 at 100.00        AAA          2,727,790
                 Series 2004A, 5.500%, 12/01/31 -  AMBAC Insured

        7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00        AAA          7,881,900
                 Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation
                Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured                 8/12 at 100.00    Aa3 (4)          6,643,080
        5,500    5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured                 8/12 at 100.00    Aa3 (4)          6,089,490

------------------------------------------------------------------------------------------------------------------------------------
       28,235   Total Pennsylvania                                                                                       29,565,805
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 5.0% (3.0% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-          2,617,975
                 Senior Lien Series 2008A, 6.000%, 7/01/44

        5,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+            661,500
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/42 -
                 FGIC Insured

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A,                    8/12 at 100.00        AAA          5,068,400
                 5.000%, 8/01/27 - FSA Insured

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00       BBB-          1,499,220
                 Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/20

                Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue
                Bonds, Series 2007A:
       50,000    0.000%, 8/01/47 - AMBAC Insured                                         No Opt. Call        AAA          5,515,000
       55,000    0.000%, 8/01/54 - AMBAC Insured                                         No Opt. Call        AAA          3,989,150

       15,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue         8/17 at 100.00         A+         15,031,350
                 Bonds, Series 2007A, 5.250%, 8/01/57 (UB)

        1,500   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call        AAA          1,532,010
                 Series 2001A, 5.500%, 7/01/29

        3,840   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB          3,709,286
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
      139,340   Total Puerto Rico                                                                                        39,623,891
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,500   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00        BBB          1,448,715
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.5% (5.8% OF TOTAL INVESTMENTS)

       24,725   Greenville County School District, South Carolina, Installment        12/12 at 101.00    AA- (4)         27,722,658
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                 (Pre-refunded 12/01/12)


                                       47

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
$       5,840    5.000%, 3/01/20                                                       3/12 at 100.00        Aa1        $ 6,095,091
        5,140    5.000%, 3/01/21                                                       3/12 at 100.00        Aa1          5,352,025

                Medical University Hospital Authority, South Carolina, FHA-Insured
                Mortgage Revenue Bonds, Series 2004A:
        5,240    5.250%, 8/15/20 - MBIA Insured                                        8/14 at 100.00        AAA          5,512,690
        3,000    5.250%, 2/15/24 - MBIA Insured                                        8/14 at 100.00        AAA          3,103,620

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien        10/11 at 100.00        Aaa         14,674,655
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21
                 (Pre-refunded 10/01/11) - AMBAC Insured

       12,670   Tobacco Settlement Revenue Management Authority,                       5/11 at 101.00        BBB         12,746,780
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
       70,230   Total South Carolina                                                                                     75,207,519
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00        Ba2          3,155,070
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 17.9% (10.9% OF TOTAL INVESTMENTS)

          535   Alamo Community College District, Bexar County, Texas, Combined       11/11 at 100.00        AAA            574,515
                 Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16 -
                 FSA Insured

          465   Alamo Community College District, Bexar County, Texas, Combined       11/11 at 100.00        Aaa            505,739
                 Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16
                 (Pre-refunded 11/01/11) - FSA Insured

        6,500   Bell County Health Facilities Development Corporation, Texas,         11/08 at 101.00        AAA          6,672,315
                 Retirement Facility Revenue Bonds, Buckner Retirement
                 Services Inc. Obligated Group, Series 1998, 5.250%, 11/15/19
                 (Pre-refunded 11/15/08)

       11,255   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1         10,515,547
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        5,500   Central Texas Regional Mobility Authority, Travis and Williamson       1/15 at 100.00       BBB-          4,860,515
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue          11/11 at 100.00         A+          5,050,550
                 Refunding and Improvement Bonds, Series 2001A,
                 5.625%, 11/01/21 - FGIC Insured (Alternative Minimum Tax)

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien            11/11 at 100.00        AAA          2,725,947
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

       22,500   Houston, Texas, Junior Lien Water and Sewerage System                 12/10 at 100.00     AA (4)         23,812,199
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded 12/01/10) - FGIC Insured

        6,000   Leander Independent School District, Williamson and Travis              8/14 at 33.33        AAA          1,425,720
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/34

                Lubbock Health Facilities Development Corporation, Texas,
                Revenue Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                       7/08 at 101.00        AA-          4,968,600
        8,495    5.250%, 7/01/16                                                       7/08 at 101.00        AA-          8,600,253

       17,655   Matagorda County Navigation District 1, Texas, Revenue                11/08 at 102.00        AAA         17,679,540
                 Refunding Bonds, Houston Industries Inc., Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue        5/08 at 100.00        BBB          7,660,940
                 Refunding Bonds, Union Pacific Corporation, Series 1992,
                 5.350%, 11/01/10

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply               10/12 at 100.00         AA          2,095,840
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

       14,680   San Antonio Independent School District, Bexar County, Texas,          8/09 at 100.00        AAA         15,353,812
                 General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                 (Pre-refunded 8/15/09)

       11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding            No Opt. Call        AAA         12,125,126
                 Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,750   Spring Branch Independent School District, Harris County,              2/11 at 100.00        AAA        $ 3,996,525
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)

        2,920   Tarrant County Cultural and Education Facilities Financing            11/17 at 100.00        AA-          2,650,104
                 Corporation, Texas, Revenue Bonds, Tarrant County Health
                 Resources, Series 2007B, Residuals 1831, 9.802%, 11/15/47 (IF)

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/38                                                        8/15 at 30.30        AAA          1,670,410
        9,110    0.000%, 8/15/39                                                        8/15 at 28.63        AAA          1,575,119
        6,610    0.000%, 8/15/42                                                        8/15 at 24.42        AAA            953,426
        7,110    0.000%, 8/15/43                                                        8/15 at 23.11        AAA            966,249

        5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and          8/11 at 100.00        AAA          5,355,950
                 Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/22
                 (Pre-refunded 8/01/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      170,745   Total Texas                                                                                              141,794,941
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 1.7% (1.0% OF TOTAL INVESTMENTS)

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding            8/08 at 100.00        BB-          5,818,328
                 Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
                 Industries, Series 1995, 7.500%, 2/01/10
                 (Alternative Minimum Tax)

        7,155   Utah Associated Municipal Power Systems, Revenue Bonds,                4/13 at 100.00        AAA          7,370,866
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,955   Total Utah                                                                                               13,189,194
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 2.1% (1.3% OF TOTAL INVESTMENTS)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding         7/11 at 100.00         A3          3,804,560
                 Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC Insured
                 (Alternative Minimum Tax)

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                   No Opt. Call        Aaa         11,579,304
                 FNMA Multifamily Housing Revenue Refunding Bonds,
                 Windsor at Potomac Vista L.P. Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing Bonds,          5/09 at 101.00         AA+           674,742
                 Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)

                Virginia Resources Authority, Water System Revenue Refunding
                Bonds, Series 2002:
          500    5.000%, 4/01/18                                                       4/12 at 102.00         AA            530,930
          500    5.000%, 4/01/19                                                       4/12 at 102.00         AA            529,350

------------------------------------------------------------------------------------------------------------------------------------
       16,705   Total Virginia                                                                                           17,118,886
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.2% (5.6% OF TOTAL INVESTMENTS)

        6,750   Energy Northwest, Washington, Electric Revenue Refunding               7/12 at 100.00        AAA          7,163,708
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        2,500   Energy Northwest, Washington, Electric Revenue Refunding               7/12 at 100.00        AAA          2,715,825
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,              8/10 at 100.00        AAA          7,005,531
                 5.625%, 2/01/24 - MBIA Insured (Alternative Minimum Tax)

       13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,         12/10 at 100.00        Aa3         13,918,848
                 Series 2000, 5.400%, 12/01/25

        5,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      10/16 at 100.00         AA          4,747,600
                 Providence Health Care Services, Series 2006A,
                 4.625%, 10/01/34 - FGIC Insured

        3,265   Washington State Tobacco Settlement Authority, Tobacco                 6/13 at 100.00        BBB          3,331,149
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                 7/11 at 100.00        AAA         18,788,422
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                         1/12 at 100.00        AAA          7,285,810
        7,960    5.000%, 1/01/22 - FSA Insured                                         1/12 at 100.00        AAA          8,256,271

------------------------------------------------------------------------------------------------------------------------------------
      70,970   Total Washington                                                                                         73,213,164
------------------------------------------------------------------------------------------------------------------------------------


                                       49

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.6% (1.0% OF TOTAL INVESTMENTS)

$         180   Badger Tobacco Asset Securitization Corporation, Wisconsin,            6/12 at 100.00        BBB     $      180,407
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding             12/08 at 102.00        Aaa          7,821,373
                 Bonds, Dairyland Power Cooperative, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

        3,000   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00       BBB+          2,932,110
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29

        2,100   Wisconsin Health and Educational Facilities Authority, Revenue         8/13 at 100.00         A-          1,778,027
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
       12,825   Total Wisconsin                                                                                          12,711,917
------------------------------------------------------------------------------------------------------------------------------------
$   1,595,036   Total Investments (cost $1,252,655,479) - 164.0%                                                      1,300,166,759
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.2)%                                                                      (72,960,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     17,455,926
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.0)% (5)                                                   (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  792,662,685
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.8)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPF
Nuveen Premier Municipal Income Fund, Inc.
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.6% (0.9% OF TOTAL INVESTMENTS)

$       2,000   Alabama Special Care Facilities Financing Authority, Revenue          11/16 at 100.00        Aa1        $ 1,970,600
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        1,200    5.250%, 11/15/20                                                     11/15 at 100.00       Baa1          1,167,744
          400    5.000%, 11/15/30                                                     11/15 at 100.00       Baa1            348,236

        1,000   Montgomery BMC Special Care Facilities Financing Authority,           11/14 at 100.00     A3 (4)          1,110,960
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        4,600   Total Alabama                                                                                             4,597,540
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue           6/09 at 101.00        AAA          2,033,500
                 Bonds, Series 1999A, 6.000%, 6/01/49 - MBIA Insured

        1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/14 at 100.00       Baa3            781,350
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Alaska                                                                                              2,814,850
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 7.5% (4.2% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          100    5.250%, 12/01/24                                                     12/15 at 100.00        BBB             98,688
          135    5.250%, 12/01/25                                                     12/15 at 100.00        BBB            132,412

        7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,          No Opt. Call         AA          5,436,270
                 Series 2005B, 0.000%, 7/01/39 - FGIC Insured

        7,500   Salt River Project Agricultural Improvement and Power District,        1/13 at 100.00        Aa1          7,706,775
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/25

        6,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00        Aa1          6,460,620
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/15

        1,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-          1,077,360
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
       21,935   Total Arizona                                                                                            20,912,125
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.7% (1.0% OF TOTAL INVESTMENTS)

        4,655   Arkansas Development Finance Authority, State Facility                11/15 at 100.00        AAA          4,831,843
                 Revenue Bonds, Department of Correction Special Needs Unit
                 Project, Series 2005B, 5.000%, 11/01/25 - FSA Insured

           14   Stuttgart Public Facilities Board, Arkansas, Single Family Mortgage    7/08 at 100.00        Aaa             13,905
                 Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
        4,669   Total Arkansas                                                                                            4,845,748
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 24.5% (13.6% OF TOTAL INVESTMENTS)

       10,000   Anaheim Public Finance Authority, California, Public Improvement       9/17 at 100.00          A          8,855,498
                 Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 -
                 FGIC Insured

        5,690   California Department of Veterans Affairs, Home Purchase               6/12 at 101.00        AAA          5,988,953
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured


                                       51

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,350   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00        AA+        $ 1,363,406
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28

        1,975   California Health Facilities Financing Authority, Revenue Bonds,         No Opt. Call          A          2,069,978
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        8,000   California Infrastructure Economic Development Bank, First Lien          No Opt. Call        AAA          8,545,120
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) -
                 AMBAC Insured (UB)

          500   California Statewide Community Development Authority,                  7/15 at 100.00       BBB+            430,450
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        1,600   California Statewide Community Development Authority,                  8/16 at 100.00         A+          1,596,672
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

                California, General Obligation Bonds, Series 2004:
        4,000    5.000%, 2/01/23                                                       2/14 at 100.00         A+          4,079,800
        4,900    5.000%, 6/01/23 - AMBAC Insured                                      12/14 at 100.00        AAA          5,038,131

        1,000   Chula Vista, California, Industrial Development Revenue Bonds,         6/14 at 102.00         A2          1,018,380
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

       28,000   Foothill/Eastern Transportation Corridor Agency, California,             No Opt. Call        AAA         19,778,638
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)

        3,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          2,832,585
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.125%, 6/01/47

          450   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA            518,486
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        6,005   Los Angeles Unified School District, California, General               7/15 at 100.00        AAA          6,272,943
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 -
                 AMBAC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          100    5.000%, 9/01/21                                                       9/15 at 102.00       Baa3             96,087
          110    5.000%, 9/01/23                                                       9/15 at 102.00       Baa3            103,853

------------------------------------------------------------------------------------------------------------------------------------
       77,180   Total California                                                                                         68,588,980
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 11.1% (6.2% OF TOTAL INVESTMENTS)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical       6/16 at 100.00         A-            941,570
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

        1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview          9/14 at 100.00         A3          1,129,001
                 Medical Center, Series 2004, 5.000%, 9/01/25

          400   Colorado Health Facilities Authority, Revenue Bonds,                   3/15 at 100.00       BBB+            381,148
                 Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                  12/09 at 101.00        Aaa          1,063,020
                 Poudre Valley Healthcare Inc., Series 1999A,
                 5.750%, 12/01/23 (Pre-refunded 12/01/09) - FSA Insured

          750   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley       1/15 at 100.00       BBB+            756,750
                 Medical Center, Series 2004, 5.000%, 1/15/17

                Denver City and County, Colorado, Airport Revenue Bonds
                Series 2006:
       11,060    5.000%, 11/15/23 - FGIC Insured (UB)                                 11/16 at 100.00         A+         11,113,199
        6,800    5.000%, 11/15/24 - FGIC Insured (UB)                                 11/16 at 100.00         A+          6,801,632
        8,940    5.000%, 11/15/25 - FGIC Insured (UB)                                 11/16 at 100.00         A+          8,898,608

------------------------------------------------------------------------------------------------------------------------------------
       31,100   Total Colorado                                                                                           31,084,928
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,020   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00       Baa1          2,030,403
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 1.8% (1.0% OF TOTAL INVESTMENTS)

$       1,700   Hillsborough County Industrial Development Authority, Florida,         4/10 at 101.00        N/R        $ 1,655,800
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        2,500   Hillsborough County Industrial Development Authority, Florida,        10/12 at 100.00       Baa2          2,539,300
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        1,000   South Miami Health Facilities Authority, Florida, Hospital             8/17 at 100.00        AA-            975,890
                 Revenue, Baptist Health System Obligation Group,
                 Series 2007, 5.000%, 8/15/42

------------------------------------------------------------------------------------------------------------------------------------
        5,200   Total Florida                                                                                             5,170,990
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.5% (2.5% OF TOTAL INVESTMENTS)

        8,050   George L. Smith II World Congress Center Authority, Atlanta,           7/10 at 101.00        AAA          8,146,037
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine           11/13 at 100.00        AAA          4,386,439
                 Revenue Bonds, Series 2003A, 5.125%, 11/01/17 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,155   Total Georgia                                                                                            12,532,476
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.8% (0.4% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose               1/09 at 101.00        AAA          2,286,878
                 Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D,
                 6.150%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

           85   Idaho Housing and Finance Association, Single Family Mortgage          7/08 at 100.00        Aa1             87,509
                 Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)

          500   Madison County, Idaho, Hospital Revenue Certificates of                9/16 at 100.00       BBB-            452,925
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
          585   Total Idaho                                                                                                 540,434
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.7% (7.6% OF TOTAL INVESTMENTS)

        8,300   Chicago Greater Metropolitan Area Sanitary District, Illinois,        12/16 at 100.00        AAA          9,259,895
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

          655   Chicago Public Building Commission, Illinois, General Obligation         No Opt. Call        AAA            732,945
                 Lease Certificates, Chicago Board of Education, Series 1990B,
                 7.000%, 1/01/15 - MBIA Insured (ETM)

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,              No Opt. Call        AA-          3,837,342
                 Series 1999, 0.000%, 1/01/24 - FGIC Insured

        8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001,         No Opt. Call        AAA          9,731,308
                 5.750%, 11/01/30 - AMBAC Insured (5)

          200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,           1/16 at 100.00       BBB-            182,096
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00       Baa3            956,340
                 Medical Center, Series 2002, 5.500%, 5/15/32

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,            2/12 at 100.00         AA          1,603,845
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          850    5.250%, 1/01/25                                                       1/16 at 100.00        AA-            856,341
        1,750    5.250%, 1/01/30                                                       1/16 at 100.00        AA-          1,725,360

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                         No Opt. Call        AAA          4,873,489
       10,775    0.000%, 12/15/24 - MBIA Insured                                         No Opt. Call        AAA          4,694,883

------------------------------------------------------------------------------------------------------------------------------------
       52,775   Total Illinois                                                                                           38,453,844
------------------------------------------------------------------------------------------------------------------------------------


                                       53

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.1% (1.8% OF TOTAL INVESTMENTS)

$       2,275   Anderson School Building Corporation, Madison County, Indiana,         1/14 at 100.00        AAA        $ 2,548,796
                 First Mortgage Bonds, Series 2003, 5.500%, 7/15/23
                 (Pre-refunded 1/15/14) - FSA Insured

        6,180   Crown Point Multi-School Building Corporation, Indiana,                  No Opt. Call        AAA          2,993,283
                 First Mortgage Bonds, Crown Point Community School
                 Corporation, Series 2000, 0.000%, 1/15/23 - MBIA Insured

        1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23          7/16 at 100.00       BBB+          1,152,713

        1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/15 at 100.00        BBB            906,180
                 Madison Center Inc., Series 2005, 5.250%, 2/15/28

        1,190   St. Joseph County PHM Elementary/Middle School Building                  No Opt. Call          A          1,210,278
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09

------------------------------------------------------------------------------------------------------------------------------------
       11,895   Total Indiana                                                                                             8,811,250
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement             6/15 at 100.00        BBB          3,420,240
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          510   Louisville and Jefferson County Metropolitan Government,              10/16 at 100.00        N/R            478,196
                 Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy
                 of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.2% (3.5% OF TOTAL INVESTMENTS)

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized                  9/08 at 100.00        AAA          1,321,214
                 Mortgage Revenue Bonds, St. Dominic Assisted Care Facility,
                 Series 1995, 6.850%, 9/01/25

        1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner          5/17 at 100.00         A3          1,441,200
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
          825    4.750%, 5/01/39 - FSA Insured (UB)                                    5/16 at 100.00        AAA            815,768
        8,880    4.500%, 5/01/41 - FGIC Insured (UB)                                   5/16 at 100.00        AA-          8,413,000

            5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,              5/16 at 100.00        AA-              4,211
                 Residuals 660-3, 5.082%, 5/01/41 - FGIC Insured (IF)

        3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,            No Opt. Call        BBB          4,086,117
                 International Paper Company, Series 2002A, 5.700%, 4/01/14

        1,375   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00        BBB          1,301,080
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       17,845   Total Louisiana                                                                                          17,382,590
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 1.3% (0.7% OF TOTAL INVESTMENTS)

        3,620   Maine State Housing Authority, Single Family Mortgage Purchase         5/13 at 100.00        AA+          3,653,775
                 Bonds, Series 2004A-2, 5.000%, 11/15/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.3% (0.7% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-          2,014,680
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,550   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00         AA          1,523,914
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        3,550   Total Maryland                                                                                            3,538,594
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.5% (0.9% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,           10/14 at 100.00        BBB          1,005,830
                 Hampshire College, Series 2004, 5.625%, 10/01/24


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS  (continued)

$       3,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00      A (4)        $ 3,273,360
                 Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Massachusetts                                                                                       4,279,190
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.2% (2.3% OF TOTAL INVESTMENTS)

        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,             4/13 at 100.00         A-          3,038,783
                 5.250%, 4/01/17 - XLCA Insured

        4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,                7/16 at 100.00          A          4,292,260
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             12/16 at 100.00         AA            997,210
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

          170   Monroe County Hospital Finance Authority, Michigan, Mercy              6/16 at 100.00       Baa3            146,441
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,              12/12 at 100.00         A2          3,165,965
                 Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,720   Total Michigan                                                                                           11,640,659
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 5.3% (2.9% OF TOTAL INVESTMENTS)

        4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc.,     7/14 at 100.00         A-          4,274,093
                 Series 2004, 4.950%, 7/01/22

        1,000   Duluth Economic Development Authority, Minnesota, Healthcare           2/14 at 100.00     A- (4)          1,105,320
                 Facilities Revenue Bonds, Benedictine Health System - St. Mary's
                 Duluth Clinic, Series 2004, 5.250%, 2/15/21
                 (Pre-refunded 2/15/14)

        2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,             12/13 at 100.00       Baa1          2,381,073
                 Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003,
                 6.000%, 12/01/20

                Minnesota Higher Education Facilities Authority, Revenue Bonds,
                University of St. Thomas, Series 2004-5Y:
          530    5.250%, 10/01/19                                                     10/14 at 100.00         A2            551,778
        1,500    5.250%, 10/01/34                                                     10/14 at 100.00         A2          1,510,485

          665   Minnesota Higher Education Facilities Authority, Revenue Bonds,        4/16 at 100.00         A2            671,903
                 University of St. Thomas, Series 2006-6I, 5.000%, 4/01/23

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,             10/14 at 100.00         A3          1,042,510
                 Series 2004A, 5.250%, 10/01/19

        3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,              12/13 at 100.00        AA+          3,217,770
                 Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
       14,335   Total Minnesota                                                                                          14,754,932
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,325   Mississippi Hospital Equipment and Facilities Authority,               9/14 at 100.00         AA          2,337,369
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.1% (0.6% OF TOTAL INVESTMENTS)

          100   Hannibal Industrial Development Authority, Missouri, Health            3/16 at 100.00       BBB+             97,556
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,880   Joplin Industrial Development Authority, Missouri, Health              2/15 at 102.00       BBB+          2,917,786
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Missouri                                                                                            3,015,342
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 3.0% (1.6% OF TOTAL INVESTMENTS)

        1,580   Douglas County Hospital Authority 2, Nebraska, Health Facilities         No Opt. Call         A1          1,671,071
                 Revenue Bonds, Nebraska Medical Center, Series 2003,
                 5.000%, 11/15/16

        1,760   Grand Island, Nebraska, Electric System Revenue Bonds,                 9/08 at 100.00        AAA          1,886,509
                 Series 1977, 6.100%, 9/01/12 (ETM)

        2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student                No Opt. Call        Aaa          2,443,953
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)


                                       55

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA (continued)

$       2,300   Omaha Public Power District, Nebraska, Separate Electric System        2/17 at 100.00        Aaa        $ 2,276,563
                 Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        7,990   Total Nebraska                                                                                            8,278,096
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 1.9% (1.0% OF TOTAL INVESTMENTS)

        5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily             7/10 at 101.00        Aaa          5,105,800
                 Housing Remarketed Revenue Bonds, Countryside LP,
                 Series 1994, 6.100%, 7/01/24 (Alternative Minimum Tax)

           90   New Hampshire Municipal Bond Bank, Revenue Bonds,                        No Opt. Call        N/R             90,416
                 Coe-Brown Northwood Academy, Series 1994, 7.250%, 5/01/09

------------------------------------------------------------------------------------------------------------------------------------
        5,090   Total New Hampshire                                                                                       5,196,216
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 6.0% (3.3% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, School Facilities           9/15 at 100.00        AA-          1,052,100
                 Construction Bonds, Series 2005P, 5.250%, 9/01/24

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       25,000    0.000%, 12/15/35 - AMBAC Insured (UB)                                   No Opt. Call        Aaa          5,929,254
       10,000    0.000%, 12/15/36 - AMBAC Insured (UB)                                   No Opt. Call        Aaa          2,235,904

        3,000   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00        AAA          3,348,900
                 System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)

        1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00          A          1,544,265
                 5.000%, 1/01/19 - FGIC Insured

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,            1/15 at 100.00        AAA          2,587,200
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,000   Total New Jersey                                                                                         16,697,623
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 22.0% (12.3% OF TOTAL INVESTMENTS)

       10,000   Dormitory Authority of the State of New York, Revenue Bonds,           5/10 at 101.00        AAA         10,725,798
                 State University Educational Facilities Revenue Bonds,
                 1999 Resolution, Series 2000B, 5.500%, 5/15/30 (Pre-refunded
                 5/15/10) - FSA Insured

        1,500   Dormitory Authority of the State of New York, State and Local          7/14 at 100.00        AA-          1,596,885
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/19

           10   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00         AA              7,988
                 Bonds, Driver Trust 1649, 2006, 6.799%, 2/15/47 -
                 MBIA Insured (IF)

        2,180   Hudson Yards Infrastructure Corporation, New York, Revenue             2/17 at 100.00         AA          2,033,744
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        7,500   Long Island Power Authority, New York, Electric System Revenue         6/16 at 100.00         A-          7,629,375
                 Bonds, Series 2006A, 5.000%, 12/01/25 - FGIC Insured (UB)

        5,000   Metropolitan Transportation Authority, New York, Transportation       11/12 at 100.00          A          5,111,300
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

        4,000   New York City Municipal Water Finance Authority, New York,            12/14 at 100.00        AAA          4,170,280
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/23 - AMBAC Insured

        4,265   New York City, New York, General Obligation Bonds, Fiscal             10/13 at 100.00         AA          4,432,828
                 Series 2003D, 5.250%, 10/15/22

        1,200   New York City, New York, General Obligation Bonds, Fiscal              8/14 at 100.00         AA          1,301,724
                 Series 2004B, 5.250%, 8/01/15

        4,000   New York City, New York, General Obligation Bonds, Fiscal              8/14 at 100.00         AA          4,212,680
                 Series 2004C, 5.250%, 8/15/20

        3,645   New York Convention Center Development Corporation, Hotel Fee         11/15 at 100.00         AA          3,648,536
                 Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured (UB)

        3,250   New York State Municipal Bond Bank Agency, Special School              6/13 at 100.00         A+          3,370,055
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        6,460    5.000%, 1/01/25 - FSA Insured (UB)                                    7/15 at 100.00        AAA          6,719,886
        2,580    5.000%, 1/01/26 - FSA Insured (UB)                                    7/15 at 100.00        AAA          2,675,770

        1,850   New York State Urban Development Corporation, Service Contract         3/15 at 100.00        AAA          1,927,404
                 Revenue Bonds, Series 2005B, 5.000%, 3/15/24 - FSA Insured


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       1,000   New York State Urban Development Corporation, Subordinate              7/14 at 100.00          A        $ 1,039,830
                 Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22

        1,000   Rensselaer County Industrial Development Agency, New York,             3/16 at 100.00          A          1,032,650
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       59,440   Total New York                                                                                           61,636,733
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 4.1% (2.3% OF TOTAL INVESTMENTS)

       10,300   North Carolina Eastern Municipal Power Agency, Power System              No Opt. Call        AAA         11,440,105
                 Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                 CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.9% (1.6% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          105    5.125%, 6/01/24                                                       6/17 at 100.00        BBB             98,903
        1,050    5.875%, 6/01/30                                                       6/17 at 100.00        BBB            977,025
        1,055    5.750%, 6/01/34                                                       6/17 at 100.00        BBB            953,709
        2,355    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          2,083,987

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,                 No Opt. Call       BBB+          3,681,040
                 Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                 (Alternative Minimum Tax)

          250   Port of Greater Cincinnati Development Authority, Ohio, Economic      10/16 at 100.00        N/R            244,305
                 Development Revenue Bonds, Sisters of Mercy of the Americas,
                 Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
        8,815   Total Ohio                                                                                                8,038,969
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.5% (1.4% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
          500    5.375%, 9/01/29                                                       9/16 at 100.00        BBB            498,075
          450    5.375%, 9/01/36                                                       9/16 at 100.00        BBB            437,531

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        2,900    5.000%, 2/15/37                                                       2/17 at 100.00        AA-          2,856,268
        1,305    5.000%, 2/15/42                                                       2/17 at 100.00        AA-          1,275,755

        2,035   Tulsa County Industrial Authority, Oklahoma, Health Care Revenue      12/16 at 100.00         AA          2,007,426
                 Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

------------------------------------------------------------------------------------------------------------------------------------
        7,190   Total Oklahoma                                                                                            7,075,055
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.4% (0.8% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Bonds, State Board of Higher
                Education, Series 2004A:
        1,795    5.000%, 8/01/21                                                       8/14 at 100.00         AA          1,886,742
        1,990    5.000%, 8/01/23                                                       8/14 at 100.00         AA          2,072,187

------------------------------------------------------------------------------------------------------------------------------------
        3,785   Total Oregon                                                                                              3,958,929
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00        AAA          2,054,540
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 - MBIA Insured

        1,315   Falls Township Hospital Authority, Pennsylvania, FHA-Insured           8/08 at 100.00        AAA          1,325,441
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
        3,315   Total Pennsylvania                                                                                        3,379,981
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.7% (1.5% OF TOTAL INVESTMENTS)

        7,655   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00        BBB          7,582,660
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 8.3% (4.6% OF TOTAL INVESTMENTS)

        2,500   Berkeley County School District, South Carolina, Installment          12/13 at 100.00         A-          2,549,525
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24


                                       57

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       4,405   Dorchester County School District 2, South Carolina, Installment      12/14 at 100.00          A        $ 4,372,403
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina, Installment        12/13 at 100.00        AA-          3,499,685
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue Refunding      5/13 at 100.00        AAA          3,735,514
                 Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC Insured

          310   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00     A- (4)            344,655
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

        1,190   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00         A-          1,207,077
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002B, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        4,895    6.375%, 8/01/34 (Pre-refunded 8/01/13)                                8/13 at 100.00   BBB+ (4)          5,654,215
          605    6.375%, 8/01/34 (Pre-refunded 8/01/13)                                8/13 at 100.00   BBB+ (4)            697,256

        1,145   Tobacco Settlement Revenue Management Authority,                       5/11 at 101.00        BBB          1,153,519
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       22,010   Total South Carolina                                                                                     23,213,849
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,             11/14 at 100.00        AA-          1,779,610
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.4% (0.8% OF TOTAL INVESTMENTS)

        2,060   Johnson City Health and Educational Facilities Board, Tennessee,       7/23 at 100.00        AAA          2,098,955
                 Hospital Revenue Refunding and Improvement Bonds, Johnson
                 City Medical Center, Series 1998C, 5.125%, 7/01/25
                 (Pre-refunded 7/01/23) - MBIA Insured

        1,600   Johnson City Health and Educational Facilities Board, Tennessee,       7/16 at 100.00       BBB+          1,491,744
                 Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                 5.500%, 7/01/36

          400   Sumner County Health, Educational, and Housing Facilities Board,      11/17 at 100.00        N/R            371,972
                 Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                 System Inc., Series 2007, 5.500%, 11/01/37

------------------------------------------------------------------------------------------------------------------------------------
        4,060   Total Tennessee                                                                                           3,962,671
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.4% (3.6% OF TOTAL INVESTMENTS)

        1,075   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       10/13 at 101.00       Caa1            928,327
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

        3,000   Houston, Texas, First Lien Combined Utility System Revenue             5/14 at 100.00        AAA          3,116,190
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          400    5.250%, 8/15/21                                                         No Opt. Call       BBB-            389,156
          600    5.125%, 8/15/26                                                         No Opt. Call       BBB-            554,658

        2,265   Lower Colorado River Authority, Texas, Contract Revenue                5/13 at 100.00        AAA          2,330,526
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/25 - AMBAC Insured

          290   Mansfield Independent School District, Tarrant County, Texas,          2/11 at 100.00        AAA            301,116
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        1,710   Mansfield Independent School District, Tarrant County, Texas,          2/11 at 100.00        AAA          1,835,001
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,       11/15 at 100.00       Caa1            741,640
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        1,600   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00        AA-          1,576,240
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

                Texas Tech University, Financing System Revenue Bonds,
                9th Series 2003:
$       3,525    5.250%, 2/15/18 - AMBAC Insured                                       8/13 at 100.00        AAA        $ 3,740,836
        2,250    5.250%, 2/15/19 - AMBAC Insured                                       8/13 at 100.00        AAA          2,373,458

------------------------------------------------------------------------------------------------------------------------------------
       17,715   Total Texas                                                                                              17,887,148
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

          340   Utah Housing Corporation, Single Family Mortgage Bonds,                7/11 at 100.00        Aaa            341,931
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

           25   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/08 at 101.00        Aaa             25,763
                 Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          105   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/08 at 101.00        Aaa            107,371
                 Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          470   Total Utah                                                                                                  475,065
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 8.6% (4.8% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding               7/12 at 100.00        AAA          2,715,825
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        7,000   Energy Northwest, Washington, Electric Revenue Refunding               7/13 at 100.00        Aaa          7,587,510
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        6,160   King County Public Hospital District 2, Washington, Limited Tax        6/11 at 101.00        AAA          6,272,913
                 General Obligation Bonds, Evergreen Hospital Medical Center,
                 Series 2007A, 5.250%, 12/01/24 - AMBAC Insured

        1,000   Skagit County Public Hospital District 1, Washington, Revenue            No Opt. Call       Baa2          1,018,900
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

        6,220   Washington, General Obligation Refunding Bonds, Series 1992A             No Opt. Call        AA+          6,602,903
                 and 1992AT-6, 6.250%, 2/01/11

------------------------------------------------------------------------------------------------------------------------------------
       22,880   Total Washington                                                                                         24,198,051
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 2.0% (1.1% OF TOTAL INVESTMENTS)

        2,000   West Virginia Water Development Authority, Infrastructure             10/13 at 101.00        AAA          2,258,920
                 Revenue Bonds, Series 2003A, 5.500%, 10/01/23
                 (Pre-refunded 10/01/13) - AMBAC Insured

        3,150   West Virginia Water Development Authority, Loan Program II            11/13 at 101.00        AAA          3,287,340
                 Revenue Bonds, Series 2003B, 5.250%, 11/01/23 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,150   Total West Virginia                                                                                       5,546,260
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 6.2% (3.4% OF TOTAL INVESTMENTS)

        5,670   Wisconsin Health and Educational Facilities Authority, Revenue         7/11 at 100.00         A-          5,767,411
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/30

          160   Wisconsin Health and Educational Facilities Authority, Revenue         5/16 at 100.00        BBB            141,260
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue         5/14 at 100.00       BBB+          1,000,760
                 Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18

          205   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 101.00        AA-            210,291
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30

        2,145   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 101.00    AA- (4)          2,347,420
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/10 at 101.00         AA          5,262,050
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 -
                 RAAI Insured

        2,500   Wisconsin State, General Obligation Bonds, Series 2006A,               5/16 at 100.00        AA-          2,548,350
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,680   Total Wisconsin                                                                                          17,277,542
------------------------------------------------------------------------------------------------------------------------------------


                                       59

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.5% (0.2% OF TOTAL INVESTMENTS)

$       1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue              12/15 at 100.00        BBB      $   1,244,349
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     542,894   Total Long-Term Investments (cost $488,248,101) - 177.2%                                                 496,040,245
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 2.3% (1.3% OF TOTAL INVESTMENTS)

        2,000   King County, Washington, Sewer Revenue Bonds, Series 2001,                                  A-1+          2,000,000
                 Trust 554, Variable Rate Demand Obligation, 5.870%, 1/01/19 -
                 FGIC Insured (6)

        4,375   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,                                 VMIG-1          4,375,000
                 ROCS 660, Variable Rate Demand Obligation, 4.010%, 5/01/41 -
                 FGIC Insured (6)

------------------------------------------------------------------------------------------------------------------------------------
$       6,375   Total Short-Term Investments (cost $6,375,000)                                                            6,375,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $494,623,101) - 179.5%                                                          502,415,245
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (22.2)%                                                                     (62,107,900)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      4,579,032
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.0)% (7)                                                   (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 279,886,377
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT APRIL 30, 2008:
                                      FUND                                      FIXED RATE                               UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE    FIXED RATE        PAYMENT  EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX   (ANNUALIZED)     FREQUENCY    DATE (8)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.  $36,000,000        Receive  3-Month USD-LIBOR        5.299%  Semi-Annually   11/07/08      11/07/28     $(2,160,962)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-bank Offered Rate).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $1,711,565, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (32.8)%.

               (8) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                See accompanying notes to financial statements.

NMZ
Nuveen Municipal High Income Opportunity Fund
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NATIONAL - 2.3% (1.4% OF TOTAL INVESTMENTS)

                Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
$       5,000    6.000%, 12/31/45 (Mandatory put 4/30/19)                              4/19 at 100.00        Aaa        $ 5,353,900
                 (Alternative Minimum Tax)
        1,000    5.750%, 12/31/45 (Mandatory put 4/30/15)                              4/15 at 100.00        Aaa          1,066,760
                 (Alternative Minimum Tax)

        1,000   GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39              No Opt. Call       Baa1          1,028,760
                 (Mandatory put 10/31/19) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total National                                                                                            7,449,420
------------------------------------------------------------------------------------------------------------------------------------


                ALABAMA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,000   Bessemer, Alabama, General Obligation Warrants, Series 2007,           2/17 at 102.00        N/R          1,776,880
                 6.500%, 2/01/37

        1,000   Birmingham Special Care Facilities Financing Authority, Alabama,      11/15 at 100.00       Baa1            870,590
                 Revenue Bonds, Baptist Health System Inc., Series 2005A,
                 5.000%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Alabama                                                                                             2,647,470
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 5.4% (3.5% OF TOTAL INVESTMENTS)

          505   Estrella Mountain Ranch Community Facilities District, Goodyear,       7/10 at 102.00        N/R            528,291
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

        2,000   Maricopa County Industrial Development Authority, Arizona,             7/08 at 103.00        N/R          2,013,480
                 Multifamily Housing Revenue Bonds, Privado Park Apartments
                 Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        6,720   Maricopa County Industrial Development Authority, Arizona,             1/11 at 103.00         BB          6,344,554
                 Senior Living Facility Revenue Bonds, Christian Care Mesa II
                 Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

                Phoenix Industrial Development Authority, Arizona, Educational
                Revenue Bonds, Keystone Montessori School, Series 2004A:
          275    6.375%, 11/01/13                                                     11/11 at 103.00        N/R            286,690
          790    7.250%, 11/01/23                                                     11/11 at 103.00        N/R            834,256
        1,715    7.500%, 11/01/33                                                     11/11 at 103.00        N/R          1,802,722

        1,000   Pima County Industrial Development Authority, Arizona,                 7/16 at 100.00        N/R            870,640
                 Charter School Revenue Bonds, Franklin Phonetic Charter
                 School, Series 2006, 5.750%, 7/01/36

        1,645   Pima County Industrial Development Authority, Arizona, Charter         7/14 at 100.00    N/R (4)          1,946,627
                 School Revenue Bonds, Heritage Elementary School,
                 Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)

          550   Pima County Industrial Development Authority, Arizona, Charter        12/14 at 100.00       BBB-            533,121
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.125%, 12/15/34

          500   Pima County Industrial Development Authority, Arizona, Charter           No Opt. Call        AAA            584,890
                 School Revenue Bonds, Pointe Educational Services Charter
                 School, Series 2004, 6.250%, 7/01/14 (ETM)

        1,150   Pinal County Industrial Development Authority, Arizona,               10/12 at 100.00       BBB-          1,070,110
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.250%, 10/01/22 -
                 ACA Insured

        1,000   Tucson Industrial Development Authority, Arizona, Charter              9/14 at 100.00       BBB-            976,090
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 5.850%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
       17,850   Total Arizona                                                                                            17,791,471
------------------------------------------------------------------------------------------------------------------------------------


                                       61

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 14.3% (9.1% OF TOTAL INVESTMENTS)

$       8,000   Alameda Public Finance Authority, California, Revenue Bond               No Opt. Call        N/R        $ 6,910,800
                 Anticipation Notes, Alameda Power and Telecom, Series 2004,
                 7.000%, 6/01/09

          940   California Health Facilities Financing Authority, Hospital Revenue     5/08 at 100.00         BB            910,672
                 Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

        4,000   California Statewide Communities Development Authority,                  No Opt. Call         BB          3,392,360
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

        2,925   California Statewide Community Development Authority, Revenue          3/14 at 102.00        N/R          3,006,432
                 Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34

        1,005   California Statewide Community Development Authority,                  1/14 at 100.00        N/R          1,041,843
                 Subordinate Lien Multifamily Housing Revenue Bonds, Corona
                 Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative
                 Minimum Tax)

        1,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB            897,890
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

        5,500   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          6,337,045
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          1,202,500
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                       9/14 at 100.00        N/R            504,830
        1,000    5.850%, 9/01/33                                                       9/14 at 100.00        N/R            971,000

        2,500   Independent Cities Lease Finance Authority, California, Revenue        5/14 at 100.00        N/R          2,539,175
                 Bonds, El Granada Mobile Home Park, Series 2004A,
                 6.450%, 5/15/44

        1,015   Independent Cities Lease Finance Authority, California,                5/14 at 100.00        N/R            997,633
                 Subordinate Lien Revenue Bonds, El Granada Mobile
                 Home Park, Series 2004B, 6.500%, 5/15/44

        1,200   Lake Elsinore, California, Special Tax Bonds, Community Facilities     9/13 at 102.00        N/R          1,135,200
                 District 2003-2 Improvement Area A, Canyon Hills,
                 Series 2004A, 5.950%, 9/01/34

        3,400   Lee Lake Water District, Riverside County, California, Special         9/13 at 102.00        N/R          3,216,400
                 Tax Bonds, Community Facilities District 3, Series 2004,
                 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation,                12/12 at 102.00          B            287,409
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002B,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

        2,950   Los Angeles Regional Airports Improvement Corporation,                12/12 at 102.00          B          2,822,265
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

                Moreno Valley Unified School District, Riverside County,
                California, Special Tax Bonds, Community Facilities District,
                Series 2004:
          800    5.550%, 9/01/29                                                       9/14 at 100.00        N/R            730,824
        1,250    5.650%, 9/01/34                                                       9/14 at 100.00        N/R          1,133,775

                Orange County, California, Special Tax Bonds, Community
                Facilities District 03-1 of Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                       8/12 at 101.00        N/R            503,260
        1,625    5.600%, 8/15/28                                                       8/12 at 101.00        N/R          1,619,573
        1,000    5.625%, 8/15/34                                                       8/12 at 101.00        N/R            981,070

        2,250   San Diego County, California, Certificates of Participation,           9/12 at 100.00       Baa1          2,193,638
                 San Diego-Imperial Counties Developmental Services
                 Foundation Project, Series 2002, 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 103.00        N/R          3,760,661
                 Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       48,555   Total California                                                                                         47,096,255
------------------------------------------------------------------------------------------------------------------------------------


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO - 10.4% (6.6% OF TOTAL INVESTMENTS)

$         925   Bradburn Metropolitan District 3, Colorado, General Obligation        12/13 at 101.00        N/R        $   928,950
                 Bonds, Series 2003, 7.500%, 12/01/33

        5,594   Buffalo Ridge Metropolitan District, Colorado, Limited Obligation     12/13 at 101.00        N/R          5,725,795
                 Assessment Bonds, Series 2003, 7.500%, 12/01/33

          400   Colorado Educational and Cultural Facilities Authority, Charter       12/10 at 101.00    BBB (4)            446,756
                 School Revenue Bonds, Academy Charter School - Douglas
                 County School District Re. 1, Series 2000, 6.875%, 12/15/20
                 (Pre-refunded 12/15/10)

          650   Colorado Educational and Cultural Facilities Authority, Charter        9/11 at 100.00    Ba1 (4)            738,725
                 School Revenue Bonds, Bromley East Charter School,
                 Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)

          900   Colorado Educational and Cultural Facilities Authority, Charter        7/08 at 100.00    N/R (4)            910,098
                 School Revenue Bonds, Compass Montessori Elementary
                 Charter School, Series 2000, 7.750%, 7/15/31
                 (Pre-refunded 7/15/08)

        3,500   Colorado Educational and Cultural Facilities Authority, Charter        5/14 at 101.00        N/R          3,500,910
                 School Revenue Bonds, Denver Arts and Technology Academy,
                 Series 2003, 8.000%, 5/01/34

                Colorado Educational and Cultural Facilities Authority, Charter
                School Revenue Bonds, Excel Academy Charter School,
                Series 2003:
          470    7.300%, 12/01/23 (Pre-refunded 12/01/11)                             12/11 at 100.00        AAA            541,929
          875    7.500%, 12/01/33 (Pre-refunded 12/01/11)                             12/11 at 100.00        AAA          1,014,843

        1,784   Colorado Educational and Cultural Facilities Authority, Charter        2/10 at 100.00        AAA          1,934,855
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2002,
                 8.000%, 2/15/32 (Pre-refunded 2/15/10)

        1,000   Colorado Educational and Cultural Facilities Authority, Charter        2/16 at 101.00        N/R            859,560
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2006,
                 5.625%, 2/15/36

        1,240   Colorado Educational and Cultural Facilities Authority, Charter        6/11 at 100.00    Ba1 (4)          1,368,588
                 School Revenue Bonds, Weld County School District 6 - Frontier
                 Academy, Series 2001, 7.250%, 6/01/20
                 (Pre-refunded 6/01/11)

        1,000   Colorado Health Facilities Authority, Colorado, Revenue Bonds,         9/16 at 100.00         AA            910,920
                 Catholic Health Initiatives, Series 2006A, Trust 1088,
                 11.697%, 9/01/41 (IF)

        1,000   Colorado Health Facilities Authority, Colorado, Revenue Bonds,         4/18 at 100.00        AAA          1,000,400
                 Catholic Health Initiatives, Series 2006C-1, Trust 1090,
                 11.524%, 10/01/41 - FSA Insured (IF)

        4,300   Denver Health and Hospitals Authority, Colorado, Revenue Bonds,       12/14 at 100.00        AAA          5,041,363
                 Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)

        1,000   Denver, Colorado, FHA-Insured Multifamily Housing Mortgage             7/08 at 102.00        AAA          1,002,760
                 Loan Revenue Bonds, Garden Court Community Project,
                 Series 1998, 5.400%, 7/01/39

        3,145   Kit Carson County Health Service District, Colorado, Health Care         No Opt. Call        N/R          2,960,797
                 Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34

        1,250   Mesa County, Colorado, Residential Care Facilities Mortgage           12/11 at 101.00         AA          1,264,138
                 Revenue Bonds, Hilltop Community Resources Inc. Obligated
                 Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured

        1,000   Mountain Shadows Metropolitan District, Colorado, General             12/16 at 100.00        N/R            795,010
                 Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27

        1,995   Park Creek Metropolitan District, Colorado, Limited Tax Obligation    12/13 at 100.00        N/R          2,104,186
                 Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32
                 (Mandatory put 12/01/13)

                Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited
                Tax General Obligation Bonds, Series 2004:
          500    6.625%, 12/01/23                                                     12/13 at 100.00        N/R            510,460
          500    6.750%, 12/01/33                                                     12/13 at 100.00        N/R            508,660

------------------------------------------------------------------------------------------------------------------------------------
       33,028   Total Colorado                                                                                           34,069,703
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,025   Eastern Connecticut Resource Recovery Authority, Solid Waste           7/08 at 100.00        BBB            978,619
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/20 (Alternative Minimum Tax)


                                       63

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT (continued)

$       1,700   Mashantucket Western Pequot Tribe, Connecticut, Subordinate           11/17 at 100.00       Baa3        $ 1,544,229
                 Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,725   Total Connecticut                                                                                         2,522,848
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 9.0% (5.8% OF TOTAL INVESTMENTS)

        1,600   Aberdeen Community Development District, Florida, Special              5/14 at 100.00        N/R          1,243,648
                 Assessment Bonds, Series 2005, 5.500%, 5/01/36

        4,240   Bartram Springs Community Development District, Duval County,          5/13 at 102.00    N/R (4)          4,799,553
                 Florida, Special Assessment Bonds, Series 2003A,
                 6.650%, 5/01/34 (Pre-refunded 5/01/13)

          700   Broward County, Florida, Airport Facility Revenue Bonds, Learjet      11/14 at 101.00        Ba2            738,031
                 Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)

        1,140   Century Gardens Community Development District, Miami-Dade             5/14 at 101.00        N/R          1,112,629
                 County, Florida, Special Assessment Revenue Bonds,
                 Series 2004, 5.900%, 5/01/34

          440   Islands at Doral Northeast Community Development District,             5/14 at 101.00        N/R            455,418
                 Miami-Dade County, Florida, Special Assessment Bonds,
                 Series 2004, 6.125%, 5/01/24

        3,000   Jacksonville, Florida, Economic Development Commission                 9/17 at 100.00        N/R          2,930,040
                 Health Care Facilities Revenue Bonds, The Florida Proton
                 Therapy Institute Project, Series 2007, 6.250%, 9/01/27

          610   Lexington Community Development District, Florida, Special             5/14 at 101.00        N/R            584,789
                 Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        3,813   MMA Financial CDD Junior Securitization Trust, Florida,               11/08 at 100.00        N/R          3,829,707
                 Pass-Through Certificates, Class A, Series 2003I,
                 8.000%, 11/01/13

          985   Old Palm Community Development District, Florida, Special              5/15 at 101.00        N/R            775,914
                 Assessment Bonds, Palm Beach Gardens, Series 2004A,
                 5.900%, 5/01/35

        3,790   Palm Beach County Housing Finance Authority, Florida,                  7/09 at 103.00        N/R          3,798,490
                 Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                 Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)

        2,000   Pine Island Community Development District, Florida, Special           5/12 at 101.00        N/R          1,727,660
                 Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35

        1,000   Sarasota County Health Facility Authority, Florida, Revenue            7/17 at 100.00        N/R            860,720
                 Bonds, Sarasota-Manatee Jewish Housing Council, Inc.,
                 Series 2007, 5.750%, 7/01/45

                Stonegate Community Development District, Florida, Special
                Assessment Revenue Bonds, Series 2004:
          440    6.000%, 5/01/24                                                       5/14 at 101.00        N/R            441,368
          500    6.125%, 5/01/34                                                       5/14 at 101.00        N/R            501,125

          995   Tolomato Community Development District, Florida, Special              5/14 at 101.00        N/R            817,990
                 Assessment Bonds, Series 2006, 5.400%, 5/01/37

        1,715   Tolomato Community Development District, Florida, Special              5/18 at 100.00        N/R          1,678,333
                 Assessment Bonds, Series 2007, 6.650%, 5/01/40

                Westchester Community Development District 1, Florida, Special
                Assessment Bonds, Series 2003:
          135    6.000%, 5/01/23                                                       5/13 at 101.00        N/R            121,831
        3,745    6.125%, 5/01/35                                                       5/13 at 101.00        N/R          3,278,635

------------------------------------------------------------------------------------------------------------------------------------
       30,848   Total Florida                                                                                            29,695,881
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

          500   Effingham County Development Authority, Georgia, Solid Waste           7/08 at 102.00          B            439,735
                 Disposal Revenue Bonds, Ft. James Project, Series 1998,
                 5.625%, 7/01/18 (Alternative Minimum Tax) (5)

          900   Fulton County Residential Care Facilities Authority, Georgia,          2/09 at 100.00        N/R            833,139
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34

        1,000   Fulton County Residential Care Facilities Authority, Georgia,          7/17 at 100.00        N/R            769,560
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/37

        1,915   Fulton County Residential Care Facilities Authority, Georgia,         12/13 at 102.00        N/R          2,048,188
                 Revenue Bonds, St. Anne's Terrace, Series 2003,
                 7.625%, 12/01/33

------------------------------------------------------------------------------------------------------------------------------------
        4,315   Total Georgia                                                                                             4,090,622
------------------------------------------------------------------------------------------------------------------------------------


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       2,000   Hawaii State Department of Budget and Finance, Private School            No Opt. Call        N/R        $ 1,835,820
                 Revenue Bonds, Island Pacific Academy Project, Series 2007,
                 6.375%, 3/01/34

        1,000   Hawaii State Department of Budget and Finance, Private School          2/17 at 100.00        N/R            874,720
                 Revenue Bonds, Montessori of Maui, Series 2007,
                 5.500%, 1/01/37

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Hawaii                                                                                              2,710,540
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 7.5% (4.8% OF TOTAL INVESTMENTS)

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment        12/08 at 100.00        N/R          2,011,360
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,000   Chicago, Illinois, Certificates of Participation, Tax Increment        7/11 at 100.00        N/R          1,018,100
                 Allocation Revenue Bonds, Diversey-Narragansett Project,
                 Series 2006, 7.460%, 2/15/26

        2,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional           10/16 at 100.00        N/R          1,857,540
                 Medical Center Galena-Stauss Hospital, Series 2006,
                 6.750%, 10/01/46

        1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage             8/13 at 100.00        AAA          1,353,240
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00       Baa3            956,340
                 Medical Center, Series 2002, 5.500%, 5/15/32

        8,800   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/12 at 100.00         A-          8,980,224
                 Hospital, Series 2016, 5.750%, 7/01/29 (UB)

        1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest          11/08 at 102.00        N/R          1,280,594
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

        1,650   Lombard Public Facilities Corporation, Illinois, First Tier            1/16 at 100.00        N/R          1,682,901
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

        1,203   Lombard Public Facilities Corporation, Illinois, Third Tier            7/18 at 100.00        N/R          1,031,763
                 Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                 4.000%, 1/01/36

        2,022   Plano Special Service Area 1, Illinois, Special Tax Bonds,             3/14 at 102.00        N/R          1,967,264
                 Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

          998   Volo Village, Illinois, Special Service Area 3 Special Tax Bonds,      3/16 at 102.00        N/R            895,885
                 Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36
                 (Mandatory put 2/29/16)

        1,000   Yorkville United City Business District, Illinois, Storm Water and     1/17 at 102.00        N/R            885,070
                 Water Improvement Project Revenue Bonds, Series 2007,
                 6.000%, 1/01/26

          980   Yorkville, Illinois, Special Service Area 2005-108 Assessment          3/16 at 102.00        N/R            879,726
                 Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36

------------------------------------------------------------------------------------------------------------------------------------
       25,403   Total Illinois                                                                                           24,800,007
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 10.1% (6.4% OF TOTAL INVESTMENTS)

        6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue          7/12 at 103.00        N/R          6,457,499
                 Bonds, Series 2004A, 6.650%, 1/15/24

       22,770   Indiana Finance Authority, Water Facilities Refunding Revenue         10/16 at 100.00         AA         20,735,501
                 Bonds, Indiana-American Water Company Inc. Project,
                 Series 2006, 4.875%, 10/01/36 - AMBAC Insured (UB)

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                       3/14 at 101.00       BBB-            518,305
        2,500    6.000%, 3/01/34                                                       3/14 at 101.00       BBB-          2,477,075

          200   Jasper County, Indiana, Economic Development Revenue                   4/10 at 101.00         B2            186,304
                 Refunding Bonds, Georgia Pacific Corporation Project,
                 Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

        1,000   St. Joseph County, Indiana, Economic Development Revenue               7/15 at 103.00        N/R          1,025,570
                 Bonds, Chicago Trail Village Apartments, Series 2005A,
                 7.500%, 7/01/35

        1,735   Whitley County, Indiana, Solid Waste and Sewerage Disposal            11/10 at 102.00        N/R          1,796,350
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       35,065   Total Indiana                                                                                            33,196,604
------------------------------------------------------------------------------------------------------------------------------------


                                       65

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,000   Iowa Finance Authority, Health Facility Revenue Bonds,                 7/16 at 100.00       BBB-        $   924,590
                 Care Initiatives Project, Series 2006A, 5.500%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,000   Fredonia, Kansas, Hospital Revenue Bonds, Series 2007,                 8/17 at 100.00        N/R          1,808,220
                 6.125%, 8/15/37
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 9.3% (5.9% OF TOTAL INVESTMENTS)

        1,000   Carter Marina Community Development District, Louisiana,              10/12 at 100.00        N/R            953,850
                 Special Assessment Bonds, Series 2007, 6.250%, 10/01/22

        3,000   Greystone Community Development District, Louisiana,                  12/14 at 100.00        N/R          2,998,380
                 Special Assessment Bonds, Livingston Parish, Series 2007,
                 6.750%, 12/01/22

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                 No Opt. Call         B-          8,035,729
                 Smurfit-Stone Container Corporation, Series 2003,
                 7.450%, 3/01/24 (Alternative Minimum Tax)

        5,000   Louisiana Local Government Environmental Facilities &                 11/17 at 100.00        BB+          4,926,450
                 Community Development Authority, Revenue Bonds, Westlake
                 Chemical Corporation Project, Series 2007, 6.750%, 11/01/32

        1,000   Louisiana Local Government Environmental Facilities and                9/16 at 100.00        N/R            891,250
                 Community Development Authority, Carter Plantation Hotel
                 Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36

        1,000   Louisiana Local Government Environmental Facilities and                6/16 at 101.00        N/R          1,012,300
                 Community Development Authority, Revenue Bonds,
                 CDF Healthcare of Louisiana LLC, Series 2006A,
                 7.000%, 6/01/36

        3,000   Louisiana Local Government Environmental Facilities and               12/17 at 100.00        N/R          2,906,490
                 Community Development Authority, Revenue Bonds,
                 Southgate Suites Hotel LLC Project, Series 2007A,
                 6.750%, 12/15/37

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series
                2004A:
          865    8.250%, 3/01/19 (Alternative Minimum Tax)                             3/10 at 102.00        N/R            882,828
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                             3/10 at 102.00        N/R            827,202

        5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue              4/11 at 100.00        N/R          5,128,126
                 Bonds, Freeport McMoran Project, Series 1992,
                 7.700%, 10/01/22 (Alternative Minimum Tax)

        2,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00        BBB          1,892,480
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       31,295   Total Louisiana                                                                                          30,455,085
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,155   Portland Housing Development Corporation, Maine,                       2/14 at 102.00       Baa2          3,103,857
                 Section 8 Assisted Senior Living Revenue Bonds, Avesta
                 Housing Development Corporation, Series 2004A,
                 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 3.5% (2.2% OF TOTAL INVESTMENTS)

        2,000   Maryland Energy Financing Administration, Revenue Bonds,               7/08 at 100.00        N/R          1,930,620
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,850   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-          3,839,220
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

        7,435   Prince George's County, Maryland, Revenue Bonds, Dimensions            7/08 at 100.00         B3          5,718,333
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       13,285   Total Maryland                                                                                           11,488,173
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          580   Massachusetts Development Finance Agency, Pioneer Valley                 No Opt. Call        N/R            557,972
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Agency, Revenue Bonds,              10/12 at 102.00        BB-          1,788,920
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,350   Massachusetts Health and Educational Facilities Authority,             7/14 at 100.00        BB-          1,343,885
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        3,930   Total Massachusetts                                                                                       3,690,777
------------------------------------------------------------------------------------------------------------------------------------


                                       66

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN - 4.1% (2.6% OF TOTAL INVESTMENTS)

$       1,240   Countryside Charter School, Berrien County, Michigan, Charter          4/09 at 100.00        N/R        $ 1,244,861
                 School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          870   Countryside Charter School, Berrien County, Michigan, Charter          4/09 at 100.00        N/R            881,971
                 School Revenue Bonds, Series 2000, 8.000%, 4/01/29

                Detroit Local Development Finance Authority, Michigan, Tax
                Increment Bonds, Series 1998A:
        1,425    5.500%, 5/01/21                                                       5/09 at 101.00        BB-          1,234,036
           15    5.500%, 5/01/21 - ACA Insured                                         5/09 at 101.00        BB-             13,364

        1,000   Garden City Hospital Finance Authority, Michigan, Revenue              8/17 at 100.00        N/R            769,590
                 Bonds, Garden City Hospital Obligated Group, Series 2007A,
                 5.000%, 8/15/38

        3,580   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 100.00        BB-          3,149,111
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B, 5.500%, 8/15/23

          500   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00        BBB            433,800
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,             11/15 at 102.00        N/R          1,466,760
                 Hills and Dales General Hospital, Series 2005A,
                 6.750%, 11/15/38

        2,665   Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates       6/10 at 102.00    N/R (4)          2,945,092
                 of Participation, Series 2000, 8.250%, 6/01/30
                 (Pre-refunded 6/01/10)

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
          985    6.000%, 8/01/13 (6)                                                   8/08 at 100.00          C             96,136
        1,500    6.000%, 8/01/18 (6)                                                   8/08 at 100.00          C            146,400
        1,800    6.000%, 8/01/23 (6)                                                   8/08 at 100.00          C            175,680

        1,000   Summit Academy North Charter School, Michigan, Charter                11/15 at 100.00        BB+            854,850
                 School Revenue Bonds, Series 2005, 5.500%, 11/01/30

------------------------------------------------------------------------------------------------------------------------------------
       18,080   Total Michigan                                                                                           13,411,651
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 3.3% (2.1% OF TOTAL INVESTMENTS)

                Minneapolis, Minnesota, Student Housing Revenue Bonds,
                Riverton Community Housing Project, Series 2000:
          100    7.200%, 7/01/14 (Pre-refunded 7/01/10)                                7/10 at 100.00    N/R (4)            109,191
          100    7.300%, 7/01/15 (Pre-refunded 7/01/10)                                7/10 at 100.00    N/R (4)            109,391

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease                  6/14 at 102.00        N/R          1,341,748
                 Revenue Bonds, PACT Charter School, Series 2004A,
                 6.750%, 12/01/33

        5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health         7/14 at 100.00      A (4)          5,553,250
                 Services, Series 2003B, 5.250%, 7/01/30
                 (Pre-refunded 7/01/14)

        1,430   St. Paul Housing and Redevelopment Authority, Minnesota,               6/14 at 102.00        N/R          1,456,727
                 Charter School Revenue Bonds, Higher Ground Academy
                 Charter School, Series 2004A, 6.625%, 12/01/23

        1,100   St. Paul Housing and Redevelopment Authority, Minnesota,               6/14 at 102.00        N/R          1,117,347
                 Charter School Revenue Bonds, HOPE Community Academy
                 Charter School, Series 2004A, 6.750%, 12/01/33

        1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,               5/15 at 100.00        N/R            998,180
                 HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30

------------------------------------------------------------------------------------------------------------------------------------
       10,055   Total Minnesota                                                                                          10,685,834
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.3% (0.2% OF TOTAL INVESTMENTS)

          963   Mississippi Home Corporation, Multifamily Housing Revenue             10/19 at 101.00        N/R            875,734
                 Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                 6.125%, 9/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.7% (1.7% OF TOTAL INVESTMENTS)

        2,000   Branson Regional Airport Transportation Development District,          7/17 at 100.00        N/R          1,740,260
                 Missouri, Project Revenue Bonds, Series 2007B,
                 6.000%, 7/01/37 (Alternative Minimum Tax)

        5,935   Missouri Environmental Improvement and Energy Resources               12/16 at 100.00         AA          5,178,822
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 -
                 AMBAC Insured (Alternative Minimum Tax) (UB)


                                       67

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MISSOURI (continued)

$       1,300   Saint Louis Industrial Development Authority, Missouri,               12/10 at 102.00       Caa2        $ 1,229,748
                 Saint Louis Convention Center Headquarters Hotel Project,
                 Series 2000A, 7.250%, 12/15/35 (Alternative Minimum Tax)

          805   Saint Louis, Missouri, Tax Increment Financing Revenue                12/08 at 100.00        N/R            767,205
                 Bonds, Grace Lofts Redevelopment Projects, Series 2007A,
                 6.000%, 3/27/26

------------------------------------------------------------------------------------------------------------------------------------
       10,040   Total Missouri                                                                                            8,916,035
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,           7/10 at 101.00         B+          5,031,676
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)

        2,060   Montana Board of Investments, Resource Recovery Revenue                  No Opt. Call        N/R          2,003,247
                 Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,260   Total Montana                                                                                             7,034,923
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 2.8% (1.8% OF TOTAL INVESTMENTS)

        6,500   Omaha Public Power District, Nebraska, Separate Electric               2/17 at 100.00        Aaa          6,234,930
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 Residuals 1508-2, 7.623%, 2/01/49 - AMBAC Insured (IF)

        3,000   Omaha Public Power District, Nebraska, Separate Electric               2/17 at 100.00        Aaa          2,969,430
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        9,500   Total Nebraska                                                                                            9,204,360
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,170   Clark County, Nevada, Industrial Development Revenue Bonds,            7/08 at 100.00         BB            989,691
                 Nevada Power Company Project, Series 1995C,
                 5.500%, 10/01/30

          500   Clark County, Nevada, Industrial Development Revenue Bonds,            5/08 at 100.00         BB            432,595
                 Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        1,475   Clark County, Nevada, Local Improvement Bonds, Mountain's              8/16 at 100.00        N/R          1,409,141
                 Edge Special Improvement District 142, Series 2003,
                 6.375%, 8/01/23

        1,000   Director of Nevada State Department of Business and Industry,          1/10 at 100.00        AAA            799,000
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        4,500   Director of Nevada State Department of Business and Industry,          1/10 at 102.00        N/R          1,434,825
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

------------------------------------------------------------------------------------------------------------------------------------
        8,645   Total Nevada                                                                                              5,065,252
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.9% (3.1% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, Revenue Bonds,              7/08 at 102.00        BB+            850,440
                 United Methodist Homes of New Jersey Obligated Group,
                 Series 1998, 5.125%, 7/01/25

        1,660   New Jersey Economic Development Authority, Special Facilities          9/09 at 101.00          B          1,396,475
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00          B            458,570
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00   BBB- (4)            556,225
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          9,111,116
        2,760    7.000%, 6/01/41 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          3,244,325

          500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/17 at 100.00        BBB            400,190
                 Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
       14,745   Total New Jersey                                                                                         16,017,341
------------------------------------------------------------------------------------------------------------------------------------


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 0.9% (0.6% OF TOTAL INVESTMENTS)

$           5   Dormitory Authority of the State of New York, Revenue Bonds,           7/11 at 101.00        Ba2        $     4,716
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,000   New York City Industrial Development Agency, New York,                 8/16 at 101.00          B            980,520
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

        1,700   New York City Industrial Development Agency, New York,                 7/08 at 100.00       CCC+          1,297,763
                 Special Facilities Revenue Bonds, American Airlines Inc.,
                 Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York,                   No Opt. Call          B            760,725
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002A, 8.000%, 8/01/12
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,455   Total New York                                                                                            3,043,724
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,500   North Carolina Capital Facilities Finance Agency, Solid Waste          7/12 at 106.00        N/R          5,163,895
                 Facilities Revenue Bonds, Liberty Tire Services of
                 North Carolina LLC, Series 2004A, 6.750%, 7/01/29

        1,000   North Carolina Capital Facilities Financing Agency, General           10/16 at 100.00        AA+          1,088,100
                 Revenue Bonds, Duke University, Series 2006A, Trust 1076,
                 11.838%, 10/01/44 (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total North Carolina                                                                                      6,251,995
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 9.6% (6.1% OF TOTAL INVESTMENTS)

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
                Services and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                       1/10 at 100.00          B            495,825
          400    5.800%, 1/01/18                                                       1/10 at 100.00          B            372,616

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          355    5.125%, 6/01/24                                                       6/17 at 100.00        BBB            334,385
        3,570    5.875%, 6/01/30                                                       6/17 at 100.00        BBB          3,321,885
        3,375    5.750%, 6/01/34                                                       6/17 at 100.00        BBB          3,050,966
       10,855    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          9,605,804

        3,255   Cleveland-Cuyahoga County Port Authority, Ohio, Development            5/14 at 102.00        N/R          3,109,860
                 Revenue Bonds, Bond Fund Program - Garfield Heights Project,
                 Series 2004D, 5.250%, 5/15/23

        7,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00        N/R          6,668,970
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

        1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor               4/15 at 100.00        Ba1            747,050
                 Company, Series 2005, 5.750%, 4/01/35
                 (Alternative Minimum Tax)

        4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility             7/17 at 102.00        N/R          3,714,680
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       34,310   Total Ohio                                                                                               31,422,041
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.6% (1.0% OF TOTAL INVESTMENTS)

          985   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,            1/16 at 101.00        N/R            950,919
                 Revenue Bonds, Series 2006, 7.000%, 1/01/35

          660   Oklahoma Development Finance Authority, Revenue Refunding              8/09 at 101.00        AAA            692,472
                 Bonds, Hillcrest Healthcare System, Series 1999A,
                 5.625%, 8/15/29 (Pre-refunded 8/15/09)

          850   Tulsa Industrial Authority, Oklahoma, Student Housing                 10/16 at 100.00         A2            826,362
                 Revenue Bonds, University of Tulsa, Series 2006,
                 5.000%, 10/01/37

        1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,                6/08 at 100.00          B          1,175,294
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20

        1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding               No Opt. Call       Caa1          1,488,840
                 Bonds, American Airlines Inc., Series 2004A,
                 7.750%, 6/01/35 (Mandatory put 12/01/14)

------------------------------------------------------------------------------------------------------------------------------------
        5,330   Total Oklahoma                                                                                            5,133,887
------------------------------------------------------------------------------------------------------------------------------------


                                       69

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA - 5.2% (3.3% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
$         695    9.250%, 11/15/22 (Pre-refunded 11/15/10)                             11/10 at 102.00        AAA        $   818,029
        6,455    9.250%, 11/15/30 (Pre-refunded 11/15/10)                             11/10 at 102.00        AAA          7,597,663

          500   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call        BB-            488,740
                 Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

        1,000   Berks County Industrial Development Authority, Pennsylvania,          11/17 at 101.00        N/R            945,070
                 First Mortgage Revenue Bonds, One Douglassville Properties
                 Project, Series 2007A, 6.125%, 11/01/34
                 (Alternative Minimum Tax)

        2,000   Chester County Health and Education Facilities Authority,             10/15 at 102.00        N/R          1,844,660
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.750%, 10/15/37

          500   New Morgan Industrial Development Authority, Pennsylvania,            10/08 at 100.00        BB-            486,100
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

          400   Pennsylvania Economic Development Financing Authority,                12/09 at 103.00        Ba3            404,232
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          600   Pennsylvania Economic Development Financing Authority,                12/09 at 103.00        Ba3            606,348
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        4,000   Pennsylvania Economic Development Financing Authority,                 6/12 at 102.00        BBB          3,966,080
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.800%, 6/01/23 - ACA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,150   Total Pennsylvania                                                                                       17,156,922
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,500   Central Falls Detention Facility Corporation, Rhode Island,            7/15 at 103.00        N/R          1,552,230
                 Detention Facility Revenue Bonds, Series 2005,
                 7.250%, 7/15/35

        3,000   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00        BBB          2,897,430
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Rhode Island                                                                                        4,449,660
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,000   Lancaster County, South Carolina, Assessment Bonds,                   11/17 at 100.00        N/R          4,011,960
                 Edgewater II Improvement District, Series 2007A,
                 7.750%, 11/01/39

          490   Tobacco Settlement Revenue Management Authority,                         No Opt. Call        BBB            482,297
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/30

------------------------------------------------------------------------------------------------------------------------------------
        4,490   Total South Carolina                                                                                      4,494,257
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.9% (1.8% OF TOTAL INVESTMENTS)

        3,500   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00        Ba2          3,624,705
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.500%, 4/15/31

        1,500   Maury County Industrial Development Board, Tennessee,                  9/08 at 100.00         B-          1,283,505
                 Multi-Modal Interchangeable Rate Pollution Control Revenue
                 Refunding Bonds, Saturn Corporation, Series 1994,
                 6.500%, 9/01/24

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
        2,000    5.500%, 11/01/37                                                     11/17 at 100.00        N/R          1,859,860
        2,000    5.500%, 11/01/46                                                     11/17 at 100.00        N/R          1,813,460

        1,000   Wilson County Health and Educational Facilities Board,                 7/17 at 100.00        N/R            898,210
                 Tennessee, Senior Living Revenue Bonds, Rutland Place,
                 Series 2007A, 6.300%, 7/01/37

------------------------------------------------------------------------------------------------------------------------------------
       10,000   Total Tennessee                                                                                           9,479,740
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.8% (6.2% OF TOTAL INVESTMENTS)

        1,935   Austin Convention Enterprises Inc., Texas, Convention                  1/11 at 100.00        N/R          1,935,619
                 Center Hotel Revenue Bonds, First Tier Series 2001A,
                 9.750%, 1/01/26

        1,000   Austin Convention Enterprises Inc., Texas, Convention                  1/17 at 100.00         BB            885,440
                 Center Hotel Revenue Bonds, First Tier Series 2006B,
                 5.750%, 1/01/34


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$          10   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1        $     9,343
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        1,750   Dallas-Ft. Worth International Airport Facility Improvement           11/12 at 100.00       CCC+          1,046,378
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)

                Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional
                Health System, Series 2004A:
        1,840    7.000%, 9/01/25                                                       9/14 at 100.00        N/R          1,869,311
        6,600    7.125%, 9/01/34                                                       9/14 at 100.00        N/R          6,764,274

          585   Gulf Coast Industrial Development Authority, Texas,                    4/12 at 100.00       Baa3            627,073
                 Solid Waste Disposal Revenue Bonds, Citgo Petroleum
                 Corporation Project, Series 1998, 8.000%, 4/01/28
                 (Alternative Minimum Tax)

        1,000   Heart of Texas Education Finance Corporation, Texas,                   8/16 at 100.00        N/R            895,450
                 Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36

        2,020   Houston, Texas, Airport System Special Facilities Revenue              7/09 at 101.00         B-          1,577,135
                 Bonds, Continental Air Lines Inc., Series 1998B,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

          975   Houston, Texas, Airport System Special Facilities Revenue              7/09 at 101.00         B-            761,241
                 Bonds, Continental Air Lines Inc., Series 1998C,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

                Houston, Texas, Airport System Special Facilities Revenue
                Bonds, Continental Air Lines Inc., Series 2001E:
          600    7.375%, 7/01/22 (Alternative Minimum Tax)                             7/11 at 101.00         B-            580,758
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                             7/11 at 101.00         B-

        1,000   La Vernia Education Financing Corporation, Texas, Charter              8/11 at 100.00        N/R            839,480
                 School Revenue Bonds, Riverwalk Education Foundation,
                 Series 2007A, 5.450%, 8/15/36

        1,000   Sabine River Authority, Texas, Pollution Control Revenue               8/13 at 101.00       Caa1            856,710
                 Refunding Bonds, TXU Energy Company LLC Project,
                 Series 2003B, 6.150%, 8/01/22

        2,000   Sea Breeze Public Facility Corporation, Texas, Multifamily             1/21 at 100.00        N/R          1,846,600
                 Housing Revenue Bonds, Sea Breeze Senior Apartments,
                 Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)

        5,785   Texas Department of Housing and Community Affairs,                     7/21 at 100.00        N/R          5,719,340
                 Multifamily Housing Revenue Bonds, Humble Parkway
                 Townhomes, Series 2004, 6.600%, 1/01/41
                 (Alternative Minimum Tax)

        1,000   Texas Public Finance Authority, Charter School Finance                 2/15 at 100.00        N/R            781,980
                 Corporation Revenue Bonds, Cosmos Foundation Inc.,
                 Series 2007A, 5.375%, 2/15/37

          340   Trinity River Authority of Texas, Pollution Control Revenue            5/13 at 101.00       Caa1            282,139
                 Refunding Bonds, TXU Electric Company, Series 2003,
                 6.250%, 5/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       34,790   Total Texas                                                                                              32,057,426
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 2.5% (1.6% OF TOTAL INVESTMENTS)

        5,000   Virgin Islands Public Finance Authority, Revenue Bonds,                1/14 at 100.00        BBB          5,005,400
                 Refinery Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)

        3,300   Virgin Islands Public Finance Authority, Senior Secured Lien           7/14 at 100.00        BBB          3,256,044
                 Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004,
                 5.875%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
        8,300   Total Virgin Islands                                                                                      8,261,444
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 5.2% (3.3% OF TOTAL INVESTMENTS)

        1,940   Isle of Wight County Industrial Development Authority,                 3/17 at 100.00        BBB          1,466,989
                 Virginia, Environmental Improvement Revenue Bonds,
                 International Paper Company Project, Series 2007A,
                 4.700%, 3/01/31 (Alternative Minimum Tax)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
        2,000    0.000%, 8/15/14 (Pre-refunded 8/15/08)                                 8/08 at 73.23        AAA          1,456,360
        4,250    5.500%, 8/15/28 (Pre-refunded 8/15/08)                                8/08 at 102.00        AAA          4,376,778
        1,850    0.000%, 8/15/30 (Pre-refunded 8/15/08)                                 8/08 at 28.38        AAA            522,107


                                       71

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA (continued)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
$       2,000    0.000%, 8/15/12 (Pre-refunded 8/15/08)                                 8/08 at 82.10        AAA        $ 1,632,800
        3,000    0.000%, 8/15/15 (Pre-refunded 8/15/08)                                 8/08 at 68.82        AAA          2,053,170
        9,000    0.000%, 8/15/19 (Pre-refunded 8/15/08)                                 8/08 at 54.38        AAA          4,867,020

          605   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00     B2 (4)            696,603
                 Horse Center Revenue Bonds, Series 2001A,
                 7.400%, 7/15/21 (Pre-refunded 7/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       24,645   Total Virginia                                                                                           17,071,827
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 4.3% (2.7% OF TOTAL INVESTMENTS)

        3,000   Skagit County Public Hospital District 1, Washington,                 12/13 at 100.00       Baa2          3,091,470
                 Revenue Bonds, Skagit Valley Hospital, Series 2003,
                 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Revenue Bonds, Conference Center Project, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                         1/14 at 100.00        N/R          1,684,410
        4,725    6.000%, 1/01/34 - ACA Insured                                         1/14 at 100.00        N/R          4,404,125
        2,500    5.250%, 1/01/34 - ACA Insured                                         1/14 at 100.00        N/R          2,124,450

        1,000   Washington State Economic Development Finance Authority,              12/17 at 100.00        N/R            860,610
                 Revenue Bonds, Coeur D'Alene Fiber Project, Series 2007G,
                 7.000%, 12/01/27 (Alternative Minimum Tax)

        2,000   Washington State Health Care Facilities Authority, Revenue               No Opt. Call        N/R          1,868,100
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32

------------------------------------------------------------------------------------------------------------------------------------
       14,975   Total Washington                                                                                         14,033,165
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.3% (0.3% OF TOTAL INVESTMENTS)

          500   Ohio County Commission, West Virginia, Special District                3/16 at 100.00        N/R            479,295
                 Excise Tax Revenue Bonds, Fort Henry Economic
                 Development, Series 2006B, 5.625%, 3/01/36

          500   Ohio County Commission, West Virginia, Tax Increment                     No Opt. Call        N/R            501,540
                 Revenue Bonds, Fort Henry Centre Financing District,
                 Series 2007A, 5.850%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total West Virginia                                                                                         980,835
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 9.5% (6.1% OF TOTAL INVESTMENTS)

          550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,           12/14 at 101.00    N/R (4)            693,974
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
                 (Pre-refunded 12/01/14)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Health Care Inc., Series 1999A:
        9,485    5.600%, 2/15/29                                                       2/09 at 101.00       BBB+          9,045,369
        2,300    5.600%, 2/15/29 - ACA Insured                                         2/09 at 101.00       BBB+          2,230,586

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center Inc., Series 2004A:
          875    6.125%, 4/01/24                                                       4/14 at 100.00        N/R            856,258
        1,000    6.250%, 4/01/34                                                       4/14 at 100.00        N/R            943,180

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Wheaton Franciscan Health Care System, Series 2006:
        7,995    5.250%, 8/15/26 (UB)                                                  8/16 at 100.00         A-          7,259,620
       12,000    5.250%, 8/15/34 (UB)                                                  8/16 at 100.00         A-         10,308,240

------------------------------------------------------------------------------------------------------------------------------------
       34,205   Total Wisconsin                                                                                          31,337,227
------------------------------------------------------------------------------------------------------------------------------------


                                       72

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue              12/15 at 100.00        BBB       $    921,740
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     548,392   Total Investments (cost $528,081,305) - 156.7%                                                          514,848,543
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.5)%                                                                     (44,370,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                     13,025,073
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.2)% (7)                                                   (155,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $328,503,616
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (6) On April 14, 2008, the Adviser concluded that the issuer was not likely to meet its interest payment obligations and directed the custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (30.1)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMD
Nuveen Municipal High Income Opportunity Fund 2
Portfolio of INVESTMENTS
                                                      April 30, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.0% (0.8% OF TOTAL INVESTMENTS)

$       2,290   Birmingham Special Care Facilities Financing Authority,               11/15 at 100.00       Baa1        $ 2,228,445
                 Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 2005A, 5.250%, 11/15/20
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 4.0% (3.1% OF TOTAL INVESTMENTS)

        1,000   Estrella Mountain Ranch Community Facilities District,                 7/17 at 100.00        N/R            953,130
                 Goodyear, Arizona, General Obligation Bonds, Series 2007,
                 6.200%, 7/15/32

        4,000   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,           12/17 at 102.00        N/R          3,948,520
                 Government Project Bonds, Series 2007, 7.000%, 12/01/27

        3,125   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-          2,588,188
                 Bonds, Trust 2373, 13.299%, 12/01/37 (IF)

        1,000   Yuma County Industrial Development Authority, Arizona, Exempt         12/17 at 100.00        N/R            948,740
                 Revenue Bonds, Far West Water & Sewer Inc. Refunding,
                 Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,125   Total Arizona                                                                                             8,438,578
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 22.8% (18.2% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,           12/16 at 100.00       Baa3          1,748,960
                 Dominican University, Series 2006, 5.000%, 12/01/36

        3,750   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        Aa3          3,817,275
                 Sutter Health, Series 2007, Trust 1757, 12.893%, 11/15/46 (IF)

        7,000   California Statewide Community Development Authority,                  7/15 at 100.00       BBB+          6,334,579
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/35

                Daly City Housing Development Finance Agency, California, Mobile
                Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding,
                Series 2007A:
        3,500    5.000%, 12/15/37                                                     12/17 at 100.00         A-          3,144,365
        2,000    6.500%, 12/15/47                                                     12/17 at 100.00        N/R          1,799,280

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        3,000    5.750%, 6/01/47                                                       6/17 at 100.00        BBB          2,693,670
        2,500    5.125%, 6/01/47                                                       6/17 at 100.00        BBB          2,023,275

        3,190   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00        Aaa          2,531,648
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, Trust 2213, 11.800%, 6/01/45 -
                 AMBAC Insured (IF)

       20,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00          A         19,159,600
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/38 - FGIC Insured (UB)

        6,015   Independent Cities Lease Finance Authority, California,                8/15 at 100.00        BBB          5,280,809
                 Senior Lien Revenue Bonds, Caritas Affordable Housing
                 Project Mobile Home Park, Series 2005A,
                 5.200%, 8/15/45 - ACA Insured

          495   Moorpark, California, Special Tax Bonds, Community                     9/16 at 100.00        N/R            417,151
                 Facilities District 2004-1, Moorpark Highlands Project,
                 Series 2006, 5.300%, 9/01/38

------------------------------------------------------------------------------------------------------------------------------------
       53,450   Total California                                                                                         48,950,612
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.8% (5.4% OF TOTAL INVESTMENTS)

        2,000   Arista Metropolitan District, Colorado, Special Revenue Bonds,        12/15 at 100.00        N/R          2,132,640
                 Series 2008, 9.250%, 12/01/37

          500   Colorado Educational and Cultural Facilities Authority, Charter       12/16 at 100.00        N/R            429,125
                 School Revenue Bonds, Carbon Valley Academy, Series 2006,
                 5.625%, 12/01/36


                                       74

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

$       1,530   Colorado Educational and Cultural Facilities Authority, Charter        5/17 at 100.00        BB+        $ 1,311,088
                 School Revenue Bonds, Windsor Academy, Series 2007A,
                 5.700%, 5/01/37

        2,000   Colorado Educational and Cultural Facilities Authority, Revenue        6/18 at 102.00        N/R          1,912,240
                 Bonds, Pikes Peak School of Expeditionary Learning Charter
                 School, Series 2008, 6.625%, 6/01/38

        1,510   Colorado Health Facilities Authority, Revenue Bonds, Poudre            3/15 at 100.00       BBB+          1,438,834
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

        5,045   Colorado Housing and Finance Authority, Revenue Bonds,                 4/17 at 100.00        N/R          4,554,525
                 Confluence Energy LLC Project, Series 2007, 6.750%, 4/01/27
                 (Alternative Minimum Tax)

        3,000   University of Colorado Hospital Authority, Revenue Bonds,              5/16 at 100.00       Baa1          2,799,150
                 Series 2006A, 5.250%, 11/15/39

------------------------------------------------------------------------------------------------------------------------------------
       15,585   Total Colorado                                                                                           14,577,602
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 12.4% (9.9% OF TOTAL INVESTMENTS)

        1,500   Beeline Community Development District, Palm Beach County,             5/18 at 100.00        N/R          1,424,505
                 Florida, Special Assessment Bonds, Series 2008A,
                 7.000%, 5/01/37

        2,000   Escambia County, Florida, Environmental Improvement Revenue            8/11 at 100.00        BBB          1,658,520
                 Bonds, International Paper Company Projects, Series 2006B,
                 5.000%, 8/01/26 (Alternative Minimum Tax)

        3,000   Jacksonville Economic Development Commission, Florida,                 5/16 at 100.00         AA          3,013,740
                 Health Care Facilities Revenue Bonds, Mayo Clinic,
                 Series 2006, 5.000%, 11/15/36

        2,960   Old Palm Community Development District, Florida,                      5/15 at 101.00        N/R          2,331,681
                 Special Assessment Bonds, Palm Beach Gardens,
                 Series 2004A, 5.900%, 5/01/35

        1,500   Palm Glades Community Development District, Florida,                   5/18 at 100.00        N/R          1,424,040
                 Special Assessment Bond, Series 2008A, 7.125%, 5/01/39

        1,000   Pine Island Community Development District, Florida, Special           5/12 at 101.00        N/R            863,830
                 Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35

        1,000   Poinciana West Community Development District, Florida,                5/17 at 100.00        N/R            867,190
                 Special Assessment Bonds, Series 2007, 6.000%, 5/01/37

          985   Reunion West Community Development District, Florida,                  5/12 at 101.00        N/R            868,908
                 Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

        2,850   South Miami Health Facilities Authority, Florida, Revenue Bonds,       8/17 at 100.00        AA-          2,659,905
                 Baptist Health Systems of South Florida, Trust 1030,
                 12.145%, 8/15/37 (IF)

        6,000   Split Pine Community Development District, Florida,                    5/17 at 100.00        N/R          4,794,660
                 Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39

        5,000   Stoneybrook Venice Community Development District, Florida,            5/18 at 100.00        N/R          4,727,850
                 Capital Improvement Revenue Bonds, Series 2007,
                 6.750%, 5/01/38

        1,495   Tolomato Community Development District, Florida,                      5/14 at 101.00        N/R          1,229,040
                 Special Assessment Bonds, Series 2006, 5.400%, 5/01/37

          985   Winter Garden Village at Fowler Groves Community                       5/16 at 100.00        N/R            835,280
                 Development District, Florida, Special Assessment Bonds,
                 Series 2006, 5.650%, 5/01/37

------------------------------------------------------------------------------------------------------------------------------------
       30,275   Total Florida                                                                                            26,699,149
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.7% (2.1% OF TOTAL INVESTMENTS)

        3,500   Effingham County Industrial Development Authority,                     6/11 at 101.00         B2          3,176,810
                 Georgia, Pollution Control Revenue Refunding Bonds,
                 Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31

        2,000   Fulton County Residential Care Facilities Authority, Georgia,          2/09 at 100.00        N/R          1,851,420
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34

        1,000   Fulton County Residential Care Facilities Authority, Georgia,          7/17 at 100.00        N/R            757,050
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/42

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Georgia                                                                                             5,785,280
------------------------------------------------------------------------------------------------------------------------------------


                                       75

NMD
Nuveen Municipal High Income Opportunity Fund 2 (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 1.7% (1.4% OF TOTAL INVESTMENTS)

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
$       2,145    5.250%, 9/01/26                                                       9/16 at 100.00       BBB-        $ 1,943,048
        2,000    5.250%, 9/01/37                                                       9/16 at 100.00       BBB-          1,687,820

------------------------------------------------------------------------------------------------------------------------------------
        4,145   Total Idaho                                                                                               3,630,868
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 8.9% (7.2% OF TOTAL INVESTMENTS)

        5,620   Illinois Finance Authority, Charter School Revenue Bonds,                No Opt. Call        BBB          4,731,703
                 Chicago Charter School Foundation, Series 2007,
                 5.000%, 12/01/36

        1,500   Illinois Finance Authority, Revenue Bonds, Roosevelt University,       4/17 at 100.00       Baa1          1,435,155
                 Series 2007, 5.500%, 4/01/37

        7,425   Illinois Finance Authority, Revenue Bonds, Sherman                     8/17 at 100.00         A-          6,963,758
                 Health Systems, Series 2007A, 5.500%, 8/01/37

        2,500   Lombard Public Facilities Corporation, Illinois, First Tier            1/16 at 100.00        N/R          2,079,725
                 Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                 5.500%, 1/01/36 - ACA Insured

                Southwestern Illinois Development Authority, Illinois, Saint Clair
                County Comprehensive Mental Health Center, Series 2007:
        1,295    6.200%, 6/01/17                                                         No Opt. Call        N/R          1,288,085
        2,745    6.625%, 6/01/37                                                       6/17 at 103.00        N/R          2,694,465

------------------------------------------------------------------------------------------------------------------------------------
       21,085   Total Illinois                                                                                           19,192,891
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.7% (2.1% OF TOTAL INVESTMENTS)

        3,000   Hospital Authority of Delaware County, Indiana, Hospital               8/16 at 100.00       Baa2          2,605,710
                 Revenue Bonds, Cardinal Health System, Series 2006,
                 5.125%, 8/01/29

        2,000   Indiana Health Facility Financing Authority, Revenue Bonds,            3/17 at 100.00       BBB-          1,757,180
                 Community Foundation of Northwest Indiana, Series 2007,
                 5.500%, 3/01/37

        1,625   Vigo County, Indiana, Hospital Authority, Union Hospital,              9/17 at 100.00        N/R          1,414,303
                 Revenue Bonds, Series 2007, 5.800%, 9/01/47

------------------------------------------------------------------------------------------------------------------------------------
        6,625   Total Indiana                                                                                             5,777,193
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 8.7% (7.0% OF TOTAL INVESTMENTS)

        5,000   Greystone Community Development District, Louisiana,                  12/14 at 100.00        N/R          4,997,300
                 Special Assessment Bonds, Livingston Parish, Series 2007,
                 6.750%, 12/01/22

        7,500   Louisiana Local Government Environmental Facilities &                 11/17 at 100.00        BB+          7,389,673
                 Community Development Authority, Revenue Bonds, Westlake
                 Chemical Corporation Project, Series 2007, 6.750%, 11/01/32

          500   Louisiana Local Government Environmental Facilities and                  No Opt. Call        AAA            523,240
                 Community Development Authority, Revenue Bonds, Capital
                 Projects and Equipment Acquisition Program, Series 2000A,
                 6.300%, 7/01/30 - AMBAC Insured

        5,000   Louisiana Local Government Environmental Facilities and               12/17 at 100.00        N/R          4,844,150
                 Community Development Authority, Revenue Bonds,
                 Southgate Suites Hotel LLC Project, Series 2007A,
                 6.750%, 12/15/37

        1,000   Tobacco Settlement Financing Corporation, Louisiana,                   5/11 at 101.00        BBB            946,240
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       19,000   Total Louisiana                                                                                          18,700,603
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.3% (1.0% OF TOTAL INVESTMENTS)

        3,000   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00        BBB          2,817,120
                 Revenue Bonds, Mercy Medical Center Project, Series 2007A,
                 5.500%, 7/01/42
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 0.8% (0.6% OF TOTAL INVESTMENTS)

        1,750   Michigan Public Educational Facilities Authority, Charter             12/17 at 100.00        N/R          1,667,330
                 School Revenue Bonds, American Montessori Academy,
                 Series 2007, 6.500%, 12/01/37

           20   Michigan State Hospital Finance Authority, Hospital Revenue            8/08 at 101.00        Ba3             18,038
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

------------------------------------------------------------------------------------------------------------------------------------
        1,770   Total Michigan                                                                                            1,685,368
------------------------------------------------------------------------------------------------------------------------------------


                                       76

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 2.3% (1.9% OF TOTAL INVESTMENTS)

$       5,000   St. Paul Housing and Redevelopment Authority, Minnesota,              11/15 at 100.00       Baa3        $ 4,976,450
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.0% (0.8% OF TOTAL INVESTMENTS)

           40   Saint Louis Industrial Development Authority, Missouri,               12/10 at 102.00       Caa2             38,748
                 Saint Louis Convention Center Headquarters Hotel Project,
                 Series 2000A, 7.000%, 12/15/15 (Alternative Minimum Tax)

        2,105   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,          9/08 at 100.00        N/R          2,069,552
                 Fashion Square Redevelopment Project, Series 2008A,
                 6.300%, 8/22/26

------------------------------------------------------------------------------------------------------------------------------------
        2,145   Total Missouri                                                                                            2,108,300
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 1.0% (0.8% OF TOTAL INVESTMENTS)

           55   Clark County, Nevada, Industrial Development Revenue Bonds,            7/08 at 100.00         BB             45,997
                 Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                 (Alternative Minimum Tax)

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        1,200    5.625%, 1/01/32 - AMBAC Insured                                       1/10 at 102.00        AAA          1,076,676
        1,200    5.375%, 1/01/40 - AMBAC Insured                                       1/10 at 100.00        AAA            958,800

------------------------------------------------------------------------------------------------------------------------------------
        2,455   Total Nevada                                                                                              2,081,473
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.0% (3.2% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Special Facilities
                Revenue Bonds, Continental Airlines Inc., Series 1999:
        3,000    6.250%, 9/15/19 (Alternative Minimum Tax)                             9/09 at 101.00          B          2,666,640
           55    6.400%, 9/15/23 (Alternative Minimum Tax)                             9/09 at 101.00          B             48,233
          240    6.250%, 9/15/29 (Alternative Minimum Tax)                             9/09 at 101.00          B            201,900

           25   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00          B             22,929
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,700   New Jersey Health Care Facilities Financing Authority,                 7/18 at 100.00       Baa2          5,557,899
                 New Jersey, Revenue Bonds, Saint Peters University Hospital,
                 Series 2007, 5.750%, 7/01/37

------------------------------------------------------------------------------------------------------------------------------------
        9,020   Total New Jersey                                                                                          8,497,601
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.2% (0.2% OF TOTAL INVESTMENTS)

          500   Montecito Estates Public Improvement District, New Mexico,            10/17 at 100.00        N/R            467,650
                 Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 1.8% (1.5% OF TOTAL INVESTMENTS)

        3,000   New York City Industrial Development Agency, New York,                 8/16 at 101.00          B          2,941,560
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

        1,030   New York City Industrial Development Agency, New York,                 7/16 at 101.00        N/R            987,327
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2008A-1, 5.800%, 7/01/23

------------------------------------------------------------------------------------------------------------------------------------
        4,030   Total New York                                                                                            3,928,887
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.0% (1.6% OF TOTAL INVESTMENTS)

        1,685   Albemarle Hospital Authority, North Carolina, Health Care             10/17 at 100.00        BBB          1,517,814
                 Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38

                North Carolina Capital Facilities Financing Agency, Educational
                Facilities Revenue Bond, Meredith College, Series 2008A:
        1,740    6.000%, 6/01/31                                                       6/18 at 100.00        BBB          1,747,064
        1,000    6.125%, 6/01/35                                                       6/18 at 100.00        BBB          1,008,920

------------------------------------------------------------------------------------------------------------------------------------
        4,425   Total North Carolina                                                                                      4,273,798
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.7% (3.0% OF TOTAL INVESTMENTS)

        6,845   Buckeye Tobacco Settlement Financing Authority, Ohio,                  6/17 at 100.00        BBB          6,057,276
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                 Lien, Series 2007A-2, 5.875%, 6/01/47


                                       77

NMD
Nuveen Municipal High Income Opportunity Fund 2 (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO (continued)

$          95   Coshocton County, Ohio, Environmental Revenue Bonds,                     No Opt. Call         B-        $    83,452
                 Smurfit-Stone Container Corporation, Series 2005,
                 5.125%, 8/01/13

        2,000   Western Reserve Port Authority, Ohio, Solid Waste Facility             7/17 at 102.00        N/R          1,857,340
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,940   Total Ohio                                                                                                7,998,068
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.0% (0.8% OF TOTAL INVESTMENTS)

        2,295   Oklahoma Development Finance Authority, Revenue Bonds,                 2/17 at 100.00        AA-          2,089,414
                 Saint John Health System, Series 2007, Trust 1037,
                 12.031%, 2/15/42 (IF)

           45   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,                6/08 at 100.00          B             39,617
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
        2,340   Total Oklahoma                                                                                            2,129,031
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.3% (1.1% OF TOTAL INVESTMENTS)

        1,010   Chester County Industrial Development Authority, Pennsylvania,        12/17 at 100.00        BB+            962,884
                 Avon Grove Charter School Revenue Bonds, Series 2007A,
                 6.375%, 12/15/37

        1,900   Lancaster County Hospital Authority, Pennsylvania, Revenue             7/17 at 100.00        N/R          1,875,794
                 Bonds, Brethren Village Project, Series 2008A, 6.500%, 7/01/40

------------------------------------------------------------------------------------------------------------------------------------
        2,910   Total Pennsylvania                                                                                        2,838,678
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-          1,047,990
                 Senior Lien Series 2008A, 6.000%, 7/01/38

          500   Puerto Rico Industrial, Tourist, Educational, Medical and              6/10 at 100.00       CCC+            370,970
                 Environmental Control Facilities Financing Authority, Revenue
                 Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25

           20   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,         6/08 at 100.00       CCC+             14,239
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,520   Total Puerto Rico                                                                                         1,433,199
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.1% (3.3% OF TOTAL INVESTMENTS)

        4,000   Charleston, South Carolina, Tax Increment Revenue Bonds,               6/08 at 100.00        N/R          3,991,040
                 Charleston Neck redevelopment Project, Series 2007,
                 7.500%, 6/01/09

        1,600   Georgetown County, South Carolina, Environmental Improvement           8/11 at 100.00        BBB          1,289,904
                 Revenue Bonds, International Paper Company, Series 2006A,
                 5.000%, 8/01/30 (Alternative Minimum Tax)

        3,488   Lancaster County, South Carolina, Special Assessment Bonds,              No Opt. Call        N/R          3,498,464
                 Edgewater II Improvement District, Series 2007B,
                 7.700%, 11/01/17

------------------------------------------------------------------------------------------------------------------------------------
        9,088   Total South Carolina                                                                                      8,779,408
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.1% (1.7% OF TOTAL INVESTMENTS)

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
        2,000    5.500%, 11/01/37                                                     11/17 at 100.00        N/R          1,859,860
        3,000    5.500%, 11/01/46                                                     11/17 at 100.00        N/R          2,720,190

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Tennessee                                                                                           4,580,050
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 8.7% (7.0% OF TOTAL INVESTMENTS)

           10   Alliance Airport Authority, Texas, Special Facilities Revenue            No Opt. Call       CCC+              9,142
                 Bonds, American Airlines Inc., Series 1991, 7.000%, 12/01/11
                 (Alternative Minimum Tax)

          440   Brazos River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1            411,092
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        3,000   Danbury Higher Education Authority Inc., Texas, Golden Rule            2/18 at 100.00        BB+          2,817,330
                 Charter School Revenue Bonds, Series 2008A,
                 6.500%, 8/15/38


                                       78

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       1,330   La Vernia Higher Education Financing Corporation, Texas,               2/16 at 100.00        N/R        $ 1,266,865
                 Education Revenue Bonds, Amigos Por Vida Friends For Life
                 Public Charter School, Series 2008, 6.375%, 2/15/37

        4,000   Mission Economic Development Corporation, Texas,                       4/12 at 100.00         B+          3,530,240
                 Solid Waste Disposal Revenue Bonds, Allied Waste Industries,
                 Inc., Series 2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)

          110   Sabine River Authority, Texas, Pollution Control Revenue Bonds,          No Opt. Call       Caa1            102,773
                 TXU Energy Company LLC Project, Series 2001B,
                 5.750%, 5/01/30 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

          385   Sabine River Authority, Texas, Pollution Control Revenue                 No Opt. Call       Caa1            359,032
                 Refunding Bonds, TXU Electric Company, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)

        3,000   Sabine River Authority, Texas, Pollution Control Revenue               8/13 at 101.00       Caa1          2,570,130
                 Refunding Bonds, TXU Energy Company LLC Project,
                 Series 2003B, 6.150%, 8/01/22

        2,875   Tarrant County Cultural and Educational Facilities Finance             2/17 at 100.00        AA-          2,704,398
                 Corporation, Texas, Revenue Bonds, Texas Health Resources
                 Project, Trust 1031, 12.153%, 2/15/36 (IF)

        5,000   Texas Turnpike Authority, First Tier Revenue Bonds,                    8/12 at 100.00        AAA          4,977,650
                 Central Texas Turnpike System, Series 2002A,
                 5.000%, 8/15/42 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,150   Total Texas                                                                                              18,748,652
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 4.0% (3.2% OF TOTAL INVESTMENTS)

        1,750   Spanish Fork City, Utah, Charter School Revenue Bonds,                11/16 at 100.00        N/R          1,530,358
                 American Leadership Academy, Series 2006,
                 5.700%, 11/15/36

                Utah State Charter School Finance Authority, Noah Webster
                Academy Revenue Bonds, Series:
          500    6.250%, 6/15/28                                                       6/17 at 100.00        N/R            479,810
        1,430    6.500%, 6/15/38                                                       6/17 at 100.00        N/R          1,379,607

        5,500   Utah State Charter School Finance Authority, Revenue Bonds,           12/17 at 100.00       BBB-          5,100,480
                 Summit Academy Project, Series 2007A, 5.800%, 6/15/38

------------------------------------------------------------------------------------------------------------------------------------
        9,180   Total Utah                                                                                                8,490,255
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 5.3% (4.2% OF TOTAL INVESTMENTS)

        4,000   Kalispel Indian Tribe, Washington, Priority Distribution Bonds,          No Opt. Call        N/R          3,876,160
                 Series 2008, 6.750%, 1/01/38

        1,000   Klickitat County Public Hospital District 2, Washington,                 No Opt. Call        N/R            963,380
                 Skyline Hospital Revenue Bonds, Series 2007, 6.500%, 12/01/38

        7,000   Washington State Health Care Facilities Authority, Revenue               No Opt. Call        N/R          6,538,349
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32

------------------------------------------------------------------------------------------------------------------------------------
       12,000   Total Washington                                                                                         11,377,889
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.3% (0.3% OF TOTAL INVESTMENTS)

          740   Ohio County Commission, West Virginia, Special District Excise         3/16 at 100.00        N/R            709,357
                 Tax Revenue Bonds, Fort Henry Economic Development,
                 Series 2006B, 5.625%, 3/01/36
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 6.5% (5.1% OF TOTAL INVESTMENTS)

       16,000   Wisconsin Health and Educational Facilities Authority, Revenue         8/16 at 100.00         A-         13,744,320
                 Bonds, Wheaton Franciscan Health Care System, Series 2006,
                 5.250%, 8/15/34 (UB)
------------------------------------------------------------------------------------------------------------------------------------


                                       79

NMD
Nuveen Municipal High Income Opportunity Fund 2 (continued)
Portfolio of INVESTMENTS April 30, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 1.3% (1.0% OF TOTAL INVESTMENTS)

$       3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue              12/15 at 100.00        BBB      $   2,765,220
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     291,293   Total Investments (cost $253,719,338) - 125.1%                                                          268,411,995
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (12.6)%                                                                     (27,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (12.5)%                                                                 (26,803,696)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 214,608,299
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT APRIL 30, 2008:
                                                                                                                         UNREALIZED
                                                        CONTRACT     NUMBER OF       CONTRACT          VALUE AT        APPRECIATION
TYPE                                                    POSITION     CONTRACTS     EXPIRATION    APRIL 30, 2008       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                        Short         (563)           6/08      $(65,809,422)           $946,310
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                      April 30, 2008 (Unaudited)

                                 INVESTMENT            SELECT           QUALITY          PREMIER       HIGH INCOME      HIGH INCOME
                                    QUALITY           QUALITY            INCOME           INCOME       OPPORTUNITY    OPPORTUNITY 2
                                      (NQM)             (NQS)             (NQU)            (NPF)             (NMZ)            (NMD)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $812,349,783,
   $748,498,836,
   $1,252,655,479,
   $494,623,101,
   $528,081,305 and
   $280,719,338,
   respectively)               $831,040,734      $764,611,611    $1,300,166,759     $502,415,245      $514,848,543     $268,411,995
Cash                              2,968,036         3,382,609         1,629,427        1,326,426         2,683,614               --
Receivables:
   Interest                      13,186,884        11,937,934        20,655,103        7,630,734        10,331,341        6,000,721
   Investments sold                  55,000           771,190         2,385,000          100,000         2,811,263        1,860,159
Deferred offering cost                   --                --                --               --           324,586           33,872
Other assets                         87,559            81,215           127,946           42,228            42,355           26,253
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              847,338,213       780,784,559     1,324,964,235      511,514,633       531,041,702      276,333,000
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings from custodian                --                --                --               --                --       32,562,804
Floating rate obligations        24,930,000         7,500,000        72,960,000       62,107,900        44,370,000       27,000,000
Payable for
   investments purchased            982,104         1,957,500         3,324,861          992,186         1,001,533               --
Variation margin
   on futures contracts                  --                --                --               --                --          439,844
Unrealized depreciation
   on forward swaps                      --                --                --        2,160,962                --               --
Accrued expenses:
   Management fees                  410,558           385,732           616,388          226,436           158,906           63,933
   Offering costs                        --                --                --               --                --          472,500
   Other                            212,283           193,110           309,553          110,411            92,949          111,489
Common share
   dividends payable              1,989,671         1,997,049         2,901,998          976,815         1,869,029        1,074,131
Preferred share
   dividends payable                109,197           105,583           188,750           53,546            45,669              N/A
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities          28,633,813        12,138,974        80,301,550       66,628,256        47,538,086       61,724,701
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value            301,000,000       279,000,000       452,000,000      165,000,000       155,000,000              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares            $517,704,400      $489,645,585    $  792,662,685     $279,886,377      $328,503,616     $214,608,299
====================================================================================================================================
Common shares
   outstanding                   35,820,767        34,015,420        54,219,374       19,904,218        23,859,362       15,796,696
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by Common
   shares outstanding)         $      14.45      $      14.39    $        14.62     $      14.06      $      13.77     $      13.59
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares,
   $.01 par value per share    $    358,208      $    340,154    $      542,194     $    199,042      $    238,594     $    157,967
Paid-in surplus                 499,418,358       473,839,020       755,310,592      276,591,039       338,649,115      225,628,553
Undistributed
   (Over-distribution of) net
   investment income             (1,127,650)         (253,042)         (135,306)        (628,161)        1,623,700        1,571,912
Accumulated net
   realized gain (loss)
   from investments and
   derivative transactions          364,533          (393,322)      (10,566,075)      (1,906,725)        1,224,969       (1,389,100)
Net unrealized
   appreciation (depreciation)
   of investments and
   derivative transactions       18,690,951        16,112,775        47,511,280        5,631,182       (13,232,762)     (11,361,033)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $517,704,400      $489,645,585    $  792,662,685     $279,886,377      $328,503,616     $214,608,299
====================================================================================================================================
Authorized shares:
   Common                       200,000,000       200,000,000       200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                      1,000,000         1,000,000         1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

N/A - Fund did not issue Preferred shares during the period November 15, 2007
      (commencement of operations) through April 30, 2008.

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                     Six Months Ended April 30, 2008 (Unaudited)

                                 INVESTMENT            SELECT           QUALITY          PREMIER       HIGH INCOME     HIGH INCOME
                                    QUALITY           QUALITY            INCOME           INCOME       OPPORTUNITY   OPPORTUNITY 2
                                      (NQM)             (NQS)             (NQU)            (NPF)             (NMZ)            (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              $ 21,802,369      $ 21,335,553      $ 33,355,902     $ 12,191,166      $ 17,363,403     $  7,122,777
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   2,518,740         2,368,167         3,762,088        1,392,827         1,789,504          701,409
Preferred shares - auction fees     374,194           346,845           561,912          205,123           192,691              N/A
Preferred shares - dividend
   disbursing agent fees             24,836            24,804            29,808           14,879            14,932              N/A
Shareholders' servicing
   agent fees
   and expenses                      25,979            22,695            38,104           13,978             1,182              705
Interest expense on
   floating rate
   obligations                      310,636            97,501           722,470          771,955           591,664          212,539
Interest expense
   on borrowings
   from custodian                        --                --                --               --                --          108,272
Custodian's fees
   and expenses                      74,536            90,254            98,512           46,275           160,890           41,537
Directors'/Trustees'
   fees and expenses                  7,599             7,527            10,823            4,698             5,319            4,861
Professional fees                    23,220            23,202            32,089           15,449            22,104            9,764
Shareholders' reports -
   printing and
   mailing expenses                  48,245            45,243            69,343           28,884            33,769           26,585
Stock exchange
   listing fees                       6,286             5,993             9,412            4,658             1,423           12,966
Investor relations
   expense                           51,255            48,847            77,968           28,374            32,476           73,483
Other expenses                       22,177            23,217            29,086           19,434             5,996            5,571
------------------------------------------------------------------------------------------------------------------------------------
Total expenses
   before custodian fee
   credit and expense
   reimbursement                  3,487,703         3,104,295         5,441,615        2,546,534         2,851,950        1,197,692
   Custodian fee credit             (48,691)          (75,209)          (56,932)         (27,542)           (2,572)         (27,754)
   Expense reimbursement                 --                --                --               --          (795,953)        (573,043)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      3,439,012         3,029,086         5,384,683        2,518,992         2,053,425          596,895
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            18,363,357        18,306,467        27,971,219        9,672,174        15,309,978        6,525,882
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                      742,653           653,614         1,272,142       (1,503,401)        1,220,269       (1,409,768)
   Forward swaps                         --                --                --         (247,000)               --               --
   Futures                               --                --                --               --                --           20,668
Change in net unrealized
   appreciation (depreciation) of:
   Investments                  (20,257,130)      (22,468,060)      (18,894,077)     (10,397,018)      (37,622,252)     (12,307,343)
   Forward swaps                         --                --                --       (2,290,721)               --               --
   Futures                               --                --                --               --                --          946,310
------------------------------------------------------------------------------------------------------------------------------------
Net realized
   and unrealized
   gain (loss)                  (19,514,477)      (21,814,446)      (17,621,935)     (14,438,140)      (36,401,983)     (12,750,133)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net
   investment income             (5,400,870)       (5,012,273)       (8,090,972)      (2,979,946)       (2,503,766)             N/A
From accumulated
   net realized gains                    --                --                --               --          (526,498)             N/A
------------------------------------------------------------------------------------------------------------------------------------
Decrease in
   net assets applicable
   to Common shares
   from distributions
   to Preferred
   shareholders                  (5,400,870)       (5,012,273)       (8,090,972)      (2,979,946)       (3,030,264)             N/A
------------------------------------------------------------------------------------------------------------------------------------
Net increase
   (decrease) in net assets
   applicable to Common shares
   from operations             $ (6,551,990)     $ (8,520,252)     $  2,258,312     $ (7,745,912)     $(24,122,269)    $ (6,224,251)
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through April 30, 2008.

N/A - Fund did not issue Preferred shares during the period November 15, 2007
      (commencement of operations) through April 30, 2008.

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (Unaudited)

                                                                      INVESTMENT QUALITY (NQM)              SELECT QUALITY (NQS)
                                                                   -----------------------------      ------------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                        4/30/08         10/31/07           4/30/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 18,363,357     $ 36,606,543      $ 18,306,467     $ 36,198,697
Net realized gain (loss) from:
   Investments                                                          742,653        1,949,305           653,614        1,994,624
   Forward swaps                                                             --               --                --               --
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (20,257,130)     (23,427,097)      (22,468,060)     (19,571,728)
   Forward swaps                                                             --               --                --               --
   Futures                                                                   --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (5,400,870)     (10,668,647)       (5,012,273)      (9,950,399)
   From accumulated net realized gains                                       --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                     (6,551,990)       4,460,104        (8,520,252)       8,671,194
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (14,009,505)     (28,773,137)      (13,671,951)     (28,151,510)
From accumulated net realized gains                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (14,009,505)     (28,773,137)     (13,671,951)      (28,151,510)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs adjustments           --               --               --                --
   Proceeds from shelf offering, net of offering costs adjustments           --               --               --                --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                          --        1,107,500           167,321        1,154,896
   Cost of repurchases                                                       --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                           --        1,107,500           167,321        1,154,896
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (20,561,495)     (23,205,533)      (22,024,882)     (18,325,420)
Net assets applicable to Common shares
   at the beginning of period                                       538,265,895      561,471,428       511,670,467      529,995,887
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                            $517,704,400     $538,265,895      $489,645,585     $511,670,467
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                     $ (1,127,650)    $    (80,632)     $   (253,042)    $    124,715
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued) (Unaudited)

                                                                          QUALITY INCOME (NQU)               PREMIER INCOME (NPF)
                                                                   -----------------------------      ------------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                        4/30/08         10/31/07           4/30/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 27,971,219     $ 54,707,748       $ 9,672,174     $ 19,093,554
Net realized gain (loss) from:
   Investments                                                        1,272,142        1,756,386        (1,503,401)          53,881
   Forward swaps                                                             --               --          (247,000)         178,000
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (18,894,077)     (29,728,496)      (10,397,018)     (12,901,205)
   Forward swaps                                                             --               --        (2,290,721)         636,942
   Futures                                                                   --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (8,090,972)     (16,132,468)       (2,979,946)      (5,895,868)
   From accumulated net realized gains                                       --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                      2,258,312       10,603,170        (7,745,912)       1,165,304
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (19,681,635)     (40,496,209)       (6,688,322)     (13,479,410)
From accumulated net realized gains                                          --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (19,681,635)     (40,496,209)       (6,688,322)     (13,479,410)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs adjustments           --               --                --               --
   Proceeds from shelf offering, net of offering costs adjustments           --               --                --               --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                          --          227,748                --               --
   Cost of repurchases                                                       --               --           (57,215)      (2,448,254)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                           --          227,748            57,215       (2,448,254)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (17,423,323)     (29,665,291)      (14,491,449)     (14,762,360)
Net assets applicable to Common shares
   at the beginning of period                                       810,086,008      839,751,299       294,377,826      309,140,186
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                            $792,662,685     $810,086,008      $279,886,377     $294,377,826
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                     $   (135,306)    $   (333,918)     $   (628,161)    $   (632,067)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                            HIGH INCOME                         HIGH INCOME
                                                                         OPPORTUNITY (NMZ)                  OPPORTUNITY 2 (NMD)
                                                                   -----------------------------      ------------------------------
                                                                     SIX MONTHS             YEAR            FOR THE PERIOD 11/15/07
                                                                          ENDED            ENDED       (COMMENCEMENT OF OPERATIONS)
                                                                        4/30/08         10/31/07                    THROUGH 4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 15,309,978     $ 28,668,897                        $ 6,525,882
Net realized gain (loss) from:
   Investments                                                        1,220,269        2,665,874                         (1,409,768)
   Forward swaps                                                             --               --                                 --
   Futures                                                                   --               --                             20,668
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (37,622,252)     (17,903,629)                       (12,307,343)
   Forward swaps                                                             --               --                                 --
   Futures                                                                   --               --                            946,310
Distributions to Preferred Shareholders:
   From net investment income                                        (2,503,766)      (5,501,664)                               N/A
   From accumulated net realized gains                                 (526,498)         (19,807)                               N/A
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                    (24,122,269)       7,909,671                         (6,224,251)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (11,688,264)     (22,823,070)                        (4,953,970)
From accumulated net realized gains                                  (2,146,329)        (105,253)                                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (13,834,593)     (22,928,323)                        (4,953,970)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares, net of offering costs adjustments           --               --                        225,146,250
   Proceeds from shelf offering, net of offering costs adjustments    4,659,413        3,071,410                                 --
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                     317,482          731,262                            539,995
   Cost of repurchases                                                       --               --                                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                    4,976,895        3,802,672                        225,686,245
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (32,979,967)     (11,215,980)                       214,508,024
Net assets applicable to Common shares
   at the beginning of period                                       361,483,583      372,699,563                            100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                            $328,503,616     $361,483,583                       $214,608,299
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                                     $  1,623,700     $    505,752                       $  1,571,912
====================================================================================================================================

N/A - Fund did not issue Preferred shares during the period November 15, 2007
      (commencement of operations) through April 30, 2008.

                                 See accompanying notes to financial statements.

Statement of
CASH FLOWS
                                     Six Months Ended April 30, 2008 (Unaudited)

                                                                                          PREMIER      HIGH INCOME     HIGH INCOME
                                                                                           INCOME      OPPORTUNITY   OPPORTUNITY 2
                                                                                            (NPF)             NMZ)           (NMD)*
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS    $ (7,745,912)     $(24,122,269) $   (6,224,251)
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                           (22,239,396)      (34,586,680)   (287,154,369)
   Proceeds from sales and maturities of investments                                   37,830,474        49,165,462      32,059,936
   Cash settlement of forward swaps                                                      (247,000)               --              --
   Proceeds from (Purchases of) short-term investments, net                            (6,375,000)               --              --
   Amortization/(Accretion) of premiums and discounts, net                               (553,262)         (297,673)        (34,673)
   (Increase) Decrease in receivable for interest                                        (456,521)         (632,430)     (6,000,721)
   (Increase) Decrease in receivable for investments sold                                 791,508           (77,100)     (1,860,159)
   (Increase) Decrease in other assets                                                     14,389           (14,805)        (26,253)
   Increase (Decrease) in payable for investments purchased                               992,186        (5,091,943)             --
   Increase (Decrease) in payable for variation margin                                         --                --         439,844
   Increase (Decrease) in accrued management fees                                         (15,371)          (15,282)         63,933
   Increase (Decrease) in accrued other liabilities                                       (50,814)          (40,608)        111,489
   Increase (Decrease) in Preferred share dividends payable                                 8,118             3,267             N/A
   Net realized (gain) loss from investments                                            1,503,401        (1,220,269)      1,409,768
   Net realized (gain) loss from paydowns                                                      --            (2,097)             --
   Net realized (gain) loss from forward swaps                                            247,000                --              --
   Change in net unrealized (appreciation) depreciation of investments                 10,397,018        37,622,252      12,307,343
   Change in net unrealized (appreciation) depreciation of forward swaps                2,290,721                --              --
   Taxes paid on undistributed capital gains                                                   --             8,903              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                 16,391,539        20,698,728    (254,908,113)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                       (8,385,000)               --              --
Increase (Decrease) in cash overdraft balance                                                  --        (8,965,318)             --
Increase (Decrease) in borrowings from custodian                                               --                --      32,562,804
Cash distributions paid to Common shareholders                                         (6,681,948)      (13,482,818)     (3,339,844)
Proceeds from sale of Common Shares                                                            --                --     225,685,153
Proceeds from Common share shelf offering                                                      --         4,433,022              --
Cost of Common shares repurchased                                                         (57,215)               --              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                (15,124,163)      (18,015,114)    254,908,113
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                         1,267,376         2,683,614              --
Cash at the beginning of period                                                            59,050                --              --
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                            $  1,326,426       $ 2,683,614    $         --
====================================================================================================================================

* For the period November 15, 2007 (commencement of operations) through April 30, 2008.
N/A - Fund did not issue Preferred shares during the period November 15, 2007
      (commencement of operations) through April 30, 2008.

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was $771,955, $591,664 and $212,539 for Premier Income (NPF), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively. Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $317,482 and $539,995 for High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD), respectively.

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the "Funds"). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Prior to the commencement of operations, the High Income Opportunity 2 (NMD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2008, Select Quality (NQS) and Quality Income (NQU) each had outstanding when issued/delayed delivery purchase commitments of $1,957,500. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended April 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

High Income Opportunity 2 (NMD) did not issue any Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2008. The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
                                                         (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                              2,500        2,000        3,000        1,000        3,000
   Series T                                              2,500        2,000        3,000        2,800        1,600
   Series W                                              2,500        2,800        3,000           --        1,600
   Series W2                                                --           --        2,080           --           --
   Series TH                                             2,040        1,560        4,000        2,800           --
   Series F                                              2,500        2,800        3,000           --           --
------------------------------------------------------------------------------------------------------------------
Total                                                   12,040       11,160       18,080        6,600        6,200
==================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower then they otherwise would have been.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organizational costs (approximately $11,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share of High Income Opportunity Fund 2
(NMD). High Income Opportunity Fund 2's (NMD) share of Common share offering costs ($472,500) were recorded as reductions of the proceeds from the sale of Common shares.

Common Shares Shelf Offering

On September 24, 2007, a registration statement filed by High Income Opportunity
(NMZ) became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) in connection with the offering of its additional common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the six months ended April 30, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2008, were as follows:

                                        INVESTMENT        SELECT         QUALITY        PREMIER   HIGH INCOME      HIGH INCOME
                                           QUALITY       QUALITY          INCOME         INCOME   OPPORTUNITY    OPPORTUNITY 2
                                             (NQM)         (NQS)           (NQU)          (NPF)          (NMZ)           (NMD)
------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations      $21,399,231    $6,733,736     $49,837,967    $53,210,615    $41,720,769     $15,758,242
Average annual interest rate and fees        2.92%         2.91%           2.92%          2.92%          2.85%           2.94%
==============================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Premier Income (NPF) was the only Fund to invest in forward interest rate swap transactions during the six months ended April 30, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. High Income Opportunity 2 (NMD) was the only Fund to invest in futures contracts during the period November 15, 2007, (commencement of operations) through April 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Borrowings from Custodian

In anticipation of the issuance of preferred shares in January 2008, High Income Opportunity 2 (NMD) purchased securities with the intent of funding the settlement of the purchases with the proceeds from the preferred stock issuance. During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused the postponement of the Fund's preferred shares offering, and subsequent failed auctions of the preferred shares issued by other closed-end funds have extended that postponement indefinitely. Consequently, the Fund overdrew its bank account with the custodian bank. Management has determined that leveraging the Fund with taxable debt such as a bank loan would be advantageous to Fund shareholders and has secured a commitment to obtain long-term financing to replace the bank overdraft. The Fund's cash account continues to be overdrawn at April 30, 2008, in anticipation of the loan closing in the near term. Management believes that the bank overdraft with the custodian should be viewed as a Borrowing from Custodian much like a formal bank loan and has reclassified it accordingly on the Statement of Assets & Liabilities. In addition, the Fund has reclassified its custodian overdraft charges related to this balance during this period to "Interest expense on borrowings from custodian" on the Statement of Operations. Overdraft charges are calculated at the Federal Funds Rate plus .15%, which is the same rate to be paid on the prospective long-term financing. For the period November 15, 2007 (commencement of operations) through April 30, 2008, the average daily balance outstanding on such Borrowings from Custodian and weighted average interest rate for the Fund were $29,839,790 and 3.61%, respectively.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



2. FUND SHARES

On July 10, 2007, the Board of Directors of Premium Income (NPF), approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's Common shares. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                     INVESTMENT QUALITY (NQM)     SELECT QUALITY (NQS)        QUALITY INCOME (NQU)
                                     ------------------------   -----------------------   ---------------------------
                                     SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                          ENDED    YEAR ENDED        ENDED   YEAR ENDED        ENDED       YEAR ENDED
                                        4/30/08      10/31/07      4/30/08     10/31/07      4/30/08         10/31/07
---------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions          --        71,808       11,184       73,380           --           14,886
   Repurchased                               --            --           --           --           --               --
---------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased               --            --           --           --           --               --
   Discount per share repurchased            --            --           --           --           --               --
=====================================================================================================================
                                                                           HIGH                      HIGH
                                       PREMIER INCOME (NPF)     INCOME OPPORTUNITY (NMZ)   INCOME OPPORTUNITY 2 (NMD)
                                     ------------------------   ------------------------  ---------------------------
                                     SIX MONTHS                 SIX MONTHS                    FOR THE PERIOD 11/15/07
                                          ENDED    YEAR ENDED        ENDED   YEAR ENDED  (COMMENCEMENT OF OPERATIONS)
                                        4/30/08      10/31/07      4/30/08     10/31/07               THROUGH 4/30/08
---------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold                                      --            --           --           --                    15,750,000
   Sold through shelf offering               --            --      297,054      197,111                            --
   Issued to shareholders due
   to reinvestment of distributions          --            --       21,277       44,002                        39,696
   Repurchased                           (4,500)     (182,300)          --           --                            --
---------------------------------------------------------------------------------------------------------------------
                                         (4,500)     (182,300)     318,331      241,113                    15,789,696
=====================================================================================================================
Weighted average Common share:
   Price per share repurchased            12.69         13.41           --           --                            --
   Discount per share repurchased         12.99%         8.71%          --           --                            --
   Premium per shelf offering share sold     --            --         4.99%        4.32%                           --
=====================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2008, were as follows:

                                      INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME    HIGH INCOME
                                         QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY  OPPORTUNITY 2
                                           (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)         (NMD)*
--------------------------------------------------------------------------------------------------------------------
Purchases                            $20,889,517   $40,901,532  $61,116,103  $22,239,396  $34,586,680   $287,154,369
Sales and maturities                  33,015,116    54,583,026   68,193,638   37,830,474   49,165,462     32,059,936
====================================================================================================================

* For the period November 15, 2007 (commencement of operations) through April 30, 2008.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2008, the cost of investments was as follows:

                                 INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME    HIGH INCOME
                                    QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY  OPPORTUNITY 2
                                      (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)          (NMD)
--------------------------------------------------------------------------------------------------------------------
Cost of investments            $787,102,742  $740,440,855  $1,179,144,986  $432,448,255  $482,257,071   $253,669,988
====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008, were as follows:

                                 INVESTMENT         SELECT         QUALITY       PREMIER   HIGH INCOME    HIGH INCOME
                                    QUALITY        QUALITY          INCOME        INCOME   OPPORTUNITY  OPPORTUNITY 2
                                      (NQM)          (NQS)           (NQU)         (NPF)         (NMZ)          (NMD)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                $ 36,069,715   $ 30,804,397    $ 65,757,957   $16,562,244  $ 15,069,491    $   308,356
   Depreciation                 (17,064,753)   (14,133,441)    (17,696,613)   (8,700,149)  (26,848,379)   (12,565,809)
----------------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation (depreciation)
   of investments              $ 19,004,962   $ 16,670,956    $ 48,061,344   $ 7,862,095  $(11,778,888)  $(12,257,453)
======================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' last tax year end, were as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
                                                         (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *               $1,813,319   $1,897,389   $2,245,512     $458,294   $  794,702
Undistributed net ordinary income **                   203,237          797           --       10,401       82,621
Undistributed net long-term capital gains                   --           --           --           --    2,667,895
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
                                                         (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $39,550,444  $38,224,899  $56,796,248  $19,389,148  $28,368,237
Distributions from net ordinary income **                   --           --           --           --        4,938
Distributions from net long-term capital gains              --           --           --           --      125,060
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


At October 31, 2007, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                             INVESTMENT       SELECT       QUALITY       PREMIER
                                QUALITY      QUALITY        INCOME        INCOME
                                  (NQM)        (NQS)         (NQU)         (NPF)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2011            $     --   $       --   $11,423,918      $     --
   October 31, 2012                  --           --            --            --
   October 31, 2013                  --           --            --       156,324
   October 31, 2014             379,755    1,047,056            --            --
--------------------------------------------------------------------------------
Total                          $379,755   $1,047,056   $11,423,918      $156,324
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
AVERAGE DAILY NET ASSETS                                    QUALITY INCOME (NQU)
(INCLUDING NET ASSETS                                       PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                           HIGH INCOME OPPORTUNITY (NMZ)
(INCLUDING NET ASSETS                       HIGH INCOME OPPORTUNITY FUND 2 (NMD)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of April 30, 2008, the complex-level fee rate was .1855%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                      .32%             2009                            .24%
2004                       .32              2010                            .16
2005                       .32              2011                            .08
2006                       .32
2007                       .32
2008                       .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

The Adviser has agreed to waive 100% of High Income Opportunity 2's (NMD) management fee from November 15, 2007 (commencement of operations) through February 29, 2008, 50% of the management fee for the period March 1, 2008 through May 31, 2008, and 25% of the management fee for the period June 1, 2008 through August 31, 2008. The Adviser has not agreed to waive any portion of High Income Opportunity 2's (NMD) management fee beyond August 31, 2008.

As of April 30, 2008 and October 31, 2007, Nuveen Investments, LLC received commissions of $24,212 and $17,981, respectively, related to the sale of common shares as a result of the High Income Opportunity (NMZ) shelf offering.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2008, to shareholders of record on May 15, 2008, as follows:

                                      INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME    HIGH INCOME
                                         QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY  OPPORTUNITY 2
                                           (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)          (NMD)
--------------------------------------------------------------------------------------------------------------------
Dividend per share                        $.0645        $.0670       $.0605       $.0560       $.0815         $.0785
====================================================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as inverse floating rate securities or inverse floaters, to refinance a portion of the funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. Of this amount, Nuveen expects that approximately $560 million in ARPS redemption notices will be issued within shortly for thirteen funds, including Investment Quality (NQM), Quality Income
(NQU) and Premier Income (NPF).

Financial
HIGHLIGHTS (Unaudited)

Financial
HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                               Less Distributions
                              ---------------------------------------------------------------  --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)               $15.03       $ .51       $(.55)          $(.15)           $ --   $ (.19)     $ (.39)      $ --    $ (.39)
2007                   15.71        1.02        (.60)           (.30)             --      .12        (.80)        --      (.80)
2006                   15.49        1.05         .42            (.24)           (.03)    1.20        (.84)      (.14)     (.98)
2005                   16.06        1.05        (.39)           (.16)           (.01)     .49        (.96)      (.10)    (1.06)
2004                   15.65        1.07         .43            (.08)             --     1.42       (1.01)        --     (1.01)
2003                   15.63        1.11         .02            (.08)             --     1.05       (1.01)      (.02)    (1.03)

SELECT QUALITY (NQS)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                15.05         .54        (.65)           (.15)             --     (.26)       (.40)        --      (.40)
2007                   15.62        1.07        (.52)           (.29)             --      .26        (.83)        --      (.83)
2006                   15.46        1.07         .23            (.26)             --     1.04        (.88)        --      (.88)
2005                   15.69        1.06        (.16)           (.16)             --      .74        (.97)        --      (.97)
2004                   15.33        1.09         .42            (.07)          (.01)     1.43       (1.00)      (.07)    (1.07)
2003                   15.00        1.08         .30            (.07)             --     1.31        (.98)        --      (.98)
===============================================================================================================================
                                                                 Total Returns
                                                             ---------------------
                       Offering                                             Based
                      Costs and      Ending                                    on
                      Preferred      Common                   Based        Common
                          Share       Share    Ending            on     Share Net
                   Underwriting   Net Asset    Market        Market         Asset
                      Discounts       Value     Value         Value*        Value*
===================================================================================
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                    $ --      $14.45    $13.71          1.60%        (1.25)%
2007                         --       15.03     13.88         (6.17)          .82
2006                         --       15.71     15.60         15.33          8.09
2005                         --       15.49     14.45          1.17          3.10
2004                         --       16.06     15.33          8.54          9.37
2003                         --       15.65     15.10          7.78          6.88

SELECT QUALITY (NQS)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                      --       14.39     14.26         (2.18)        (1.71)
2007                         --       15.05     15.00          2.31          1.70
2006                         --       15.62     15.47         10.47          6.94
2005                         --       15.46     14.83          4.14          4.77
2004                         --       15.69     15.19         10.19          9.64
2003                         --       15.33     14.81          9.91          8.96
===================================================================================
                                                                Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                      Before Credit/Reimbursement/Refund            After Credit/Reimbursement/Refund**
                                 ------------------------------------------   ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net   Portfolio
                    to Common       Including       Excluding   Investment       Including       Excluding   Investment    Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)              $517,704         1.33%***        1.21%***     6.97%***        1.31%***        1.19%***     6.99%***          3%
2007                  538,266         1.35            1.19         6.67            1.33            1.17         6.69             11
2006                  561,471         1.20            1.20         6.79            1.17            1.17         6.82             10
2005                  553,857         1.20            1.20         6.59            1.18            1.18         6.61             22
2004                  574,164         1.20            1.20         6.78            1.20            1.20         6.79             16
2003                  559,644         1.22            1.22         7.05            1.22            1.22         7.05              5

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)               489,646         1.25***         1.21***      7.34***         1.22***         1.18***      7.37***           5
2007                  511,670         1.21            1.18         6.95            1.20            1.17         6.96              8
2006                  529,996         1.18            1.18         6.91            1.17            1.17         6.93              5
2005                  523,994         1.18            1.18         6.76            1.16            1.16         6.78              4
2004                  531,694         1.21            1.21         6.96            1.15            1.15         7.02              4
2003                  519,361         1.26            1.26         7.06            1.25            1.25         7.06              9
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                     (000)    Per Share    Per Share         (000)   Per $1,000
================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)           $301,000      $25,000      $67,999      $24,930      $ 33,840
2007               301,000       25,000       69,706       21,105        40,766
2006               301,000       25,000       71,634           --            --
2005               301,000       25,000       71,001           --            --
2004               301,000       25,000       72,688           --            --
2003               301,000       25,000       71,482           --            --

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)            279,000       25,000       68,875        7,500       103,486
2007               279,000       25,000       70,849        6,665       119,630
2006               279,000       25,000       72,491           --            --
2005               279,000       25,000       71,953           --            --
2004               279,000       25,000       72,643           --            --
2003               279,000       25,000       71,538           --            --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended April 30, 2008.

                                 See accompanying notes to financial statements.


                                  98-99 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                               Less Distributions
                              ---------------------------------------------------------------  --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)               $14.94       $ .52       $(.33)          $(.15)           $ --    $ .04       $(.36)      $ --    $( .36)
2007                   15.49        1.01        (.51)           (.30)             --      .20        (.75)        --      (.75)
2006                   15.26        1.01         .30            (.26)             --     1.05        (.82)        --      (.82)
2005                   15.54        1.02        (.22)           (.16)             --      .64        (.92)        --      (.92)
2004                   15.04        1.04         .51            (.08)             --     1.47        (.97)        --      (.97)
2003                   14.70        1.06         .34            (.07)             --     1.33        (.96)      (.03)     (.99)

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                14.79         .49        (.73)           (.15)             --     (.39)       (.34)        --      (.34)
2007                   15.39         .95        (.59)           (.29)             --      .07        (.67)        --      (.67)
2006                   14.90         .94         .51            (.26)             --     1.19        (.70)        --      (.70)
2005                   15.53         .94        (.39)           (.16)           (.01)     .38        (.88)      (.13)    (1.01)
2004                   15.13        1.00         .47            (.08)             --     1.39        (.99)        --      (.99)
2003                   15.23        1.06        (.01)           (.07)           (.01)     .97        (.98)      (.09)    (1.07)
===============================================================================================================================
                                                                  Total Returns
                                                              ---------------------
                        Offering                                             Based
                       Costs and      Ending                                    on
                       Preferred      Common                   Based        Common
                           Share       Share    Ending            on     Share Net
                    Underwriting   Net Asset    Market        Market         Asset
                       Discounts       Value     Value         Value*        Value*
===================================================================================
QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                     $ --      $14.62    $13.47          1.40%         .31%
2007                          --       14.94     13.64         (2.54)         1.31
2006                          --       15.49     14.73          8.55          7.07
2005                          --       15.26     14.34          4.78          4.15
2004                          --       15.54     14.58          8.76         10.07
2003                          --       15.04     14.33          9.31          9.37

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                       --       14.06     12.86          (.76)        (2.65)
2007                          --       14.79     13.30          2.28           .48
2006                          --       15.39     13.65          5.93          8.20
2005                          --       14.90     13.57          1.05          2.49
2004                          --       15.53     14.43          4.75          9.48
2003                          --       15.13     14.74          9.13          6.57
===================================================================================
                                                                 Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                          Applicable to Common Shares                  Applicable to Common Shares
                                       Before Credit/Reimbursement/Refund           After Credit/Reimbursement/Refund**
                                  ------------------------------------------  ------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses        Expenses          Net       Expenses        Expenses          Net   Portfolio
                      to Common      Including       Excluding   Investment      Including       Excluding   Investment    Turnover
                    Shares (000)  Interest++(a)   Interest++(a)     Income++  Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                $792,663        1.37%***        1.19%***     7.01%***       1.35%***        1.17%***     7.02%***          5%
2007                    810,086        1.38            1.17         6.65           1.37            1.16         6.66              5
2006                    839,751        1.18            1.18         6.62           1.17            1.17         6.63             11
2005                    827,077        1.18            1.18         6.57           1.17            1.17         6.57              6
2004                    842,093        1.20            1.20         6.83           1.20            1.20         6.83              6
2003                    815,270        1.21            1.21         7.12           1.21            1.21         7.13              9

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                 279,886        1.79***         1.25***      6.78***        1.77***         1.23***      6.79***           4
2007                    294,378        1.84            1.20         6.30           1.82            1.18         6.32             10
2006                    309,140        1.24            1.24         6.27           1.23            1.23         6.28             35
2005                    299,423        1.23            1.23         6.16           1.22            1.22         6.17             20
2004                    311,991        1.28            1.28         6.57           1.27            1.27         6.58             22
2003                    304,048        1.24            1.24         6.91           1.23            1.23         6.91             19
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                     (000)    Per Share    Per Share         (000)   Per $1,000
================================================================================
QUALITY INCOME (NQU)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)          $452,000       $25,000      $68,842      $72,960       $18,060
2007              452,000        25,000       69,806       48,875        26,823
2006              452,000        25,000       71,446           --            --
2005              452,000        25,000       70,745           --            --
2004              452,000        25,000       71,576           --            --
2003              452,000        25,000       70,092           --            --

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)           165,000        25,000       67,407       62,108         8,163
2007              165,000        25,000       69,603       47,355        10,701
2006              165,000        25,000       71,839           --            --
2005              165,000        25,000       70,367           --            --
2004              165,000        25,000       72,271           --            --
2003              165,000        25,000       71,068           --            --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended April 30, 2008.

                                 See accompanying notes to financial statements.


                                 100-101 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                               Less Distributions
                              ---------------------------------------------------------------  --------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)               $15.36       $ .64      $(1.52)          $(.11)        $(.02)    $(1.01)     $ (.49)   $(.09)     $ (.58)
2007                   16.00        1.23        (.65)           (.24)           --***     .34        (.98)      --***     (.98)
2006                   15.36        1.21         .65            (.19)           --       1.67       (1.04)      --       (1.04)
2005                   14.87        1.22         .54            (.13)         (.01)      1.62       (1.07)    (.06)      (1.13)
2004(c)                14.33         .98         .71            (.08)           --       1.61        (.89)      --        (.89)

HIGH INCOME OPPORTUNITY 2 (NMD)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                14.33         .41        (.81)             --            --       (.40)       (.31)      --        (.31)
===============================================================================================================================
                                                                  Total Returns
                                                              ---------------------
                        Offering                                             Based
                       Costs and      Ending                                    on
                       Preferred      Common                   Based        Common
                           Share       Share    Ending            on     Share Net
                    Underwriting   Net Asset    Market        Market         Asset
                       Discounts       Value     Value         Value*        Value*
====================================================================================
HIGH INCOME
OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)                    $ --       $13.77    $15.50          1.90%        (6.66)%
2007                         --        15.36     15.82         (2.68)         2.14
2006                        .01        16.00     17.25         14.79         11.34
2005                         --        15.36     15.99         14.35         11.20
2004(c)                    (.18)       14.87     15.04          6.49         10.38

HIGH INCOME
OPPORTUNITY 2 (NMD)
------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)                    (.03)       13.59     14.55          (.77)        (2.90)
====================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                     Before Credit/Reimbursement/Refund            After Credit/Reimbursement/Refund**
                                -------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses         Expenses          Net        Expenses        Expenses          Net   Portfolio
                   to Common       Including        Excluding   Investment       Including       Excluding   Investment    Turnover
                 Shares (000)   Interest++(a)    Interest++(a)     Income++   Interest++(a)   Interest++(a)     Income++       Rate
====================================================================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)             $328,504        1.66%****        1.32%****    8.46%****       1.20%****        .85%****    8.92%****          6%
2007                 361,484        1.50             1.28         7.31            1.04             .82         7.77              12
2006                 372,700        1.21             1.21         7.31             .75             .75         7.77               9
2005                 357,025        1.20             1.20         7.54             .74             .74         8.00               6
2004(c)              345,023        1.15*            1.15*        6.75*            .70*            .70*        7.20*             52

HIGH INCOME OPPORTUNITY 2 (NMD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)              214,608        1.22****         1.01****     6.06****         .61****         .39****     6.67****          16
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                     (000)     Per Share    Per Share        (000)   Per $1,000
================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(b)          $155,000       $25,000      $77,894      $44,370       $11,897
2007              155,000        25,000       83,304       32,995        16,653
2006              155,000        25,000       85,113           --            --
2005              155,000        25,000       82,585           --            --
2004(c)           155,000        25,000       80,649           --            --

HIGH INCOME OPPORTUNITY 2 (NMD)
--------------------------------------------------------------------------------
Year Ended 10/31:
2008(d)              N/A            N/A          N/A       27,000         8,948
================================================================================

N/A Fund did not issue Preferred shares during the period November 15, 2007 (commencement of operations) through April 30, 2008.

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

*** Distributions from Capital Gains to Preferred Shareholders and Capital Gains to Common Shareholders round to less than $.01 per share.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended April 30, 2008.

(c) For the period November 19, 2003 (commencement of operations) through October 31, 2004.

(d) For the period November 15, 2007 (commencement of operations) through April 30, 2008.

                                 See accompanying notes to financial statements.


                                 102-103 spread

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Board Members are responsible for approving the advisory arrangement for the Nuveen Municipal High Income Opportunity Fund 2 (the "Fund"). At a meeting held on October 16, 2007 (the "Meeting"), the Board Members, including the Independent Board Members, unanimously approved an investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Asset Management ("NAM"). Earlier in the year, the Board Members were advised of, and in connection with the approval and renewal of investment advisory arrangements for other Nuveen funds had taken into account, the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). If the Fund had been launched before the closing of the Transaction, the Investment Management Agreement would have automatically terminated upon the closing of the Transaction. Accordingly, in case the Investment Management Agreement was entered into prior to the closing of the Transaction, the Board Members, including the Independent Board Members, also unanimously approved a new investment management agreement between the Fund and NAM (the "New Investment Management Agreement") to take effect upon the closing of the Transaction.

To assist the Board in its evaluation of an advisory contract with NAM at the Meeting, the Independent Board Members previously had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

[] the services currently provided by NAM to other Nuveen funds and expected to be provided to the Fund;

[] the organization of NAM, including the responsibilities of various departments and key personnel;

[] the expertise and background of NAM with respect to the Fund's investment strategy;

[] the performance records of NAM and of a similar Nuveen fund (as described below);

[] the profitability of Nuveen (which incorporated Nuveen's wholly-owned subsidiaries);

[] the proposed management fees of NAM, including comparisons of such fees with the management fees of comparable, unaffiliated funds, as well as comparable, affiliated funds, if any;

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable, unaffiliated funds, as well as comparable, affiliated funds, if any.

In addition, in light of the impending Transaction, the Board Members were aware of and considered the impact of the Transaction on the provision of services by NAM and its affiliates on behalf of the Fund. During the Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered in voting on advisory contracts. It is with this background that the Board Members considered the advisory agreement with NAM for the Fund. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.


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A.   NATURE, EXTENT AND QUALITY OF SERVICES

The Board Members considered the nature, extent and quality of NAM's services. As NAM already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of NAM's organization, operations and personnel. In this regard, the Board Members are familiar with and have evaluated the professional experience, qualifications and credentials of NAM's personnel.

At the Meeting and at prior meetings of the Board, including the meeting of the Board held on May 21, 2007 to conduct the Board's annual review of advisory contracts (the "May Meeting"), the Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide to the Nuveen funds; and NAM's experience with the applicable investment strategy. Given the Board Members' experience with Nuveen funds advised by NAM, the Board Members recognized and considered the quality of its investment process in making portfolio management decisions.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things: product management; preparing shareholder reports; providing daily accounting; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser).

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members have recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

If the Fund utilizes leverage through the issuance of preferred shares, the Board Members have noted Nuveen's continued support for the holders of preferred shares of its closed-end funds by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for preferred shares;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

In light of the Transaction, the Board Members also considered the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreement. More specifically, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Investment Management Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement are the same as those under the Investment Management Agreement. The Board Members further noted that key personnel of NAM who will have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's previous representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund by NAM is expected.

In addition to the above, the Board Members considered potential changes in the expected operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations at meetings held earlier during the year, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members have recognized that applicable law would generally prohibit the Nuveen funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They also recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They further recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members also had considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. In addition to the regulatory restrictions considered by the Board, the Board Members were aware of and had considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction.

Based on its review, and taking into account considerations from prior meetings, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services expected to be provided by NAM and that the expected nature, quality and extent of such services, before and after the Transaction, were satisfactory and supported approval of the Investment Management Agreement and the New Investment Management Agreement.

B.   INVESTMENT PERFORMANCE

The Fund is new and therefore did not have its own performance history. However, the Board Members were provided with certain performance information for the one-year, three-year and five-year periods ending June 30, 2007 for a Nuveen fund managed by the same team responsible for the Fund that has a similar structure and investment strategy.

The Board Members are also familiar with NAM's performance record on other Nuveen funds. With respect to performance, the Board also considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction.


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C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     In evaluating the management fees and expenses that the Fund was expected to bear, the Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). In this regard, the Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale."

     With respect to the New Investment Management Agreement, the Board Members noted that the fee schedule is identical to that of the Investment Management Agreement. Based on the information provided, the Board Members did not expect overall Fund expenses would increase as a result of the Transaction.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts. With respect to separately managed accounts, the advisory fees charged to such separately managed accounts are generally lower than those charged to comparable funds. The Board Members have recognized, however, the additional services that are provided (as described above) and the costs incurred by Nuveen in managing and operating registered investment companies compared to individually managed separate accounts. These services are generally not required to the same extent, if at all, for separate accounts. Accordingly, the Board Members have noted that the nature and number of services provided to operate a fund merit the higher fees than those assessed to the separately managed accounts.

     3.   PROFITABILITY

     In conjunction with its review of fees, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen's wholly-owned subsidiaries). At the Meeting or prior meetings, the Board Members reviewed Nuveen's revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis). At the May Meeting, the Board Members reviewed data comparing Nuveen's profitability with other investment management companies prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In reviewing profitability, the Board Members recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. The Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members have noted the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. The Board Members further received the 2006 Annual Report for Nuveen Investments as well as its quarterly report ending June 30, 2007. As noted below, the Board Members also recognized the recent changes to the complex-wide fee breakpoint schedule that went into effect August 20, 2007. The Board Members further noted that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory services (which includes its affiliated sub-advisers). Based on their review, the Board Members were satisfied that the level of profitability was reasonable in light of the services to be provided.

     In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.


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

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure that shareholders share in these benefits, the Board Members received and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004 and modified in August 2007 to generate additional fee savings. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. Based on their review, the Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E.   INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered any benefits from soft dollar arrangements. The Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. The Board Members also recognized that affiliates of NAM receive revenues for serving as agent at Nuveen's preferred trading desk and for serving as co-manager in the initial public offering of new closed-end exchange-traded funds.

With respect to the Transaction, the Board Members also recognized that as the policies and operations of NAM are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Nuveen funds under the management agreements and other Board-approved relationships, it was not expected that MDP or its affiliates would derive any benefit from the Nuveen funds as a result of the Transaction or transact any business with or on behalf of the Nuveen funds (other than perhaps potential Nuveen fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Nuveen funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F.   OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio


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

transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Fund and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G.   APPROVAL

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and New Investment Management Agreement were fair and reasonable, that NAM's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and New Investment Management Agreement should be and were approved on behalf of the Fund.


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
Reinvest Automatically
 EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


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NOTES

NOTES



                                       113

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Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds. Modified duration is a formula that expresses the measurable change in the value of a security in response to a change in interest rates.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.


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Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPF repurchased 4,500 common shares. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS. Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                www.nuveen.com/etf
                                                 Share prices
                                                 Fund details
                                                 Daily financial news
                                                 Investor education
                                                 Interactive planning tools


                                                                     ESA-C-0408D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal High Income Opportunity Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 9, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 9, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 9, 2008
    -------------------------------------------------------------------